     HARTFORD
     LIFE INSURANCE COMPANY
     SEPARATE ACCOUNT TWO (DC-II)
     Tax Sheltered Annuity/Individual Retirement Annuity

    [LOGO]

   The   group  variable  annuity  contracts  (hereinafter  the  "Contract"  or
 "Contracts") described in this Prospectus are issued by Hartford Life Insurance Company ("Hartford Life"). The Contracts provide for both an Accumulation Period and an Annuity Period. Contributions are held in a division of Hartford Life Insurance Company Separate Account Two ("DC-II") during the Accumulation Period and during the Annuity Period. The Contracts may contain a General Account option which allows participants to allocate contributions to the General Account of Hartford Life. The General Account option, if applicable, is not described in this Prospectus.

   The Contracts are issued to Employers or to a trustee or custodian of the Employer's plan, to allow their employees to participate in a Tax Sheltered Annuity as described under Section 403(b) of the Internal Revenue Code or an Individual Retirement Annuity as described under Section 408 of the Internal Revenue Code.

   The following Sub-Accounts are available under the Contracts. Opposite each Sub-Account is the name of the underlying investment ("Fund") for that Sub-Account.

 Advisers Fund             --  shares of Hartford Advisers Fund, Inc.
   Sub-Account                 ("Advisers Fund")
 Bond Fund Sub-Account     --  shares of Hartford Bond Fund, Inc. ("Bond Fund")
 Capital Appreciation      --  shares of Hartford Capital Appreciation Fund,
   Fund Sub-Account            Inc. (formerly "Hartford Aggressive Growth Fund,
                               Inc.") ("Capital Appreciation Fund")
 Dividend and Growth Fund  --  shares of Hartford Dividend and Growth Fund,
   Sub-Account                 Inc. ("Dividend and Growth Fund")
 Index Fund Sub-Account    --  shares of Hartford Index Fund, Inc. ("Index
                               Fund")
 International             --  shares of Hartford International Opportunities
   Opportunities Fund          Fund, Inc. ("International Opportunities Fund")
   Sub-Account
 Money Market Fund Sub-    --  shares of HVA Money Market Fund, Inc. ("Money
   Account                     Market Fund")
 Mortgage Securities Fund  --  shares of Hartford Mortgage Securities Fund,
   Sub-Account                 Inc. ("Mortgage Securities Fund")
 Responsibly Invested      --  shares of Calvert Responsibly Invested Balanced
   Balanced Fund               Fund Series of Acacia Capital Corporation.
   Sub-Account                 (formerly Calvert Socially Responsive Fund)
                               ("Responsibly Invested Balanced Fund")
 Stock Fund Sub-Account    --  shares of Hartford Stock Fund, Inc. ("Stock
                               Fund")
 AMS/TCI Advantage Fund    --  shares of TCI Portfolios, Inc. TCI Advantage
   Sub-Account                 ("AMS/TCI Advantage Fund")
 AMS/TCI Growth Fund Sub-  --  shares of TCI Portfolios, Inc. TCI Growth
   Account                     ("AMS/TCI Growth Fund")
 AMS/Fidelity VIP II       --  shares of Fidelity Investments Variable
   Asset Manager Fund          Insurance Products II Asset Manager
   Sub-Account                 ("AMS/Fidelity VIP II Asset Manager Fund")
 AMS/Fidelity VIP II       --  shares of Fidelity Investments Variable
   Contrafund Fund             Insurance Products II Contrafund Fund
   Sub-Account                 ("AMS/Fidelity VIP II Contrafund Fund")
 AMS/Fidelity VIP Growth   --  shares of Fidelity Investments Variable
   Fund Sub-Account            Insurance Products Growth Fund ("AMS/Fidelity
                               VIP Growth Fund")
 AMS/Fidelity VIP          --  shares of Fidelity Investments Variable
   Overseas Fund               Insurance Products Overseas Fund ("AMS/Fidelity
   Sub-Account                 VIP Overseas Fund")

 This Prospectus sets forth the information concerning DC-II that investors ought to know before investing. This Prospectus should be kept for future reference. Additional information about DC-II has been filed with the Securities and Exchange Commission and is available without charge upon request. To obtain the Statement of Additional Information send a written request to Hartford Life Insurance Company, Attn: RPVA Administration, P.O. Box 2999, Hartford, CT 06104-2999. The Table of Contents for the Statement of Additional Information may be found on page 29 of this Prospectus. The
 Statement of Additional Information is incorporated by reference to this Prospectus.
 ------------------------------------------------------------------------------
 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 THIS PROSPECTUS IS NOT VALID UNLESS ATTACHED TO THE CURRENT PROSPECTUS OF THE APPLICABLE ELIGIBLE FUNDS LISTED ABOVE WHICH CONTAINS A FULL DESCRIPTION OF THOSE FUNDS. INVESTORS ARE ADVISED TO RETAIN THESE PROSPECTUSES FOR FUTURE REFERENCE.
 ------------------------------------------------------------------------------

 Prospectus Dated: December 29, 1995
 Statement of Additional Information Dated: December 29, 1995

                               TABLE OF CONTENTS

 SECTION                                                                   PAGE
 ------------------------------------------------------------------------  ----
 GLOSSARY OF SPECIAL TERMS...............................................    3
 FEE TABLES..............................................................    4
 SUMMARY.................................................................    5
 PERFORMANCE RELATED INFORMATION.........................................    7
 INTRODUCTION............................................................    7
 THE CONTRACTS AND THE SEPARATE ACCOUNT..................................    8
   What are the Contracts?...............................................    8
   Who can buy these Contracts?..........................................    8
   What is the Separate Account and how does it operate?.................    8
 OPERATION OF THE CONTRACT...............................................    9
   How are Contributions credited?.......................................    9
   May I change the amount of my Contributions?..........................    9
   May I make changes in my Sub-Account allocations?.....................    9
   May I transfer assets between Sub-Accounts?...........................    9
   How do I transfer assets between Sub-Accounts or change my Sub-Account
    allocations?.........................................................   10
   What happens if the Contractholder fails to make Contributions?.......   10
   May I assign or transfer the Contract?................................   10
   May I request a loan from my Individual Account?......................   10
   How do I know what my account is worth?...............................   11
   How is the Accumulation Unit value determined?........................   11
   How are the underlying Fund shares valued?............................   11
 PAYMENT OF BENEFITS.....................................................   12
   What would my Beneficiary receive as death proceeds?..................   12
   How can a Contract be redeemed or surrendered?........................   12
   Can payment of the redemption or surrender value ever be postponed
    beyond the seven day period?.........................................   13
   May I surrender once Annuity payments have started?...................   13
   Can a Contract be suspended by a Contractholder?......................   13
   How do I elect an Annuity Commencement Date and Form of Annuity?......   14
   What is the minimum amount that I may select as an Annuity Payment?...   14
   How are Contributions made to establish my Annuity account?...........   14
   What are the available Annuity Options under the Contracts?...........   14
   Systematic Withdrawal Option..........................................   15
   How are Variable Annuity payments determined?.........................   16
   Can a Contract be modified?...........................................   17
 CHARGES UNDER THE CONTRACT..............................................   17
   How are the charges under these Contracts made?.......................   17
   What do the sales charges cover?......................................   18
   What is the mortality, expense and administrative risk charge?........   18
   Are there any other administrative charges?...........................   19
   Is there ever a time where the sales charges or Annual Contract Fee
    does not apply?......................................................   19
   Experience Rating of Contracts........................................   19
   How much are the deductions for Premium Taxes on these Contracts?.....   19
   What charges are made by the Funds?...................................   20
   Are there any other deductions?.......................................   20
 HARTFORD LIFE INSURANCE COMPANY AND THE FUNDS...........................   20
   What is Hartford Life?................................................   20
   What are the Funds?...................................................   20
   Does Hartford Life have any interest in the Funds?....................   23
 FEDERAL TAX CONSIDERATIONS..............................................   23
   What are some of the federal tax consequences which affect these
    Contracts?...........................................................   23
 MISCELLANEOUS...........................................................   26
   What are my voting rights?............................................   26
   Will other Contracts be participating in the Separate Account?........   27
   How are the Contracts sold?...........................................   27
   Who is the custodian of the Separate Account's assets?................   27
   Are there any material legal proceedings affecting the Separate
    Account?.............................................................   27
   Are you relying on any experts as to any portion of this
    Prospectus?..........................................................   27
   How may I get additional information?.................................   28
 TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION...............   29

                           GLOSSARY OF SPECIAL TERMS

ACCUMULATION PERIOD: The period before the commencement of Annuity payments.

ACCUMULATION UNIT: An accounting unit of measure used to calculate values before Annuity payments begin.

ANNUAL   CONTRACT  FEE:  A  fee  charged  for  establishing  and  maintaining  a
Participant's Individual Account under a Contract.

ANNUITANT: A Participant on whose behalf Annuity payments are to be made under a Contract.

ANNUITY: A series of payments for life, or for life with a minimum number of payments or a determinable sum guaranteed, or for a joint lifetime and thereafter during the lifetime of the survivor, or for payments for a designated period.

ANNUITY COMMENCEMENT DATE: The date on which Annuity payments are to commence.

ANNUITY PERIOD: The period following the commencement of Annuity payments.

ANNUITY UNIT: An accounting unit of measure in DC-II used to calculate the amount of Variable Annuity payments.

BENEFICIARY: The person(s) designated to receive Contract values in the event of the Participant's or Annuitant's death.

CODE: The Internal Revenue Code of 1986, as amended.

COMMISSION: Securities and Exchange Commission.

CONTRACTHOLDER: The Employer or entity owning the Contract.

CONTRACT YEAR: A period of 12 months commencing with the effective date of the Contract or with any anniversary thereof.

CONTRIBUTION(S): The amount(s) paid or transferred to Hartford Life by the Contractholder on behalf of Participants pursuant to the terms of the Contracts.

DATE OF COVERAGE: The date on which the application on behalf of a Participant is received by Hartford Life.

DC-II: A division of Hartford Life Insurance Company Separate Account Two.

EMPLOYER: An employer who establishes a Tax Sheltered Annuity Plan or an Individual Retirement Annuity plan for its employees.

FIXED ANNUITY: An Annuity providing for guaranteed payments which remain fixed in amount throughout the payment period and which do not vary with the investment experience of DC-II.

FUNDS: The Funds described commencing on page 20 of this Prospectus.

GENERAL ACCOUNT: The General Account of Hartford Life which consists of all assets of Hartford Life other than those allocated to the separate accounts of Hartford Life.

HARTFORD LIFE: Hartford Life Insurance Company.

INDIVIDUAL RETIREMENT ANNUITY: An annuity contract purchased by an Employer on behalf of its employees and which provides for special tax treatment under
Section 408 of the Code.

IRS: Internal Revenue Service.

MINIMUM DEATH BENEFIT: The minimum amount payable upon the death of a Participant prior to age 65 and before Annuity payments have commenced.

PARTICIPANT: Any employee of an Employer/Contractholder electing to participate in the Contract. The term "Participant" includes a Participant Owner under an Individual Retirement Annuity under Section 408 of the Code.

PARTICIPANT'S CONTRACT YEAR: A period of twelve (12) months commencing with the Date of Coverage of a Participant and each successive 12 month period thereafter.

PARTICIPANT'S INDIVIDUAL ACCOUNT: An account to which DC-II Accumulation Units are allocated on behalf of a Participant under the Contract .

PREMIUM TAX: A tax charged by a state or municipality on premiums, purchase payments or contract values.

TAX SHELTERED ANNUITY (also commonly referred to as "Tax Deferred Annuity"): An annuity Contract purchased by an Employer on behalf of its employees and which qualifies for special tax treatment under Sections 403(b) of the Code.

SEPARATE ACCOUNT: Hartford Life Insurance Company Separate Account Two.

SUB-ACCOUNT: Accounts established within DC-II with respect to a Fund.

VALUATION DAY: Every day the New York Stock Exchange is open for business exclusive of the following holidays: Martin Luther King Day, Lincoln's Birthday, Columbus Day, Veteran's Day, the day before Independence Day and the day after Thanksgiving. The value of DC-II is determined at the close of the New York Stock Exchange (currently 4:00 p.m. Eastern Time) on such days.

VALUATION PERIOD: The period between successive Valuation Days.

VARIABLE ANNUITY: An Annuity providing for payments varying in amount in accordance with the investment experience of the assets held in the underlying securities of DC-II.

                                   FEE TABLE
                       Contract Owner Transaction Expense
                               (All Sub-Accounts)

 Sales Load Imposed on Purchases (as a percentage of premium
   payments).......................................................    None
 Transfer fee......................................................     $0
 Contingent Deferred Sales Charge (as a percentage of amounts withdrawn)
     First through Fifth Year......................................      5%
     Sixth Year....................................................      4%
     Seventh Year..................................................      3%
     Eighth Year...................................................      2%
     Ninth Year....................................................      1%
     Tenth Year or later...........................................      0%
 Annual Contract Fee...............................................  $  30(1)
 Annual Expenses--Separate Account (as a percentage of average account value)
     Mortality and Expense Risk....................................  1.250%

    The Transfer Fee, Contingent Deferred Sales Charge, Annual Contract Fee and Mortality and Expense Risk charge may be reduced or eliminated. See "Experience of Rating Contracts" on page 19.

                         Annual Fund Operating Expense
            (as a percentage of net assets for the year ended 1994)

                                                                        TOTAL FUND
                                                  MANAGEMENT   OTHER    OPERATING
                                                     FEES     EXPENSES   EXPENSES
                                                  ----------  --------  ----------
 Hartford Bond Fund..............................   0.500%     0.047%     0.547%
 Hartford Stock Fund.............................   0.462%     0.039%     0.501%
 HVA Money Market Fund...........................   0.425%     0.049%     0.474%
 Hartford Advisers Fund..........................   0.615%     0.040%     0.655%
 Hartford Capital Appreciation...................   0.675%     0.045%     0.720%
 Hartford Mortgage Securities Fund...............   0.425%     0.052%     0.477%
 Hartford Index Fund.............................   0.375%     0.079%     0.454%
 Hartford International Opportunities Fund.......   0.725%     0.126%     0.851%
 Responsibly Invested Balanced Fund..............   0.700%     0.100%     0.800%
 Hartford Dividend & Growth Fund (2).............   0.668%     0.166%     0.834%
 TCI Growth......................................   1.000%     0.000%     1.000%
 TCI Advantage...................................   1.000%     0.000%     1.000%
 Fidelity VIP Growth.............................   0.620%     0.070%     0.690%
 Fidelity VIP Overseas...........................   0.770%     0.150%     0.920%
 Fidelity VIP II Asset Manager...................   0.720%     0.080%     0.800%
 Fidelity VIP II Contrafund......................   0.620%     0.270%     0.890%

(1) The annual contract fee is a single $30 charge on a Contract. It is deducted proportionally from the investment options in use at the time of the charge. In the Example, the annual contract fee is approximated as a 0.07% annual asset charge based on the experience of the Contracts.

(2) A portion of the management fees were waived in 1994. Without this waiver, the management fee would have been 0.750% and the total operating expense would have been 0.916%.

EXAMPLE

                                If you surrender your  contract  If  you annuitize at the end of  If you  do not  surrender  your at  the  end of  the applicable  the applicable time period: You  contract:  You  would  pay  the
                                time period: You would pay  the  would   pay    the    following  following  expenses on a $1,000
                                following  expenses on a $1,000  expenses on a $1,000             investment,   assuming   a   5%
                                investment,   assuming   a   5%  investment,   assuming   a   5%  annual return on assets:
                                annual return on assets:         annual return on assets:

 SUB-ACCOUNT                    1 YEAR 3 YEARS 5 YEARS 10 YEARS  1 YEAR 3 YEARS 5 YEARS 10 YEARS  1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                ------ ------- ------- --------  ------ ------- ------- --------  ------ ------- ------- --------
 Hartford Bond Fund............  $ 90   $ 132   $ 176    $ 273    $ 17   $  54   $  93    $ 203    $ 18   $  55   $  94    $ 204
 Hartford Stock Fund...........    89     130     174      268      16      52      91      198      17      53      91      199
 HVA Money Market Fund.........    89     129     172      265      16      51      89      195      17      52      90      196
 Hartford Advisers Fund........    91     135     181      284      18      57      99      215      19      58     100      216
 Hartford Capital Appreciation
   Fund........................    92     137     184      290      19      59     102      222      19      60     103      223
 Hartford Mortgage Securities
   Fund........................    89     130     173      266      16      52      89      195      17      52      90      196
 Hartford Index Fund...........    86     120     156      231      13      41      72      159      14      42      73      160
 Hartford International
   Opportunities Fund..........    93     140     191      303      20      63     109      236      21      64     110      237
 Responsibly Invested Balanced
   Fund........................    92     139     188      296      19      62     106      230      20      62     107      231
 Hartford Dividend & Growth
   Fund........................    93     140     190      302      20      53     108      234      21      63     109      235
 AMS/TCI Growth................    94     145     198      318      22      68     117      251      22      69     118      252
 AMS/TCI Advantage.............    94     145     198      318      22      68     117      251      22      69     118      252
 AMS/Fidelity VIP Growth.......    91     136     183      287      18      68     117      251      19      69     101      220
 AMS/Fidelity VIP Overseas.....    93     142     194      310      21      65     113      243      21      66     113      244
 AMS/Fidelity VIP II Asset
   Manager.....................    92     139     139      298      19      62     106      230      20      62     107      231
 AMS/Fidelity VIP II
   Contrafund..................    93     141     193      307      20      64     111      240      21      65     112      241

    The purpose of this table is to assist the contract owner in understanding various costs and expenses that a contract owner will bear directly or indirectly. The table reflects expenses of the Separate Account and underlying Funds. Premium taxes may also be applicable.

    This EXAMPLE should not be considered a representation of passed or future expenses and actual expenses may be greater or less than those shown.

                                    SUMMARY

A. CONTRACTS OFFERED

    Group variable annuity contracts are offered for issuance to Employers to allow employee participation and special tax treatment under Section 403(b) and
Section 408 of the Code.

    The Contracts are limited to plans established and sponsored by Employers for their employees. The Contract is normally issued to the Employer or to the trustee or custodian of the Employer's plan.

B. ACCUMULATION PERIOD UNDER THE CONTRACTS

    During the Accumulation Period under the Contracts, Contributions submitted by the Contractholder are used to purchase variable account interests. Contributions allocated to purchase variable account interests may, after the deductions described hereafter, be invested in selected Sub-Accounts of DC-II. The Contract may contain a General Account option which allows participants to allocate contributions to the General Account of Hartford Life. The General Account option, if applicable, is not described in this Prospectus.

C. CONTINGENT DEFERRED SALES CHARGES

    There is no deduction for sales expenses at the time Contributions are allocated to the Contracts. However, a contingent deferred sales charge may be assessed against a Participant's Individual Account when it is withdrawn. The number of Participant Contract Years completed prior to withdrawal will determine the amount of the contingent deferred sales charge. The amount or term of the contingent deferred sales charge may be reduced (see "Experience Rating of Contracts", page 19). Such charges will in no event ever exceed 8.50% when applied as a percentage against the sum of all Contributions to a Participant's Individual Account.

    The charge is a percentage of the amount surrendered and equals:

CONTRACT YEAR
OF WITHDRAWAL                                               MAXIMUM CHARGE
----------------------------------------------------------  --------------
    1-5...................................................        5%
    6.....................................................        4%
    7.....................................................        3%
    8.....................................................        2%
    9.....................................................        1%
    10 or more............................................        0%

    No deduction for contingent deferred sales charges will be made in certain cases. (See "Is there ever a time when the sales charges do not apply?" commencing on page 19.)

D. TRANSFER BETWEEN ACCOUNTS

    During the Accumulation Period a Participant may allocate monies held in DC-II among the available Sub-Accounts of DC-II. Currently, there is no charge for up to 12 transfers per Participant Contract Year. A fee of $5.00 may be assessed for each transfer made in excess of 12 per Participant Contract Year. No two (2) transfers may occur on consecutive Valuation Days. There may be additional restrictions under certain circumstances. (See "May I transfer assets between Sub-Accounts?" page 9.)

E. ANNUITY PERIOD UNDER THE CONTRACTS

    At the end of the Accumulation Period, Contract values held with respect to a Participant's Individual Account may, at the direction of the Participant, be allocated to provide Fixed and/or Variable Annuities under the Contracts. (See "How are contributions made to establish my Annuity account?" commencing on page 14.) However, Hartford Life will not assume responsibility in determining or monitoring minimum distributions beginning at age 70 1/2 .

F. MINIMUM DEATH BENEFITS

    A Minimum Death Benefit is provided in the event of death of the Participant prior to the earlier of Participant's 65th birthday or the Annuity Commencement Date (see "What would my Beneficiary receive as death proceeds?" commencing on page 12).

G. ANNUITY OPTIONS

    The Annuity Commencement Date will not be deferred beyond the date Participants become age 70 1/2 or such earlier date as may be required by applicable law and/or regulation. If a Participant does not elect otherwise, Hartford Life reserves the right to begin Annuity payments automatically at age 65 under an option providing for a life Annuity with 120 monthly payments certain (see "What are the available Annuity options under the Contracts?" commencing on page 14).

H. DEDUCTIONS FOR PREMIUM TAXES

    Deductions will be made for the payment of any Premium Taxes that may be levied against the Contract at the time imposed under applicable law (see "Charges Under The Contract", on page 17). Currently, the range is 0% to 3.5%.

I. ASSET CHARGE IN THE SEPARATE ACCOUNT

    During both the Accumulation Period and the Annuity Period a charge is made by Hartford Life for providing the mortality, expense and administrative undertakings under the Contracts. Such charge is an annual rate of 1.25% (.85% for mortality, .15% for expense and .25% for administrative undertakings) of the average daily net assets of DC-II. The rate charged for the mortality, expense and administrative undertakings under the Contracts may be reduced (see "Experience Rating of Contracts", page 19) and may be periodically increased beyond a rate of 1.25%, subject to a maximum annual rate of 2.00%. However, no increase will occur unless the Commission shall have first approved any such increase. (See "Charges Under The Contract", page 17.)

J. ANNUAL CONTRACT FEE

    An Annual Contract Fee may be charged against the value of each Participant's Individual Account under a Contract at the end of a Participant's Contract Year. The maximum Annual Contract Fee is $30.00 per year on each Participant's Individual Account. (See "Charges Under The Contract", page 17.) The Annual Contract Fee may be reduced or waived (see "Experience Rating of Contracts, page 19).

K. MINIMUM PAYMENT

    There  is  no  minimum  amount  for  initial  Contributions  or   subsequent
Contributions that may be made on behalf of a participant's Individual Account under a Contract.

L. INDIVIDUAL ACCOUNT LOANS

    Participants may request a loan from Participant's Individual Account subject to a single $100.00 non-refundable loan processing fee. Loans are subject to a minimum of $1,000 and may not exceed the lesser of (1) 50% of the Participant's Individual Account value, or (2) $50,000, reduced by the highest outstanding balance of any loan to such Participant during the twelve-month period ending on the day before the loan is made. (See "May I Request a Loan from my Individual Account", page 10.) Individual Account loans may not be available in all states or may be subject to restrictions.

M. FUND FEES AND CHARGES

    The Funds are subject to certain fees, charges and expenses. See the accompanying Prospectuses for the Funds.

N. PAYMENT ALLOCATION TO DC-II

    The Contracts permit the allocation of Contributions, in multiples of 10% of each Contribution, among the fifteen (15) Sub-Accounts of DC-II. There is no minimum amount that may be allocated to any Sub-Account.

O. VOTING RIGHTS OF CONTRACTHOLDERS

    Contractholders and/or vested Participants will have the right to vote on matters affecting the underlying Fund to the extent that proxies are solicited by such Fund. If a Contractholder does not vote, Hartford Life shall vote such interest in the same proportion as shares of the Fund for which instructions have been received by Hartford Life (see "What are my voting rights?" commencing on page 26).

                        PERFORMANCE RELATED INFORMATION

    DC-II may advertise certain performance related information concerning its Sub-Accounts. Performance information about the Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.

    The Advisers Fund, Bond Fund, Capital Appreciation Fund, Dividend and Growth Fund, Index Fund, International Opportunities Fund, Money Market Fund, Mortgage Securities Fund, Responsibly Invested Balanced Fund, Stock Fund, AMS/TCI Growth Fund, AMS/TCI Advantage Fund, AMS/Fidelity VIP II Asset Manager Fund, AMS/Fidelity VIP Growth Fund, AMS/Fidelity VIP II Contrafund Fund, and
AMS/Fidelity VIP Overseas Fund Sub-Accounts may include total return in advertisements or other sales material.

    When a Sub-Account advertises its standardized total return, it will usually be calculated for one year, five years, and ten years or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period (assuming the deduction of any contingent deferred sales charge which would be payable if the investment were redeemed at the end of the period). Total return figures are net of all Fund level management fees and charges, the mortality and expense risk charge and the Annual Contract Fee.

    The Bond Fund, Mortgage Securities Fund and TCI Advantage Fund Sub-Accounts may advertise yield in addition to total return. The yield will be computed in the following manner: The net investment income per unit earned during a recent one month period is divided by the unit value on the last day of the period. This figure reflects the recurring charges on the Separate Account level including the Annual Contract Fee and the mortality and expense risk charge.

    The Money Market Fund may advertise yield and effective yield. The yield of the Sub-Account is based upon the income earned by the Sub-Account over a seven-day period and then annualized, I.E. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is assumed to be reinvested in Sub-Account units and thus compounded in the course of a 52-week period. Yield and effective yield reflect the recurring charges on the Separate Account level including the Annual Contract Fee and the mortality and expense risk charge.

    Total return at the Separate Account level includes all Contract charges: contingent deferred sales charges, mortality and expense risk charges, and the Annual Contract Fee and is therefore lower than total return at the Fund level, with no comparable charges. Likewise, yield at the Separate Account level includes all recurring charges (except sales charges), and is therefore lower than yield at the Fund level, with no comparable charges.

                                  INTRODUCTION

    This Prospectus has been designed to provide you with the necessary information to make a decision on purchasing a Contract offered by Hartford Life in DC-II, or an interest therein, issued in conjunction with a Tax Sheltered
Annuity plan or an Individual Retirement Annuity plan of an Employer. This Prospectus describes only the elements of the Contracts pertaining to the variable portion of the Contract. The Contracts may contain a General Account option which is not described in this Prospectus. Please read the Glossary of Special Terms on page 3 prior to reading this Prospectus to familiarize yourself with the terms being used.

                               THE CONTRACTS AND
                              THE SEPARATE ACCOUNT

WHAT ARE THE CONTRACTS?

    The Contracts are group variable annuity contracts under which variable account Contributions are held in a division of Hartford Life Insurance Company Separate Account Two ("DC-II") during both the Accumulation Period and the Annuity Period. The Contracts are issued to Employers or to a trustee or custodian of the Employer's plan to allow their employees to participate in a Tax Sheltered Annuity as described under Section 403(b) of the Code or an Individual Retirement Annuity as described under Section 408 of the Code.

     During the Accumulation Period under the Contracts, Contributions submitted by the Employer to the Contracts are used to purchase variable account interests. Contributions allocated to purchase variable interests may, after the deductions described hereafter, be invested in selected Sub-Accounts of DC-II.

WHO CAN BUY THESE CONTRACTS?

      The group variable annuity Contracts offered under this Prospectus are offered for use in annuity purchase plans adopted according to Section 403(b) of the Code as adopted by public school systems, certain tax-exempt organizations described in Section 501(c)(3) of the Code and including employee pension plans established for employees by a state, a political subdivision of a state, or an agency or instrumentality of either a state or a political subdivision of a state, as well as for Individual Retirement Annuity plans adopted according to Section 408 of the Code. A group Contract is issued to an Employer or to a trustee or custodian of the Employer's plan to provide a Tax Sheltered Annuity or Individual Retirement Annuity plan for its employees.

WHAT IS THE SEPARATE ACCOUNT AND HOW DOES IT OPERATE?

     Separate Account Two is organized as a unit investment trust type of investment company and has been registered as such with the Commission under the Investment Company Act of 1940, as amended. (On March 31, 1988, DC Variable Account II was transferred to Separate Account Two and became a division thereof). Registration of the Separate Account with the Commission does not involve supervision of the management or investment practices or policies of the Separate Account or of Hartford Life by the Commission. However, Hartford Life and the Separate Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut. The Separate Account meets the definition of "separate account" under federal securities law.

     Under Connecticut law, the assets of the Separate Account attributable to the Contracts offered under this Prospectus are held for the benefit of the owners of, and the persons entitled to payments under, those Contracts. Also, in accordance with the Contracts, the assets in the Separate Account attributable to Contracts participating in the Separate Account are not chargeable with liabilities arising out of any other business Hartford Life may conduct. So, you will not be affected by the rate of return of Hartford Life's general account, nor by the investment performance of any of Hartford Life's other separate accounts.

     Contributions are allocated to one or more Sub-Accounts of the Separate Account. Each Sub-Account is invested exclusively in the assets of one underlying Fund. Contributions and proceeds of transfers between Sub-Accounts are applied to purchase shares in the appropriate Fund at net asset value determined as of the end of the Valuation Period during which the
  Contributions were received or the transfer made. All distributions from the Fund are reinvested at net asset value. The value of a Participant's Individual Account will therefore vary during the Accumulation Period in accordance with the net income and fluctuation in the individual investments within the underlying Fund portfolio or portfolios. During the Variable
  Annuity payout period, Annuity payments and reserve values will vary in accordance with these factors.

    HARTFORD LIFE DOES NOT GUARANTEE THE INVESTMENT RESULTS OF THE SUB-ACCOUNTS OR ANY OF THE UNDERLYING INVESTMENTS. THERE IS NO ASSURANCE THAT THE VALUE OF A CONTRACT DURING THE YEARS PRIOR TO RETIREMENT OR THE AGGREGATE AMOUNT OF THE VARIABLE ANNUITY PAYMENTS WILL EQUAL THE SUM OF PARTICIPANT CONTRIBUTIONS MADE UNDER THE CONTRACT. SINCE EACH UNDERLYING FUND HAS DIFFERENT INVESTMENT OBJECTIVES, EACH IS SUBJECT TO DIFFERENT RISKS. THESE RISKS ARE MORE FULLY DESCRIBED IN THE ACCOMPANYING FUND PROSPECTUSES.

    Hartford Life reserves the right, subject to compliance with the law, to substitute the shares of any other registered investment company for the shares of any Fund held by the Separate Account. Substitution may occur if shares of the Fund(s) become unavailable or due to changes in applicable law or interpretations of law. Current law requires notification to Participants of any such substitution and approval of the Commission. Hartford Life also reserves the right, subject to compliance with the law to offer additional Sub-Accounts with differing investment objectives.

     The Separate Account may be subject to liabilities arising from another division of the Separate Account whose assets are attributable to other variable annuity Contracts or variable life insurance policies offered by the Separate Account which are not described in this Prospectus.

    Hartford Life may offer additional Separate Account Options from time to time under these Contracts. Such new options will be subject to the then in effect charges, fees, and or transfer restrictions for the Contracts for such additional separate accounts.

                           OPERATION OF THE CONTRACT

HOW ARE CONTRIBUTIONS CREDITED?

     The Contract will cover present and future employees of the Employer who elect to participate in the Contract. Contributions to a Participant's Individual Account under a Contract are applied to purchase Accumulation Units in the selected Sub-Accounts. The number of Accumulation Units purchased is determined by dividing the Contribution by the appropriate Accumulation Unit Value on the date the Contribution is credited to the Participant's Individual Account. Initial Contributions are credited to a Participant's Individual Account within two business days of receipt of a properly completed application and the initial Contribution. Subsequent Contributions are credited to a Participant's Individual Account on the date following receipt of the Contribution by Hartford Life at its home office, P.O. Box 2999, Hartford, CT 06104-2999.

    If an application or any other information is incomplete when received, the Contribution will be credited to the Participant's Individual Account within five business days. If an initial Contribution is not credited within five business days, it will be immediately returned unless you have been informed of the delay and request that the Contribution not be returned. Subsequent Contributions cannot be credited on the same day of receipt unless they are accompanied by adequate instructions.

    The number of Sub-Account Accumulation Units will not change because of a subsequent change in an Accumulation Unit's value, but the dollar value of an Accumulation Unit will vary to reflect the investment experience of the appropriate Fund shares that serve as the underlying investment for DC-II.

      There is no minimum amount for initial Contributions or subsequent Contributions that may be made on behalf of a Participant's Individual Account under a Contract.

MAY I CHANGE THE AMOUNT OF MY CONTRIBUTIONS?

    Under IRS regulations, a Participant may not change the salary reduction agreement that establishes the fixed amount or fixed percentage of salary to be contributed to the plan during a taxable year. See below for a discussion of changes in Sub-Account allocations and transfers between Sub-Accounts.

MAY I MAKE CHANGES IN MY SUB-ACCOUNT ALLOCATIONS?

     The Contract permits the allocation of Contributions, in multiples of 10%, among the sixteen (16) Sub-Accounts of DC-II. There is no minimum amount that may be allocated to any Sub-Account. Such changes must be requested in the form and manner prescribed by Hartford Life.

MAY I TRANSFER ASSETS BETWEEN SUB-ACCOUNTS?

     During the Accumulation Period a Participant may transfer the value of Participant's Individual Account allocations from one or more Sub-Accounts or the General Account to any another Sub-Account, the General Account or to any combination thereof.

    Amounts allocated to the General Account, or amounts previously allocated to the General Account during the 3 month period immediately preceding the date such transfer is requested, may not be transferred to any Sub-Account which Hartford Life considers to be a competing fixed income Sub-Account. Hartford Life reserves the right to limit the maximum amount transferred from the General Account during a Contract Year to 20% of the Participant's Individual Account in any one Participant Contract Year.

    Currently there is no charge for up to 12 transfers per Participant Contract Year. A fee of $5.00 may be assessed for each transfer made in excess of 12 per Participant Contract Year. No two (2) transfers may occur on consecutive Valuation Days.

    In addition, the right, with respect to a Participant's Individual Account, to transfer monies between Sub-Accounts is subject to modification if Hartford Life determines, in its sole opinion, that the exercise of that right by the Contractholder/Participant is, or would be, to the disadvantage of other Contractholders/ Participants. Any modification could be applied to transfers to or from the same or all of the Sub-Accounts and could include, but not be limited to, the requirement of a minimum time period between each transfer, not accepting transfer requests of an agent acting under a power of attorney on behalf of more than one Participant or Contractholder, or limiting the dollar amount that may be transferred between Sub-Accounts by a Contractholder/Participant at any one time. Such restrictions may be applied in any manner reasonably designed to prevent any use of the transfer right which is considered by Hartford Life to be to the disadvantage of other Contractholders/Participants.

HOW DO I TRANSFER ASSETS BETWEEN SUB-ACCOUNTS OR CHANGE MY SUB-ACCOUNT ALLOCATIONS?

    Transfers between Sub-Accounts and changes in Sub-Account allocations may be made by written request or by calling toll free 1-800-771-3051. Any transfers or changes made in writing will be effected as of the date the request is received by Hartford Life at its home office, P.O. Box 2999, Hartford, CT 06104-2999. Telephone transfer changes may not be permitted in some states. The policy of Hartford Life and its agents and affiliates is that they will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. Hartford Life will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, Hartford Life may be liable for any losses due to unauthorized or fraudulent instructions. The procedures Hartford Life follows for transactions initiated by telephone include requirements that Participants identify themselves by their group number, participant number and social security number. All transfer instructions by telephone are recorded.

WHAT HAPPENS IF THE CONTRACTHOLDER FAILS TO MAKE CONTRIBUTIONS?

    A Contract will be deemed paid-up within 30 days after any anniversary date of the Contract if the Contractholder has not remitted a Contribution to Hartford Life during the preceding 12 month period. Effective with a change of the Contract to paid-up status, no further Contributions will be accepted by Hartford Life and each Participant's Individual Account will be considered an inactive account until the commencement of Annuity payments or until the value of the Participant's Individual Account is disbursed or applied in accordance with the termination provisions (see "How can a Contract be redeemed or surrendered" on page 12).

MAY I ASSIGN OR TRANSFER THE CONTRACT?

    The Contracts and a Participant's interest therein may not be assigned, transferred or pledged.

MAY I REQUEST A LOAN FROM MY INDIVIDUAL ACCOUNT?

     During the Accumulation Period, a Participant under a Tax Sheltered Annuity plan may request a loan from his or her Individual Account subject to a single $100.00 non-refundable loan processing fee. The loan proceeds and the loan processing fee will be deducted from the Participant's Individual Account on a pro rata basis from the applicable Sub-Accounts on the date that the loan proceeds are disbursed. Individual Account loans may not be available in all states or may be subject to restrictions. Loans are not available to Participants under an Individual Retirement Annuity plan.

    The loan amount may not exceed the lesser of (1) 50% of the value of a Participant's Individual Account, or (2) $50,000, reduced by the highest outstanding balance of any loan to such Participant during the twelve-month period ending on the day before the loan is made. The minimum loan amount is $1,000.

    At the beginning of each calendar quarter, Hartford Life shall determine the interest rate to be charged on all loans issued during such quarter. The interest rate shall reflect current market interest rates and the prevailing interest rate levels under the Contract. The maximum interest rate shall not exceed the current guaranteed interest rate for the General Account plus 2%.

     Monthly loan payments (except for the initial payment) are due and payable at the Home Office of Hartford Life on the last business day of each month. The initial monthly loan payment is due and payable during the month in which the loan proceeds are disbursed from the Participant's Individual Account. Participant's Individual Account will be credited with the amount of monthly loan payments (both principal and interest) minus a monthly loan balance charge of .166% of the then outstanding loan balance. The monthly loan balance charge will be retained by Hartford Life.

     Prepayment of the outstanding loan balance is prohibited during the first twelve (12) months following disbursement of the loan proceeds, except upon termination of employment. Following the twelfth month, a Participant may prepay all or any portion of the outstanding principal balance on the loan and any unpaid interest accrued as of the date of the payment made by the Participant. Participants may select a repayment term of 1 to 5 years (in 12 month increments) from the last business day of the first month in which the loan amount is distributed from the Contract. Loan balances which remain unpaid after a specified period will be treated as a distribution subject to taxation. See "Federal Tax Considerations" commencing on page 23 for a discussion of the tax implications of a distribution.

    Loans will have a permanent effect on the Participant's Individual Account because the investment results of each Sub-Account will apply only to the amount remaining in such Sub-Account. The longer a loan is outstanding, the greater the impact is likely to be. Also, if not repaid, the outstanding loan balance will reduce the death benefit otherwise payable to a Beneficiary.

HOW DO I KNOW WHAT MY ACCOUNT IS WORTH?

    The value of a Participant's Individual Account under a Contract at any time prior to the commencement of Annuity payments can be determined by multiplying the total number of Sub-Account Accumulation Units credited to a Participant's Individual Account by the current Accumulation Unit value for the respective Sub-Account. There is no assurance that the value in the Sub-Accounts will equal or exceed the Contributions made by the Contractholder to such Sub-Accounts.

    The value of the Accumulation Units in DC-II representing an interest in the appropriate Fund shares that are held under the Contract were initially established on the date that Contributions were credited to the appropriate Sub-Account. The value of the respective Accumulation Units for any subsequent day is determined by multiplying the Accumulation Unit value for the preceding day by the net investment factor of the appropriate Sub-Accounts (see "How is the Accumulation Unit value determined?" below).

HOW IS THE ACCUMULATION UNIT VALUE DETERMINED?

    The Accumulation Unit value for each Sub-Account will vary to reflect the investment experience of the applicable Fund and will be determined on each Valuation Day by multiplying the Accumulation Unit value of the particular Sub-Account on the preceding Valuation Day by a "Net Investment Factor" for that Sub-Account for the Valuation Period then ended. The Net Investment Factor for each of the Sub-Accounts is equal to the net asset value per share of the corresponding Fund at the end of the Valuation Period (plus the per share amount of any dividends or capital gains by that Fund if the ex-dividend date occurs in the Valuation Period then ended) divided by the net asset value per share of the corresponding Fund at the beginning of the Valuation Period and subtracting from that amount the amount of any charges assessed during the Valuation Period then ending.

    Participants should refer to the Prospectuses for each of the Funds which accompany this Prospectus for a description of how the assets of each Fund are valued since each determination has a direct bearing on the Accumulation Unit value of the Sub-Account and therefore the value of a Participant's Individual Account. The Accumulation Unit value is affected by the performance of the underlying Fund(s), expenses and deduction of the charges described in this Prospectus.

HOW ARE THE UNDERLYING FUND SHARES VALUED?

    The shares of the Fund are valued at net asset value on a daily basis. A complete description of the valuation method used in valuing Fund shares may be found in the accompanying Prospectus of each Fund.

                              PAYMENT OF BENEFITS

WHAT WOULD MY BENEFICIARY RECEIVE AS DEATH PROCEEDS?

     The Contracts provide that in the event the Participant dies before the selected Annuity Commencement Date or the date the Participant attains age 65 (whichever occurs first) the Minimum Death Benefit payable on such Contract will be the greater of (a) the value of the Participant's Individual Account determined as of the day written proof of death of such person is received by Hartford Life, or (b) 100% of the total Contributions made to such Contract, reduced by any prior partial withdrawals or outstanding loan indebtedness.

     The benefit may be taken by the Beneficiary in a single fixed sum, in which case payment will be made within seven days of receipt of proof of death by Hartford Life, unless subject to postponement as explained below. In lieu of payment in one sum, a Beneficiary may elect that the amount be applied under any annuity option available in Hartford Life's variable annuities then being issued provided any such option must provide that a death benefit will be distributed within five years of the Participant's death; or, if the benefit is payable over a period not extending beyond the life expectancy of the Beneficiary or over the life of the Beneficiary, such benefit must commence within one year of the date of the Participant's death. The Contract further provides that if the Beneficiary is the spouse of the Participant, such spouse may elect, in lieu of the death benefit, to be treated as the Participant.

     An election to receive death benefits under a form of Annuity must be made prior to a lump sum settlement with Hartford Life and within one year after the death by written notice to Hartford Life at its offices in Hartford, Connecticut. Benefit proceeds due on death may be applied to provide variable payments, fixed payments, or a combination of variable and fixed payments. If a Beneficiary elects to receive variable payments, the amount of each Annuity payment will vary to reflect fluctuations in the returns of the underlying investments. No election to provide Annuity payments will become operative unless the initial Annuity payment is at least $20.00 on either a variable or fixed basis, or $20.00 on each basis when a combination benefit is elected. The manner in which the Annuity payments are determined and in which they may vary from month to month are the same as applicable to a Participant's Individual Account after retirement (see "How are contributions made to establish my Annuity account?" page 14).

HOW CAN A CONTRACT BE REDEEMED OR SURRENDERED?

    THERE ARE CERTAIN RESTRICTIONS ON SECTION 403(b) TAX-SHELTERED ANNUITIES. AS OF DECEMBER 31, 1988, ALL SECTION 403(b) TAX-SHELTERED ANNUITIES HAVE LIMITS ON FULL AND PARTIAL SURRENDERS. CONTRIBUTIONS TO THE CONTRACT MADE AFTER DECEMBER 31, 1988 AND ANY INCREASES IN CASH VALUE AFTER DECEMBER 31, 1988 MAY NOT BE DISTRIBUTED UNLESS THE CONTRACT OWNER/EMPLOYEE HAS (A) ATTAINED AGE 59 1/2, (B) TERMINATED EMPLOYMENT, (C) DIED, (D) BECOME DISABLED, OR (E) EXPERIENCED FINANCIAL HARDSHIPS.

    DISTRIBUTIONS DUE TO FINANCIAL HARDSHIP OR SEPARATION FROM SERVICE MAY STILL BE SUBJECT TO A PENALTY TAX OF 10%.

     HARTFORD LIFE WILL NOT ASSUME ANY RESPONSIBILITY IN DETERMINING WHETHER A WITHDRAWAL IS PERMISSIBLE, WITH OR WITHOUT TAX PENALTY, IN ANY PARTICULAR SITUATION; OR IN MONITORING WITHDRAWAL REQUESTS REGARDING PRE OR POST JANUARY 1, 1989 ACCOUNT VALUES.

     On termination of Contributions to a Contract by the Contractholder on behalf of a Participant prior to the selected Annuity Commencement Date for such Participant, the Participant will have the following options, subject to the restrictions above:

        1. To continue a Participant's Individual Account in force under the Contract. Under this option, on the selected Annuity Commencement Date, the Participant will begin to receive Annuity payments under the selected Annuity option under the Contract. (See "What are the available Annuity options under the Contracts?" commencing on page 14.) At any time in the interim, a Participant may surrender the Participant's Individual Account for a lump sum cash settlement in accordance with item 3. below.

        2. To elect Annuity payments immediately. The values in the Participant's Individual Account may be applied, subject to Contract provisions, to provide for Fixed or Variable Annuity payments, or a combination thereof, commencing immediately, under the selected Annuity option under the Contract. (See "What are the available Annuity options under the Contracts?" commencing on page 14).

        3. To surrender the Participant's Individual Account under the Contract for a lump sum cash settlement, in which event the Annual Contract Fee and any applicable contingent deferred sales charges will be deducted (See "How are the charges under these Contracts made?" commencing on page 17). The amount received will be the net termination value next computed after receipt of a written request for complete withdrawal by Hartford Life at its home office, P.O. Box 2999, Hartford, CT 06104-2999. Payment will normally be made as soon as possible but not later than seven days after the written request is received by Hartford Life.

        4. In the case of a partial withdrawal, the amount requested is withdrawn from the specified Sub-Account(s) or, if no Sub-Account(s) are specified, all applicable Sub-Account(s) on a pro rata basis. The contingent deferred sales charge, if any, is deducted as a percentage of the amount withdrawn (see "How are the charges under these Contracts made?" page 17). If the contingent deferred sales charge has been experience rated (see "Experience Rating of Contracts", page 19), any amounts not subject to the contingent deferred sales charge will be deemed to be withdrawn last.

        5. To begin making monthly, quarterly, semi-annual or annual withdrawals while allowing the Participant's Individual Account to remain in the Accumulation Period under the Contract. Participant's Individual Account remains subject to the Annual Contract Fee and any fluctuations in the investment results of the Sub-Accounts or any of the underlying investments. A Participant may transfer the values of Participant's Individual Account allocations from one or more Sub-Accounts or the General Account to any another Sub-Account, the General Account or to any combination thereof. See "Systematic Withdrawal Option" commencing on page 15 for a complete description of the restrictions and limitations of this option.

CAN PAYMENT OF THE REDEMPTION OR SURRENDER VALUE EVER BE POSTPONED BEYOND THE SEVEN DAY PERIOD?

    Yes. It may be postponed whenever (a) the New York Stock Exchange is closed, except for holidays or weekends, or trading on the New York Stock Exchange is restricted as determined by the Commission; (b) the Commission permits postponement and so orders; or (c) the Commission determines that an emergency exists making valuation of the amounts or disposal of securities not reasonably practicable.

MAY I SURRENDER ONCE ANNUITY PAYMENTS HAVE STARTED?

      Except with respect to Option 5 (on a variable payout), once Annuity payments have commenced, no surrender of a life Annuity benefit can be made for the purpose of receiving a partial withdrawal or a lump sum settlement in lieu thereof. Any surrender out of Option 5 will be subject to contingent deferred sales charges, if applicable.

CAN A CONTRACT BE SUSPENDED BY A CONTRACTHOLDER?

     A Contract may be suspended by the Contractholder by giving written notice at least 90 days prior to the effective date of such suspension to Hartford Life at its home office, P.O. Box 2999, Hartford, CT 06104-2999. A Contract will be suspended automatically on its anniversary if the Contractholder fails to assent to any modification of a Contract, as described under the caption "Can a Contract be modified?" (commencing on page 17) which modifications would have become effective on or before that anniversary. Upon suspension, Contributions to Participant's Individual Accounts will continue to be accepted on behalf of existing Participants, subject to the Contract terms in effect prior to suspension. Contributions will not be accepted on behalf of any new Participants.

    Annuitants at the time of any suspension will continue to receive their Annuity payments. The suspension of a Contract will not preclude a Participant from applying an existing Participant's Individual Accounts under DC-II to the purchase of Fixed or Variable Annuity benefits.

HOW DO I ELECT AN ANNUITY COMMENCEMENT DATE AND FORM OF ANNUITY?

    Participants select an Annuity Commencement Date, usually between their 50th birthday and the date they become age 70 1/2, and an Annuity option. The Annuity Commencement Date may not be deferred beyond the date a Participant becomes age 70 1/2 or such earlier date as may be required by applicable law and/or regulation. The Annuity Commencement Date and/or the Annuity option may be changed from time to time, but any such change must be made at least 30 days prior to the date on which Annuity payments are scheduled to begin. Annuity payments will normally be made on the first business day of each month.

     The Contract contains five optional Annuity forms, which may be selected on either a Fixed or Variable Annuity basis, or a combination thereof. If a Participant does not elect otherwise, Hartford Life reserves the right to begin Annuity payments at age 65 under Option 2 with 120 monthly payments certain. However, Hartford Life will not assume responsibility in determining or monitoring minimum distributions beginning at age 70 1/2.

    When an annuity is purchased, unless otherwise specified, Accumulation Unit values will be applied to provide a Variable Annuity under DC-II.

WHAT IS THE MINIMUM AMOUNT THAT I MAY SELECT AS AN ANNUITY PAYMENT?

    The minimum Annuity payment is $20.00. No election may be made which results in a first payment of less than $20.00. If at any time Annuity payments are or become less than $20.00, Hartford Life reserves the right to change the frequency of payment to intervals that will result in payments of at least $20.00.

HOW ARE CONTRIBUTIONS MADE TO ESTABLISH MY ANNUITY ACCOUNT?

     During the Annuity Period, Contract values are applied to establish a Fixed and/or Variable Annuity.

WHAT ARE THE AVAILABLE ANNUITY OPTIONS UNDER THE CONTRACTS?

    OPTION 1: LIFE ANNUITY

    A Life Annuity is an Annuity payable during the lifetime of the Annuitant and terminating with the last monthly payment preceding the death of the Annuitant. Life Annuity Options (Options 1-4) offer the maximum level of monthly payments of any of the options since there is no guarantee of a minimum number of payments nor a provision for a death benefit payable to a Beneficiary.

     It would be possible under this option for an Annuitant to receive only one Annuity payment if he or she dies prior to the due date of the second Annuity payment, two if he or she dies prior to the due date of the third Annuity payment, etc.

    *OPTION 2: LIFE ANNUITY WITH 120, 180 OR 240 MONTHLY PAYMENTS CERTAIN

    This Annuity option is an Annuity payable monthly during the lifetime of an Annuitant with the provision that payments will be made for a minimum of 120, 180 or 240 months, as elected. If, at the death of the Annuitant, payments have been made for less than the minimum elected number of months, then any remaining guaranteed monthly payments will be paid to the Beneficiary or Beneficiaries designated unless other provisions will have been made and approved by Hartford Life.

    *OPTION 3: UNIT REFUND LIFE ANNUITY

    This Annuity option is an Annuity payable monthly during the lifetime of the Annuitant terminating with the last payment due prior to the death of the Annuitant except that an additional payment will be made to the Beneficiary or Beneficiaries if (a) below exceeds (b) below:

                        total amount applied under the option
 (a)  =                    at the Annuity Commencement Date
         --------------------------------------------------------------------
                 Annuity Unit value at the Annuity Commencement Date

         number of Annuity Units represented            number of monthly
 (b)  =  by each monthly Annuity payment made     X     Annuity payments made

    The amount of the additional payments will be determined by multiplying such excess by the Annuity Unit value as of the date that proof of death is received by Hartford Life.

    OPTION 4: JOINT AND LAST SURVIVOR ANNUITY

    An Annuity payable monthly during the joint lifetime of the Annuitant and a designated second person, and thereafter during the remaining lifetime of the survivor, ceasing with the last payment prior to the death of the survivor. At the Annuitant's death, payments will continue to be made to the contingent annuitant, if living, for the remainder of the contingent annuitant's life. When the Annuity is purchased, the Annuitant elects what percentage (50%, 66 2/3% or 100%) of the monthly Annuity payment will continue to be paid to the contingent annuitant.

    It would be possible under this option for an Annuitant and designated second person in the event of the common or simultaneous death of the parties to receive only one payment in the event of death prior to the due date for the second payment and so on.

    *OPTION 5: DESIGNATED (FIXED) PERIOD ANNUITY

      An amount payable monthly for the number of years selected. Under the Contracts the minimum number of years is three.

    In the event of the Annuitant's death prior to the end of the designated period, any then remaining payments will be paid to the Beneficiary or Beneficiaries designated unless other provisions will have been made and approved by Hartford Life. Option 5 is an option that does not involve life contingencies and thus no mortality guarantee.

    Surrenders are subject to the limitations set forth in the Contract and any applicable contingent deferred sales charges (see "How are the charges under these Contracts made?" page 17).

OTHER ANNUITY OPTIONS MAY BE MADE AVAILABLE FROM TIME TO TIME.

    * OPTIONS 2, 3 AND 5 ARE AVAILABLE ONLY IF THE GUARANTEED PAYMENT PERIOD IS LESS THAN THE LIFE EXPECTANCY OF THE ANNUITANT AT THE TIME THE OPTION BECOMES EFFECTIVE. SUCH LIFE EXPECTANCY SHALL BE COMPUTED ON THE BASIS OF THE MORTALITY TABLE PRESCRIBED BY THE IRS, OR IF NONE IS PRESCRIBED, THE MORTALITY TABLE THEN IN USE BY HARTFORD LIFE.
--------------------------------------------------------------------------------
  UNDER ANY OF THE ANNUITY OPTIONS ABOVE, EXCEPT OPTION 5 (ON A VARIABLE BASIS), NO SURRENDERS ARE PERMITTED AFTER ANNUITY PAYMENTS COMMENCE.
--------------------------------------------------------------------------------

SYSTEMATIC WITHDRAWAL OPTION ("SWO")

     If permitted by IRS regulations and the terms of the Employer's plan, Participants can make withdrawals while allowing Participant's Individual Account to remain in the Accumulation Period under the Contract. Eligibility under this provision is limited to Participants who have terminated their employment with the Employer and have a minimum Individual Account balance of $10,000 at the time they elect the SWO. The maximum payment amount is 1.5% monthly, 4.5% quarterly, 9.0% semi-annually or 18.0% annually of Participant's Individual Account at the time they elect the SWO. Payments are limited to 18.0% of Participant's Individual Account annually. The minimum payment amount is $100. SWO payments are generally taxable as ordinary income and, if made prior to age 59 1/2, an IRS tax penalty may apply. The contingent deferred sales charge, if any would apply to a withdrawal, is waived on SWO payments.

    Participants elect the specific dollar amount to be withdrawn, the frequency of payments (monthly, quarterly, semi-annually or annually) and the duration of payments (either a fixed number of payments or until the Participant's
  Individual Account is depleted). The duration of payments may not extend beyond the Participant's life expectancy as of the beginning date of SWO payments or the joint and last survivor life expectancy of the Participant and the Participant's Beneficiary. Participants may not elect the SWO if they have an outstanding loan amount.

     Participants can change the terms of their SWO as often as four times in each calendar year. Participants can terminate their SWO at any time and elect one of the five available Annuity options or a partial or full lump sum withdrawal. If Participants elect a partial or full lump sum withdrawal within 12 months of a SWO payment, the contingent deferred sales charge that was previously waived, if any, will be deducted from Participant's Individual Account upon withdrawal. SWO payments will be deducted from Participant's Individual Account pro rata from each Sub-Account and the General Account in which Participant's Individual Account is allocated.

     Hartford Life is not responsible for determining a withdrawal amount that satisfies the Minimum Distribution Requirements. Participants may be required to change their SWO payment amount to comply with the Minimum Distribution Requirements. Participants should consult their tax adviser to determine whether the amount of their SWO payments meet IRS Minimum Distribution Requirements. See "Federal Tax Considerations" commencing on page 23 for a discussion of the Minimum Distribution Requirements applicable to Participants over age 70 1/2.

     The SWO may only be elected pursuant to an election on a form provided by Hartford Life. Election of the SWO does not affect any of Participant's other rights under the Contracts.

HOW ARE VARIABLE ANNUITY PAYMENTS DETERMINED?

     The value of the Annuity Unit for each Sub-Account in DC-II for any day is determined by multiplying the value for the preceding day by the product of
  (1) the net investment factor (see "How is the Accumulation Unit value determined?" commencing on page 11) for the day for which the Annuity Unit value is being calculated, and (2) a factor to neutralize the assumed net investment rate discussed below.

     When Annuity payments are to commence, the value of the Participant's Individual Account is determined as the product of the value of the Accumulation Unit credited to each Sub-Account as of the close of business on the fifth business day preceding the date the first Annuity payment is due and the number of Accumulation Units credited to each Sub-Account as of the date the Annuity is to commence.

     The Contract contains tables indicating the dollar amount of the first monthly payment under the optional forms of Annuity for each $1,000 of value of a Sub-Account under a Contract. The first monthly payment varies according to the form of Annuity selected. The Contract contains Annuity tables derived from the 1983a Individual Annuity Mortality Table with ages set back one year and with an assumed interest rate ("A.I.R.") of 4.00% per annum. The total first monthly Annuity payment is determined by multiplying the value (expressed in thousands of dollars) of a Sub-Account (less any applicable premium taxes) by the amount of the first monthly payment per $1,000 of value obtained from the tables in the Contracts. With respect to fixed annuities only, the current rate will be applied if it is higher than the rate under the tables in the Contract.

    Level Annuity payments would be produced if the net investment rate remained constant and equal to the A.I.R. In fact, payments will vary up or down in the proportion that the net investment rate varies up or down from the A.I.R. A higher assumed interest rate may produce a higher initial payment but more slowly rising and more rapidly falling subsequent payments than would a lower interest rate assumption.

     The amount of the first monthly Annuity payment, determined as described above, is divided by the value of an Annuity Unit for the appropriate Sub-Account as of the close of business on the fifth business day preceding the day on which the payment is due in order to determine the number of Annuity Units represented by the first payment. This number of Annuity Units remains fixed during the Annuity Period, and in each subsequent month the dollar amount of the Annuity payment is determined by multiplying this fixed number of Annuity Units by the then current Annuity Unit value.

    Annuity payments will be made on the first day of each month following selection. The Annuity Unit value used in calculating the amount of the Annuity payments will be based on an Annuity Unit value determined as of the close of business on a day not more than the fifth business day preceding the date of the Annuity payment.

    In order to comply with the requirements of the Supreme Court decision dated July 6, 1983, in the case of Norris vs. Arizona Governing Committee, Annuity rates will be based on a guaranteed Annuity rate table which is identical for both males and females.

    Here is an example of how a Variable Annuity payment is determined:

                        ILLUSTRATION OF ANNUITY PAYMENTS:
             (UNISEX) AGE 65, LIFE ANNUITY WITH 120 PAYMENTS CERTAIN

  1. Net amount applied........................................  $ 139,782.50
  2. Initial monthly income per $1,000 of payment applied......          6.13
  3. Initial monthly payment (1 x 2  DIVIDED BY 1,000).........  $     856.87
  4. Annuity Unit Value........................................         3.125
  5. Number of monthly annuity units (3  DIVIDED BY 4).........       274.198
  6. Assume annuity unit value for second month equal to.......         2.897
  7. Second monthly payment (6 x 5)............................  $     794.35
  8. Assume annuity unit value for third month equal to........         3.415
  9. Third month payment (8 x 5)...............................  $     936.39

    The above figures illustrate the calculation of a Variable Annuity and have no bearing on the actual record of DC-II.

CAN A CONTRACT BE MODIFIED?

    The Contracts may, subject to any federal and state regulatory restrictions, be modified at any time by written agreement between the Contractholder and Hartford Life. No modification will affect the amount or term of any Annuities begun prior to the effective date of the modification, unless it is required to conform the Contract to, or give the Contractholder the benefit of, any federal or state statutes or any rule or regulation of the U.S. Treasury Department or the IRS.

     On or after the fifth anniversary of any Contract Hartford Life may change, from time to time, any or all of the terms of the Contracts by giving 90 days advance written notice to the Contractholder, except that the Annuity tables, guaranteed interest rates and the contingent deferred sales charges which are applicable at the time a Participant's Individual Account is established under a Contract, will continue to be applicable. In addition, the limitations on the deductions for the mortality, expense risks and administrative undertakings and the Annual Contract Fee will continue to apply in all Contract Years.

    Hartford Life reserves the right to modify the Contract, but only if such modification: (i) is necessary to make the Contract or DC-II comply with any law or regulation issued by a governmental agency to which Hartford Life is subject; or (ii) is necessary to assure continued qualification of the Contract under the Code or other federal or state laws relating to retirement annuities or annuity Contracts; or (iii) is necessary to reflect a change in the operation of DC-II or the Sub-Account(s); (iv) provides additional Separate Account options; or (v) withdraws Separate Account options. In the event of any such modification Hartford Life will provide notice to the Contractholder or to the payee(s) during the Annuity period. Hartford Life may also make appropriate endorsement in the Contract to reflect such modification.

                           CHARGES UNDER THE CONTRACT

HOW ARE THE CHARGES UNDER THESE CONTRACTS MADE?

    There is no deduction for sales expenses at the time Contributions are allocated to the Participant's Individual Accounts. However, a contingent deferred sales charge may be assessed against a Participant's Individual Account when it is withdrawn. The number of Participant Contract Years completed prior to withdrawal will determine the amount of the contingent deferred sales charge. The amount or term of the contingent deferred sales charge may be reduced (see "Experience Rating of Contracts", page 19). Such charges will in no event ever exceed 8.50% when applied as a percentage against the sum of all Contributions to a Participant's Individual Account.

    The charge is a percentage of the amount surrendered and equals:

CONTRACT YEAR
OF WITHDRAWAL                                               MAXIMUM CHARGE
----------------------------------------------------------  --------------
    1-5...................................................        5%
    6.....................................................        4%
    7.....................................................        3%
    8.....................................................        2%
    9.....................................................        1%
    10 or more............................................        0%

    In the case of a withdrawal in which you request a certain dollar amount be withdrawn, the sales charge is deducted from the amount withdrawn and the balance is paid to you. Example: You request a total withdrawal, your account value is $1,000 and the applicable sales load is 5%. Your Sub-Accounts will be surrendered by $1,000 and you will receive $950 (i.e., the $1,000 total withdrawal less the 5% sales charge). This is the method applicable on a full surrender of your Contract. In the case of a partial withdrawal in which you request to receive a specified amount, the sales charge will be calculated on the total amount that must be withdrawn from your Sub-Account(s) in order to provide you with the amount requested. Example: You request to receive $1,000 and the applicable sales load is 5%. Your Sub-Account(s) will be reduced by $1,052.63 (i.e., a total withdrawal of $1,052.63 which results in a $52.63 sales charge ($1,052.63 x 5%) and a net amount paid to you of $1,000 as requested).

WHAT DO THE SALES CHARGES COVER?

    The contingent deferred sales charges, when applicable, will be used to cover expenses relating to the sale and distribution of the Contracts, including commissions paid to any distribution organization and its sales personnel, the cost of preparing sales literature and other promotional activities. It is anticipated that direct commissions paid on the sale of the Contracts will not exceed 5.0% of a Contribution. To the extent that these charges do not cover such distribution expenses they will be borne by Hartford Life from its general assets, including surplus or possible profit from mortality and expense risk charges.

WHAT IS THE MORTALITY, EXPENSE AND ADMINISTRATIVE RISK CHARGE?

     Although Variable Annuity payments made under the Contracts will vary in accordance with the investment performance of the underlying Fund shares held in the Sub-Account(s), the payments will not be affected by (a) Hartford Life's actual mortality experience among Annuitants before or after retirement or (b) Hartford Life's actual expenses, including certain administrative expenses, if greater than the deductions provided for in the Contracts because of the expense and mortality undertakings by Hartford Life.

    In providing an expense undertaking, Hartford Life assumes the risk that the deductions for contingent deferred sales charges, and the Annual Contract Fee under the Contracts may be insufficient to cover the actual future costs.

    The mortality undertaking provided by Hartford Life under the Contracts, assuming the selection of one of the forms of life annuities, is to make monthly Annuity payments (determined in accordance with the annuity tables and other provisions contained in the Contract) regardless of how long all Annuitants may live and regardless of how long all Annuitants as a group may live. This undertaking assures that neither the longevity of an Annuitant nor an improvement in life expectancy will have any adverse effect on the monthly Annuity payments the Annuitant will receive under the Contract. It thus relieves the Participant from the risk that they will outlive the funds accumulated.

    The mortality undertaking is based on Hartford Life's present actuarial determination of expected mortality rates among all Annuitants. If actual experience among Annuitants deviates from Hartford Life's actuarial determination of expected mortality rates among Annuitants because, as a group, their longevity is longer than anticipated, Hartford Life must provide amounts from its general funds to fulfill its Contract obligations. In that event, a loss will fall on Hartford Life. Conversely, if longevity among Annuitants is lower than anticipated, a gain will result to Hartford Life. Hartford Life also assumes the liability for payment of the Minimum Death Benefit provided under the Contract.

      The administrative undertaking provided by Hartford Life assures the Contractholder that administration will be provided throughout the entire life of the Contract.

    For assuming these risks Hartford Life presently charges 1.25% (.85% for mortality, .15% for expense and .25% for administrative undertakings) of the average daily net assets of DC-II. The rate charged for the mortality, expense and administrative undertakings under the Contracts may be reduced (see "Experience Rating of Contracts", page 19) and may be periodically increased beyond a rate of 1.25%, subject to a maximum annual rate of 2.00%. However, no increase will occur unless the Commission shall have first approved such increase.

ARE THERE ANY OTHER ADMINISTRATIVE CHARGES?

    An Annual Contract Fee will be deducted from the value of each Participant's Individual Account under the Contracts. The maximum Annual Contract Fee is $30.00 per year but may be reduced or waived (see "Experience Rating of Contracts", page 19).

     The Annual Contract Fee will be deducted on the last business day of each Participant's Contract Year, provided, however, that if the value of a Participant's Individual Account is redeemed in full at any time before the last business day of the Participant's Contract Year, then the Annual Contract Fee charge will be deducted from the proceeds of such redemption. No deduction for the Annual Contract Fee will be made during the Annuity Period under the Contracts. The Annual Contract Fee will be deducted from the value of a Participant's Individual Account on a pro rata basis from the Sub-Account(s) chosen.

IS THERE EVER A TIME WHEN THE SALES CHARGES OR ANNUAL CONTRACT FEE DOES NOT
APPLY?

     The contingent deferred sales charge and Annual Contract Fee will not be deducted on Contracts in the event of: (1) death of a Participant, (2) disability, within the meaning of Code section 72(m)(7) (provided that such disability would entitle the Participant to receive social security disability benefits), (3) confinement in a nursing home, provided the Participant is confined immediately following at least 90 days of continuous confinement in a hospital or long term care facility, (4) separation from service on or after the 5th Participant Contract Year for Participants age 59 1/2 or older, (5) financial hardship (e.g. an immediate and heavy financial need of the Participant other than purchase of a principal residence or payment for post secondary education) or (6) if the value of a Participant's Individual Account is paid out under one of the available Annuity options under the Contracts or under the Systematic Withdrawal Option (except that a surrender out of Annuity Option 5 is subject to sales charges, if applicable). Some of the above events may not apply to Individual Retirement Annuity Participants.

    If otherwise eligible to make a withdrawal under the terms of the Employer's plan, a Participant may withdraw up to 10% of the value of their Individual Account on a non-cumulative basis each Participant Contract Year, after the first, without application of a contingent deferred sales charge. The minimum amount that can be withdrawn under this provision is $250.00.

EXPERIENCE RATING OF CONTRACTS

     Certain of the charges and fees described in this Prospectus may be reduced ("experience rated") for Contracts depending on the total number of Participants, the sum of all Participants' Individual Account values and/or anticipated present or future expense levels. Hartford Life, in its discretion, may experience rate a Contract (either prospectively or retrospectively) by: (1) reducing the amount or term of any applicable contingent deferred sales charge, (2) reducing the amount of, or waiving the Annual Contract Fee, (3) reducing the Transfer Fee, (4) reducing the mortality, expense and administrative risk charges, or (5) by any combination of the above. Reductions in these charges will not be unfairly discriminatory against any person, including the affected Contractholders/Participants funded by DC-II. Experience rating credits have been given on certain cases.

HOW MUCH ARE THE DEDUCTIONS FOR PREMIUM TAXES ON THESE CONTRACTS?

     A deduction is also made for Premium Taxes, if applicable, imposed by a state or other governmental entity. Certain states impose a Premium Tax, ranging up to 3.50%. On any Contract subject to a Premium Taxes, Hartford Life will pay the taxes when imposed by the applicable taxing authorities. Hartford Life, at its sole discretion, will deduct the taxes from Contributions when received, from the proceeds at surrender, or from the amount applied to effect an Annuity at the time Annuity payments commence.

WHAT CHARGES ARE MADE BY THE FUNDS?

    Deductions are made from the assets of the Funds to pay for management fees and the operating expenses of the Funds. A full description of the Funds, their investment policies and restrictions, risks charges and expenses and all other aspects of their operation is contained in the accompanying Prospectuses for the Funds.

ARE THERE ANY OTHER DEDUCTIONS?

    Participants may transfer monies between or among Sub-Accounts up to 12 times per Participant Contract Year. Such transfers may be subject to charge of $5.00 for each transfer made in excess of 12 per Participant Contract Year.

                        HARTFORD LIFE INSURANCE COMPANY
                                 AND THE FUNDS

WHAT IS HARTFORD LIFE?

    Hartford Life was originally incorporated under the laws of Massachusetts on June 5, 1902. It was subsequently redomiciled to Connecticut. It is a stock life insurance company engaged in the business of writing health and life insurance, both ordinary and group, in all states of the United States and the District of Columbia. The offices of Hartford Life are located in Simsbury, Connecticut; however, its mailing address is P.O. Box 2999, Hartford CT 06104-2999. Hartford Life is ultimately 100% owned by Hartford Fire Insurance Company, one of the largest multiple lines insurance carriers in the United States. Effective December 20, 1995, Hartford Fire Insurance Company became an independent, publicly traded corporation and is no longer a subsidiary of ITT Corporation.

     Hartford Life is rated A+ (superior) by A.M. Best and Company, Inc. on the basis of its financial soundness and operating performance. Hartford Life has an AA+ rating from both Standard and Poor's and Duff and Phelps' on the basis of its claims-paying ability.

     These ratings do not apply to the performance of DC-II. However, the contractual obligations under this variable annuity are the general corporate obligations of Hartford Life. These ratings do apply to Hartford Life's ability to meet its insurance obligations under the Contracts.

WHAT ARE THE FUNDS?

     Hartford Stock Fund, Inc. was organized on March 11, 1976. The Responsibly Invested Balanced Fund (formerly Socially Responsive Fund) is a series of the Acacia Capital Corporation, which was incorporated on September 27, 1982. Hartford Advisers Fund, Inc., Hartford Bond Fund, Inc. and HVA Money Market Fund were all organized on December 1, 1982. Hartford Index Fund, Inc. was organized on May 16, 1983. Hartford Capital Appreciation Fund, Inc. was organized on September 20, 1983. Hartford Mortgage Securities Fund, Inc. was organized on October 5, 1984. Hartford International Opportunities Fund, Inc. was organized on January 25, 1990. Hartford Dividend and Growth Fund, Inc. was organized on March 16, 1994. All of the Funds were incorporated under the laws of the State of Maryland and are collectively referred to as the "Funds."

     TCI Advantage and TCI Growth Funds ("TCI Funds") are separate series of shares issued by TCI Portfolios, Inc. ("TCIP"), a corporation organized under the laws of the state of Maryland. TCIP is a registered, diversified, open-ended investment management company under the Investment Company Act of 1940.

     The Fidelity Funds involve two diversified open-end management investment companies, each with multiple portfolios and organized as a Massachusetts business trust. The Growth Portfolio and Overseas Portfolio are portfolios of the Variable Insurance Products Fund. The Asset Manager Portfolio and Contrafund Portfolio is a portfolio of the Variable Insurance Products Fund
  II. Each Fund continually issues an unlimited number of full and fractional shares of beneficial interest in the Fund.

    The investment objectives of each of the Funds are as follows:

   HARTFORD FUNDS
    HARTFORD ADVISERS FUND, INC.

     To achieve maximum long term total rate of return consistent with prudent investment risk by investing in common stock and other equity securities, bonds and other debt securities, and money market instruments. The investment adviser will vary the investments of the Fund among equity and debt securities and money market instruments depending upon its analysis of market trends. Total rate of return consists of current income, including dividends, interest and discount accruals and capital appreciation.

   HARTFORD CAPITAL APPRECIATION FUND, INC. (formerly Hartford Aggressive Growth Fund, Inc.)

     To achieve growth of capital by investing in equity securities selected solely on the basis of potential for capital appreciation; income, if any, is an incidental consideration.

   HARTFORD BOND FUND, INC.

    To achieve maximum current income consistent with preservation of capital by investing primarily in fixed-income securities.

   HARTFORD DIVIDEND AND GROWTH FUND, INC.

    To seek a high level of current income consistent with growth of capital and reasonable investment risk by investing primarily in equity securities and securities convertible into equity securities.

   HARTFORD INDEX FUND, INC.

     To provide investment results that correspond to the price and yield performance of publicly-traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index (the "Index"). The Fund is neither sponsored by, nor affiliated with, Standard & Poor's Corporation.

   HARTFORD INTERNATIONAL OPPORTUNITIES FUND, INC.

    To achieve long-term total return consistent with prudent investment risk through investment primarily in equity securities issued by foreign companies.

   HARTFORD MORTGAGE SECURITIES FUND, INC.

     To achieve maximum current income consistent with safety of principal and maintenance of liquidity by investing primarily in mortgage-related securities, including securities issued by the Government National Mortgage Association ("GNMA").

   RESPONSIBLY INVESTED BALANCED FUND (Calvert Responsibly Invested Balanced Fund Series, Acacia Capital Corporation) (formerly Socially Responsive Fund)

    To seek growth of capital through investments in enterprises which make a significant contribution to society through products and services and through the way they do business. The Fund invests in a portfolio of stocks, bonds and money market instruments selected with a concern for the social impact of each investment.

   HARTFORD STOCK FUND, INC.

    To achieve long-term capital growth primarily through capital appreciation, with income a secondary consideration, by investing in equity-type securities.

   HVA MONEY MARKET FUND, INC.

    To achieve maximum current income consistent with liquidity and preservation of capital by investing in money market securities.

   TCI FUNDS
    TCI PORTFOLIOS, INC., TCI ADVANTAGE

      To seek current income and capital growth by investing in short-term securities of the U.S. Government or by its agencies or instrumentalities, as well as fixed income government securities and equity securities.

   TCI PORTFOLIOS, INC., TCI GROWTH

     To seek capital growth over time by investing primarily in common stocks that are considered by the investment manager to have better-than-average prospects for appreciation.

   FIDELITY FUNDS
    FIDELITY INVESTMENTS VIP II ASSET MANAGER PORTFOLIO

    To seek high total return with reduced risk over the long term by allocating its assets among stocks, bonds, and short-term instruments.

   FIDELITY INVESTMENTS VIP II CONTRAFUND PORTFOLIO

    To seek long term capital appreciation through purchase of equity securities of domestic or foreign companies that are undervalued due to an overly pessimistic appraisal by the public.

   FIDELITY INVESTMENTS VIP GROWTH PORTFOLIO

    To seek capital appreciation primarily through purchase of common stocks, although its investments are not restricted to any one type of security, and may pursue capital appreciation through the purchase of bonds and preferred stocks.

   FIDELITY INVESTMENTS VIP OVERSEAS PORTFOLIO

     To seek long term capital appreciation by investing primarily in equity securities of issuers whose principal business activities are outside of the United States.

    ALL FUNDS

     The Hartford Funds are available only to serve as the underlying investment for the variable annuity contracts and variable life insurance Contracts issued by Hartford Life. The TCI Funds and Fidelity Funds are made available as the underlying investment for the Contracts, as well as for other variable life and variable annuity products.

     It is conceivable that in the future it may be disadvantageous for variable annuity separate accounts and variable life insurance separate accounts to invest in the Funds simultaneously. Although Hartford Life and the Funds do not currently foresee any such disadvantages either to variable annuity Contractholders or to variable life insurance Policy Owners, the Funds' Board of Directors intends to monitor events in order to identify any material conflicts between such Contractholders and Policy Owners and to determine what action, if any, should be taken in response thereto. If the Board of Directors of the Funds were to conclude that separate funds should be established for variable life and variable annuity separate accounts, the variable annuity Contractholders would not bear any expenses attendant to the establishment of such separate funds.

    Shares of the Responsibly Invested Balanced Fund, a series of Acacia Capital Corporation, which is unaffiliated with Hartford Life, are offered to other unaffiliated separate accounts. Hartford Life and the Board of Trustees of Acacia Capital Corporation intend to monitor events to identify any material irreconcilable conflicts which may arise and to determine what action, if any, should be taken in response thereto.

      Shares of the TCI Funds and the Fidelity Funds are offered to other unaffiliated separate accounts.

    Hartford Life reserves the right, subject to compliance with the law, to substitute the shares of any other registered investment company for the shares of any Fund held by the Separate Account. Substitution may occur if shares of the Fund(s) become unavailable or due to changes in applicable law or interpretations of law. Current law requires notification to you of any such substitution and approval of the Securities and Exchange Commission. Hartford Life also reserves the right, subject to compliance with the law to offer additional Funds with differing investment objectives.

    HARTFORD FUNDS

     The Hartford Investment Management Company ("HIMCO") has been serving as investment manager or adviser to each of the Hartford Funds. In addition, Wellington Management Company ("Wellington") has served as sub-investment adviser to certain of the Hartford Funds since August 1984.

    HIMCO serves as investment  manager for Hartford Advisers, Hartford  Capital
  Appreciation,   Hartford   Dividend   and   Growth,   Hartford   International
  Opportunities and Hartford Stock Funds pursuant to an

  Investment  Management   Agreement   between  each.   Wellington   serves   as
  sub-investment adviser to each of these funds pursuant to a Sub-Investment Advisory Agreement between Wellington and HIMCO on behalf of each fund.

    HIMCO serves as the investment adviser to Hartford Bond, Hartford Index, Hartford Mortgage Securities and HVA Money Market Funds pursuant to an Investment Advisory Agreement between these funds and HIMCO.

    The Calvert Asset Management Company serves as investment adviser and United States Trust Company of Boston serves as sub-investment adviser to the Responsibly Invested Balanced Fund.

    TCI FUNDS

     The TCI Funds are managed by Investors Research Corporation ("Investors Research"), whose principal business address is 4500 Main Street, Kansas City, Missouri. Investors Research has been providing investment advisory and management services to investment companies within the Twentieth Century family of mutual funds and to institutional clients since 1958.

    FIDELITY FUNDS

    The Fidelity Funds are managed by Fidelity Management & Research Company ("Fidelity Management"), whose principal business address is 82 Devonshire Street, Boston, Massachusetts. Fidelity Management is one of America's largest investment management organizations. It is composed of a number of different companies, which provide a variety of financial services and products. Fidelity Management is the original Fidelity company, founded in 1946. It provides a number of mutual funds and other clients with investment research and portfolio management services. Various Fidelity companies perform certain activities required to operate Variable Insurance Products Fund and Variable Insurance Products Fund II.

    A full description of the Funds, their investment policies and restrictions, risks, charges and expenses and all other aspects of their operations is contained in the accompanying Funds' Prospectus which should be read in conjunction with this Prospectus before investing, and in the Funds' Statement of Additional Information which may be ordered from Hartford Life.

  DOES HARTFORD LIFE HAVE ANY INTEREST IN THE FUNDS?

    At December 31, 1994, certain Hartford Life group pension Contracts held direct interest in shares as follows:

                                                                   PERCENT OF
                                                       SHARES     TOTAL SHARES
                                                     ----------   ------------
  Hartford Advisers Fund, Inc......................  10,709,364       0.56%
   Hartford Capital Appreciation Fund, Inc.........   5,313,800       1.31%
   Hartford Index Fund, Inc........................   9,462,900       9.14%
   Hartford International Opportunities Fund,
    Inc............................................   5,547,408       1.16%
   Hartford Mortgage Securities Fund, Inc..........  16,249,689       5.26%
   Hartford Stock Fund, Inc........................      65,899       0.02%

                           FEDERAL TAX CONSIDERATIONS

WHAT ARE SOME OF THE FEDERAL TAX CONSEQUENCES WHICH AFFECT THESE CONTRACTS?

 A. GENERAL

     SINCE THE TAX LAW IS COMPLEX AND SINCE TAX CONSEQUENCES WILL VARY ACCORDING TO THE ACTUAL STATUS OF THE CONTRACT OWNER INVOLVED AND THE TYPE OF PLAN UNDER WHICH THE CONTRACT IS PURCHASED, LEGAL AND TAX ADVICE MAY BE NEEDED BY A PERSON, EMPLOYER OR OTHER ENTITY CONTEMPLATING THE PURCHASE OF A CONTRACT DESCRIBED HEREIN.

    It should be understood that any detailed description of the federal income tax consequences regarding the purchase of these Contracts cannot be made in this Prospectus and that special tax rules may be applicable with respect to certain purchase situations not discussed herein. For detailed information, a qualified tax adviser should always be consulted. This discussion is based on Hartford Life's understanding of current federal income tax laws as they are currently interpreted.

 B. HARTFORD LIFE AND SEPARATE ACCOUNT TWO

    Separate Account Two is taxed as a part of Hartford Life which is taxed as a life insurance company in accordance with the Life Insurance Company Income Tax Act of 1959 (Part 1 of Subchapter L of the Code). No taxes are due on interest, dividends and short-term or long-term capital gains earned by Separate Account Two. The 1984 Tax Reform Act amended the federal income tax law so that Hartford Life is not subject to tax on long-term capital gains with respect to non-qualified Contracts. The 1984 Act eliminated the need to have a reserve for taxes.

 C. INFORMATION REGARDING TAX QUALIFIED PLANS

     THE TAX REFORM ACT OF 1986 AND TECHNICAL AND MISCELLANEOUS REVENUE ACT OF 1988 HAVE MADE SUBSTANTIAL CHANGES TO TAX FAVORED RETIREMENT PLANS. YOU SHOULD CONSULT YOUR TAX ADVISER TO FULLY ADDRESS ALL CHANGES OCCURRING AS A RESULT OF THE TAX REFORM ACT AND THEIR EFFECT ON QUALIFIED PLANS.

 1. CONTRIBUTIONS

    A. TAX SHELTERED ANNUITY PLANS FOR PUBLIC SCHOOL TEACHERS AND EMPLOYERS AND EMPLOYEES OF CERTAIN TAX-EXEMPT ORGANIZATIONS

    Contributions to tax sheltered annuity plans (described in Section 403(a) and 403(b) of the Code) by employers are not includable within the employee's income to the extent those contributions do not exceed the lesser of $9,500 or the exclusion allowance. Generally, the exclusion allowance is equal to 20% of the employee's includable compensation for his most recent full year of employment multiplied by the number of years of his service, less the aggregate amount contributed by the employer for Annuity Contracts which were not included within the gross income of the employee for any prior taxable year. There are special provisions which may allow an employee of an educational institution, a hospital or a home health service agency to elect an overall limitation different from the limitation described above.

    B. INDIVIDUAL RETIREMENT ANNUITIES ("IRAS")

    Individuals may contribute and deduct the lesser of $2,000 or 100 percent of their compensation to an IRA. In the case of a spousal IRA, the maximum deduction is the lesser of $2,250 or 100 percent of compensation. The deduction for contributions is phased out between $40,000 and $50,000 of adjusted gross income (AGI) for a married individual (and between $25,000 and $35,000 for single individuals) if either the individual or his or her spouse is an active Participant in any Section 401(a), 403(a), 403(b) or 408(k) plan regardless of whether the individual's interest is vested.

    To the extent deductible contributions are not allowed, individuals may make designated non-deductible contributions to an IRA, subject to the above limits. Amounts may also be rolled over from a qualified retirement plan.

 2. DISTRIBUTIONS

     Annuity payments made under the Contracts are taxable under Section 72 of the Code as ordinary income, in the year of receipt, to the extent that they exceed the "excludable amount." The investment in the Contract is normally the aggregate amount of the contributions made by or on behalf of an employee which were included as a part of his taxable income and not deducted. Thus, annual contributions deducted for an IRA are not included in the investment in the Contract. The employee's investment in the Contract is divided by the expected number of payments to be made under the Contract. The amount so computed constitutes the "excludable amount," which is the amount of each annuity payment considered a return of investment in each year and, therefore, not taxable. Once the employee's investment in the Contract is recouped, the full amount of each payment will be fully taxable. If the employee dies prior to recouping his or her investment in the Contract, a deduction is allowed for the last taxable year. The rules for determining the excludable amount are contained in Section 72 of the Code.

     Generally, distributions or withdrawals prior to age 59 1/2 may be subject to an additional income tax of 10% of the amount includable in income. This additional tax does not apply to distributions made after the employee's death, on account of disability, and distributions in the form of a life annuity and, except in the case of an IRA, certain distributions after separation from service at or after age 55 and certain distributions for eligible medical expenses. A life annuity is defined as a scheduled series of substantially equal periodic payments for the life or life expectancy of the Participant (or the joint lives or life expectancies of the Participant and Beneficiary).

     The taxation of withdrawals and other distributions varies depending on the type of distribution and the type of plan from which the distribution is made. With respect to the tax sheltered annuity Contracts under Section 403(b), contributions to the Contract made after December 31, 1988 and any increases in cash values after that date may not be distributed prior to attaining age 59 1/2, separation from service, death or disability. Contributions (but not earnings) made after December 31, 1988 may also be distributed by reason of financial hardship.

     Generally, in order to avoid a penalty tax, annuity payments, periodic payments or annual distributions must commence by April 1 of the calendar year following the year in which the Participant attains age 70 1/2. The entire interest of the Participant must be distributed beginning no later than this required beginning date over a period which may not extend beyond a maximum of the lives or life expectancies of the Participant and a designated Beneficiary. Each annual distribution must equal or exceed a "minimum distribution amount" which is determined by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. With respect to a Section 403(b) plan, this account balance is based upon earnings and contributions after December 31, 1986. In addition, minimum distribution incidental benefit rules may require a larger annual distribution based upon dividing the account balance by a factor promulgated by the IRS which ranges from 26.2 (at age 70) to 1.8 (at age 115). Special rules apply to require that distributions be made to Beneficiaries after the death of the Participant. A penalty tax of up to 50% of the amount which should be distributed may be imposed by the Internal Revenue Service for failure to make such distribution.

      The withholding rules described in Section D below are applicable to distributions from Tax Sheltered Annuities except that a distribution which consists of the balance to the credit of an employee from a plan described in Code Section 403(a) within one taxable year of the recipient is subject to income tax withholding at a rate derived from a table published by the Internal Revenue Service.

 D. FEDERAL INCOME TAX WITHHOLDING

    That portion of a distribution from a Tax Sheltered Annuity which is taxable income to the recipient is subject to federal income tax withholding, pursuant to Section 3405 of the Internal Revenue Code. The application of this provision is summarized below:

   1. ELIGIBLE ROLLOVER DISTRIBUTIONS

    a. The Unemployment Compensation Amendments Act of 1992 requires that federal income taxes be withheld from certain distributions from tax-qualified retirement plans and from tax-sheltered annuities under
       Section 403(b). These provisions DO NOT APPLY to distributions from individual retirement annuities under section 408.

    b. If any portion of a distribution is an "eligible rollover distribution", the law requires that 20% of that amount be withheld. This amount is sent to the IRS as withheld income taxes. The following types of payments DO NOT constitute an eligible rollover distribution (and, therefore, the mandatory withholding rules will not apply):

      -- the non-taxable portion of the distribution;

      -- distributions which are part of a series of equal (or substantially equal) payments made at least annually for your lifetime (or your life expectancy), or your lifetime and your Beneficiary's lifetime (or life expectancies), or for a period of ten years or more.

      -- required minimum distributions made pursuant to section 401(a)(9) of the IRC.

      -- corrective distribution for deferrals in excess of applicable IRS limits.

    c. However, these mandatory withholding requirements do not apply in the event of all or a portion of any eligible rollover distribution is paid in a "direct rollover". A direct rollover is the direct payment of an eligible rollover distribution or portion thereof to an individual retirement arrangement or annuity (IRA) or to another qualified employer plan. IF A DIRECT ROLLOVER IS ELECTED, NO INCOME TAX WILL BE WITHHELD.

    d. If any portion of a distribution is not an eligible rollover distribution but is taxable, the mandatory withholding rules described above do not apply. In this case, the voluntary withholding rules described below apply.

 2. NON-ELIGIBLE ROLLOVER DISTRIBUTIONS

    A. NON-PERIODIC DISTRIBUTIONS

    The portion of a non-periodic distribution which constitutes taxable income will be subject to federal income tax withholding unless the recipient elects not to have taxes withheld. If an election not to have taxes withheld is not provided, 10% of the taxable distribution will be withheld as federal income tax. Election forms will be provided at the time distributions are requested.

    B. PERIODIC DISTRIBUTIONS (DISTRIBUTIONS PAYABLE OVER A PERIOD GREATER THAN ONE YEAR)

    The portion of a periodic distribution which constitutes taxable income will be subject to federal income tax withholding as if the recipient were married claiming three exemptions. A recipient may elect not to have income taxes withheld or have income taxes withheld at a different rate by providing a completed election form. Election forms will be provided at the time distributions are requested.

 E. DIVERSIFICATION REQUIREMENTS

     Section 817 of the Code provides that a variable annuity Contract (other than a pension plan Contract) will not be treated as an annuity for any period during which the investments made by the separate account or underlying the contract are not adequately diversified in accordance with regulations prescribed by the Treasury. If a Contract is not treated as an annuity, the Contractholder will be subject to income tax on the annual increases in cash value. The Treasury has issued diversification regulations which, among other things, generally require that no more than 55% of the value of the total assets of the segregated asset account (such as the Funds) underlying a variable annuity contract is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In addition, in the case of government securities, each government agency or instrumentality shall be treated as a separate issuer. If the diversification standards are not met, non-pension policy owners will be subject to current tax on the increase in cash value in the policy.

    A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to need the diversification standards, the company may comply within a reasonable period and avoid the taxation of policy income on an ongoing basis. However, either the company or contract holder must agree to pay the tax due for the period during which the diversification standards were not met.

 F. NON-NATURAL PERSONS, CORPORATIONS

    The annual increase in the value of the Contract is currently includable in gross income of a non-natural person. There is an exception for annuities held by structured settlement companies and annuities held by an employer with respect to a terminated pension plan. A non-natural person which is a tax-exempt entity for federal tax purposes will not be subject to income tax as a result of this provision.

                                 MISCELLANEOUS

WHAT ARE MY VOTING RIGHTS?

    Hartford Life shall notify the Contractholder of any Fund shareholders' meeting if the shares held for the Contractholder's accounts may be voted at such meetings. Hartford Life shall also send proxy materials and a form of instruction by means of which the Contractholder can instruct Hartford Life with respect to the voting of the Fund shares held for the Contractholder's account. In connection with the voting of Fund shares held by it, Hartford Life shall arrange for the handling and tallying of proxies received from Contractholders. Hartford Life as such, shall have no right, except as hereinafter provided, to vote any Fund shares held by it hereunder which may be registered in its name or the names of its nominees. Hartford Life will, however, vote the Fund shares held by it in accordance with the instructions received from the

  Contractholders for whose accounts the Fund shares are held. If a Contractholder desires to attend any meeting at which shares held for the Contractholder's benefit may be voted, the Contractholder may request Hartford Life to furnish a proxy or otherwise arrange for the exercise of voting rights with respect to the Fund shares held for such Contractholder's account. In the event that the Contractholder gives no instructions or leaves the manner of voting discretionary, Hartford Life will vote such shares of the appropriate Fund, including any of its own shares, in the same proportion as shares of that Fund for which instructions have been received.

    Every Participant under a Contract issued with respect to DC-II who has a full (100%) vested interest under a group Contract, shall receive proxy material and a form of instruction by which Participants may instruct the Contractholder with respect to the number of votes attributable to his individual participation under a group Contract.

    A Contractholder or Participant, as appropriate, is entitled to one full or fractional vote for each full or fractional Accumulation or Annuity Unit owned. The Contractholder has voting rights throughout the life of the Contract. The vested Participant has voting rights for as long as participation in the Contract continues. Voting rights attach only to interests under DC-II.

    During the Annuity period under a Contract the number of votes will decrease as the assets held to fund Annuity benefits decrease.

WILL OTHER CONTRACTS BE PARTICIPATING IN THE SEPARATE ACCOUNT?

     In addition to the Contracts described in this Prospectus, other forms of group annuities are sold providing benefits which vary in accordance with the investment experience of Separate Account.

HOW ARE THE CONTRACTS SOLD?

     Hartford Equity Sales Company, Inc. ("HESCO") currently serves as Principal Underwriter for the securities issued with respect to DC-II. Hartford Securities Distribution Company, Inc. ("HSD") will replace HESCO as principal underwriter upon approval by the Commission, the National Association of Securities Dealers, Inc. ("NASD") and applicable state regulatory authorities.

     Both HESCO and HSD are wholly-owned subsidiaries of Hartford Life. The principal business address of HESCO and HSD is the same as Hartford Life, 200 Hopmeadow Street, Simsbury, Connecticut.

    The securities will be sold by salespersons of HESCO, and subsequently, HSD, who represent Hartford Life as insurance and Variable Annuity agents and who are registered representatives of Broker-Dealers who have entered into distribution agreements with HESCO, and subsequently HSD.

    HESCO is registered with the Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the NASD. HSD will be registered with the Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and will become a member of the NASD.

    Compensation will be paid by Hartford Life to registered representatives for the sale of Contracts up to a maximum of 5.0% on Contributions and .50% on Participant's Individual Account values. Sales compensation may be reduced.

WHO IS THE CUSTODIAN OF THE SEPARATE ACCOUNT'S ASSETS?

    Hartford Life is the custodian of the Separate Account's assets.

ARE THERE ANY MATERIAL LEGAL PROCEEDINGS AFFECTING THE SEPARATE ACCOUNT?

    No.

ARE YOU RELYING ON ANY EXPERTS AS TO ANY PORTION OF THIS PROSPECTUS?

     The financial statements and schedules included in this statement of additional information and elsewhere in the registration statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing in giving said reports. Reference is made to said report of Hartford Life Insurance Company (the depositor), which includes an explanatory paragraph with respect to the adoption of new accounting standards changing the methods of accounting for debt and equity securities and for postretirement benefits other than pensions and postemployment benefits. The principal business address of Arthur Andersen LLP is One Financial Plaza, Hartford, Connecticut 06103.

HOW MAY I GET ADDITIONAL INFORMATION?

    Inquiries will be answered by calling your representative or by writing:

  Hartford Life Insurance Company
     ATTN: RPVA Administration
     P.O. Box 2999
     Hartford, CT 06104-2999

                               TABLE OF CONTENTS
                                      FOR
                      STATEMENT OF ADDITIONAL INFORMATION

SECTION                                                                                                               PAGE
-----------------------------------------------------------------------------------------------------------------     -----
DESCRIPTION OF HARTFORD LIFE INSURANCE COMPANY...................................................................
SAFEKEEPING OF ASSETS............................................................................................
INDEPENDENT PUBLIC ACCOUNTANTS...................................................................................
DISTRIBUTION OF CONTRACTS........................................................................................
ANNUITY PERIOD...................................................................................................
  A.  Annuity Payments...........................................................................................
  B.  Electing the Annuity Commencement Date and Form of Annuity.................................................
  C.  Optional Annuity Forms.....................................................................................
        Option 1: Life Annuity...................................................................................
        Option 2: Life Annuity With 120, 180 or 240 Monthly Payments Certain.....................................
        Option 3: Unit Refund Life Annuity.......................................................................
        Option 4: Joint and Last Survivor Annuity................................................................
        Option 5: Payments for a Designated Period...............................................................
CALCULATION OF YIELD AND RETURN..................................................................................
PERFORMANCE COMPARISONS..........................................................................................
FINANCIAL STATEMENTS.............................................................................................

This form must be completed for all tax-sheltered annuities.

                     SECTION 403(B)(11) ACKNOWLEDGMENT FORM

    The Hartford Variable Annuity Contract which you have recently purchased is subject to certain restrictions imposed by the Tax Reform Act of 1986. Contributions to the Contract after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed to you unless you have:

       a. attained age 59 1/2

       b. terminated employment

       c. died, or

       d. become disabled.

Distributions of post December 31, 1988 contributions may also be made if you have experienced a financial hardship.

Also, there may be a 10% penalty tax for distributions made because of financial hardship or separation from service.

Also, please be aware that your 403(b) Plan may also offer other financial alternatives other than the Hartford variable annuity. Please refer to your Plan.

Please complete the following and return to:


    Hartford Life Insurance Company
    Attn: RPVA Administration
    P.O. Box 2999
    Hartford, CT 06104-2999

Name of Contractholder/Participant: ____________________________________________
Address: _______________________________________________________________________
City or Plan/School District: __________________________________________________
Date: __________________________________________________________________________

    To    Obtain   a   Statement   of   Additional
Information, please complete the form below and mail to:

    Hartford Life Insurance Company
    Attn: RPVA Administration
    P.O. Box 2999
    Hartford, CT 06104-2999

    Please   send   a   Statement   of  Additional
Information  for  the  Separate  Account  Two  (DC
Variable Account II) to me at the following address:

    _________________________________________
                      (name)
     _________________________________________
                     (address)
     _________________________________________
         (city/state)           (zip code)

                             HARTFORD MUTUAL FUNDS
                                 P.O. BOX 2999
                            HARTFORD, CT 06104-2999
                           PROSPECTUS -- MAY 1, 1995

    This Prospectus contains information relating to eleven mutual funds offered hereby (individually, a "Fund," collectively, the "Funds" or "Hartford Mutual Funds"), each registered as a diversified open-end management investment company with the Securities and Exchange Commission, that are made available to serve as the underlying investment vehicles for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and ITT Hartford Life and Annuity Insurance Company (collectively, the "ITT Hartford Life Insurance Companies"). Each Fund is registered as a diversified open-end management investment company with the Securities and Exchange Commission. The Funds, which have different investment objectives and policies, are: Hartford Capital Appreciation Fund, Inc., Hartford Dividend and Growth Fund, Inc., Hartford Index Fund, Inc., Hartford International Opportunities Fund, Inc., Hartford Stock Fund, Inc., Hartford Advisers Fund, Inc., Hartford International Advisers Fund, Inc., Hartford Bond Fund, Inc., Hartford Mortgage Securities Fund, Inc., HVA Money Market Fund, Inc. and Hartford U.S. Government Money Market Fund, Inc. The investment objective of each Fund is the first sentence of each of the following:

                                  STOCK FUNDS

    HARTFORD CAPITAL APPRECIATION FUND, INC. (formerly HARTFORD AGGRESSIVE GROWTH FUND, INC.) seeks to achieve growth of capital by investing in securities selected solely on the basis of potential for capital appreciation; income, if any, is an incidental consideration. The Capital Appreciation Fund invests
primarily  in  equity   securities  and  securities   convertible  into   equity
securities.

    HARTFORD DIVIDEND AND GROWTH FUND, INC. seeks to achieve a high level of current income consistent with growth of capital and reasonable investment risk. The Dividend and Growth Fund invests primarily in equity securities and securities convertible into equity securities that typically have above average income yield and favorable prospects for capital appreciation.

    HARTFORD INDEX FUND, INC. seeks to provide investment results which approximate the price and yield performance of publicly-traded common stocks in the aggregate. The Index Fund attempts to approximate the capital performance and the dividend income of the Standard & Poor's 500 Composite Stock Price Index.

    HARTFORD INTERNATIONAL OPPORTUNITIES FUND, INC. seeks to achieve long-term total rate of return consistent with prudent investment risk through investment primarily in equity securities issued by non-U.S. companies.

    HARTFORD STOCK FUND, INC. seeks to achieve long-term capital growth primarily through capital appreciation, with income a secondary consideration, by investing in primarily equity securities. Its portfolio emphasizes high-quality growth companies.

                             ASSET ALLOCATION FUNDS

    HARTFORD ADVISERS FUND, INC. seeks to achieve maximum long-term total rate of return consistent with prudent investment risk by investing in common stock and other equity securities, bonds and other debt securities, and money market instruments. The Advisers Fund actively allocates its assets among these asset categories based on fundamental analysis, not on short-term market timing.

    HARTFORD INTERNATIONAL ADVISERS FUND, INC. seeks to achieve maximum long-term total rate of return consistent with prudent investment risk. The International Advisers Fund's assets will be diversified among at least five countries, and will be allocated among equity and debt securities and money market instruments based on fundamental analysis, not on short-term market timing.

                                   BOND FUNDS

    HARTFORD BOND FUND, INC. seeks to achieve maximum current income consistent with preservation of capital by investing primarily in fixed-income securities.

    HARTFORD MORTGAGE SECURITIES FUND, INC. seeks to achieve maximum current income consistent with safety of principal and maintenance of liquidity by investing primarily in mortgage-related securities, including securities issued by the Government National Mortgage Association.

                               MONEY MARKET FUNDS

    HVA MONEY MARKET FUND, INC. seeks to achieve maximum current income consistent with liquidity and preservation of capital. This Fund invests in short-term money market instruments.

    HARTFORD U.S. GOVERNMENT MONEY MARKET FUND, INC. seeks to achieve maximum current income consistent with preservation of capital. This Fund invests in short-term money market instruments.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

THIS PROSPECTUS SETS FORTH CONCISELY THE INFORMATION ABOUT A FUND THAT A PROSPECTIVE INVESTOR SHOULD KNOW BEFORE INVESTING. PLEASE READ AND RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE. ADDITIONAL INFORMATION ABOUT THE FUNDS HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IN A STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 1995, WHICH HAS BEEN INCORPORATED BY REFERENCE INTO THIS PROSPECTUS AND WILL BE PROVIDED ON REQUEST AND WITHOUT CHARGE. WRITE "HARTFORD FAMILY OF FUNDS, C/O INDIVIDUAL ANNUITY OPERATIONS," P.O. BOX 2999, HARTFORD, CT 06104-2999.
--------------------------------------------------------------------------------

NO DEALER, SALESPERSON OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE FUNDS TO SELL OR A SOLICITATION OF ANY OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUNDS TO MAKE SUCH OFFER.
--------------------------------------------------------------------------------

AN INVESTMENT IN EITHER OF THE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT EITHER OF THE MONEY MARKET FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.
--------------------------------------------------------------------------------

HARTFORD INTERNATIONAL OPPORTUNITIES FUND, INC. AND HARTFORD INTERNATIONAL ADVISERS FUND, INC. MAY EACH INVEST UP TO 15% OF ITS ASSETS IN HIGH YIELD DEBT SECURITIES. INVESTMENTS OF THIS TYPE INVOLVE COMPARATIVELY HIGHER RISKS, INCLUDING PRICE VOLATILITY AND RISK OF DEFAULT IN THE PAYMENT OF INTEREST AND PRINCIPAL, THAN HIGHER-QUALITY DEBT SECURITIES. SEE "COMMON INVESTMENT POLICIES AND RISK FACTORS."

                               TABLE OF CONTENTS

                                                                             PAGE
 GLOSSARY..................................................................    4
 FINANCIAL HIGHLIGHTS......................................................    5
 THE FUNDS.................................................................   15
 INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS...........................   15
 COMMON INVESTMENT POLICIES AND RISK FACTORS...............................   23
   Repurchase Agreements...................................................   23
   Illiquid Securities.....................................................   23
   When-Issued and Delayed-Delivery Securities.............................   24
   Other Investment Companies..............................................   24
   Currency Transactions...................................................   24
   Options and Futures Contracts...........................................   25
   Non-U.S. Securities, Including ADRs and GDRs............................   27
   Mortgage-Related Securities.............................................   27
   Asset-Backed Securities.................................................   29
   Swap Agreements.........................................................   29
   Investment Grade Securities.............................................   29
   Money Market Instruments................................................   29
   High Yield Securities...................................................   29
   Other Risk Factors......................................................   30
 MANAGEMENT OF THE FUNDS...................................................   30
   Investment Advisory and Management Services.............................   30
   Investment Sub-Advisory Services........................................   32
   Portfolio Managers......................................................   33
 ADMINISTRATIVE SERVICES FOR THE FUNDS.....................................   34
 EXPENSES OF THE FUNDS.....................................................   34
 PERFORMANCE RELATED INFORMATION...........................................   35
 DIVIDENDS.................................................................   35
 NET ASSET VALUE...........................................................   35
 PURCHASE OF FUND SHARES...................................................   36
 SALE AND REDEMPTION OF SHARES.............................................   36
 FEDERAL INCOME TAXES......................................................   36
 OWNERSHIP AND CAPITALIZATION OF THE FUNDS.................................   37
   Capital Stock...........................................................   37
   Voting..................................................................   37
   Other Rights............................................................   37
 GENERAL INFORMATION.......................................................   38
   Reports to Shareholders.................................................   38
   Custodian, Transfer and Dividend Disbursing Agents......................   38
   "Majority" Defined......................................................   38
   Pending Legal Proceedings...............................................   38
   Requests for Information................................................   38
 APPENDIX -- RATINGS OF BONDS AND COMMERCIAL PAPER.........................   39

    There is the possibility that an individual Fund may be held liable for a misstatement, inaccuracy or incomplete disclosure in this Prospectus concerning the other Fund(s).

    Additional information about the performance of each Fund, including Management's Discussion and Analysis of results, is contained in the Funds' annual report to shareholders, which may be obtained without charge by calling 1-800-862-6668.

                                    GLOSSARY

 ADRS:       American Depository Receipts
 CFTC:       Commodity Futures Trading Commission
 CMOS:       Collateralized Mortgage Obligations
 CODE:       Internal Revenue Code of 1986, as amended
 FHLMC:      Federal Home Loan Mortage Corporation
 FNMA:       Federal National Mortgage Association
 GDRS:       Global Depository Receipts
 GNMA:       Government National Mortgage Association
 IMF:        International Monetary Fund
 MOODY'S:    Moody's Investors Service, Inc.
 NYSE:       New York Stock Exchange
 1940 ACT:   Investment Company Act of 1940, as amended
 SEC:        Securities and Exchange Commission
 S&P:        Standard & Poor's Corporation
 WORLD BANK: International Bank for Reconstruction and Development

                    HARTFORD CAPITAL APPRECIATION FUND, INC.
     FINANCIAL HIGHLIGHTS (FORMERLY HARTFORD AGGRESSIVE GROWTH FUND, INC.)

THE FOLLOWING INFORMATION, INSOFAR AS IT RELATES TO EACH OF THE FIVE YEARS IN THE PERIOD ENDED DECEMBER 31, 1994, HAS BEEN EXAMINED BY ARTHUR ANDERSEN LLP, INDEPENDENT PUBLIC ACCOUNTANTS, WHOSE REPORT THEREON IS INCLUDED IN THE STATEMENT OF ADDITIONAL INFORMATION, WHICH IS INCORPORATED BY REFERENCE TO THIS PROSPECTUS.

                                  (FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)
------------------------------------------------------------------------------------------------------------------------------
                             YEAR       YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                            ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                           12/31/94   12/31/93  12/31/92  12/31/91  12/31/90  12/31/89  12/31/88  12/31/87  12/31/86  12/31/85
------------------------------------------------------------------------------------------------------------------------------
Net asset value at
 beginning of period....  $    3.052  $  2.634  $  2.807  $  1.709  $  2.020  $  1.678  $  1.341  $  1.482  $  1.423  $  1.080
Net investment income...       0.011     0.003     0.008     0.021     0.029     0.023     0.015     0.025     0.019     0.016
Net realized and
 unrealized gains
 (losses) on
 investments............       0.070     0.626     0.388     0.898    (0.248)    0.376     0.337    (0.075)    0.105     0.366
                          ----------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Total from investment
 operations.............       0.081     0.529     0.396     0.919    (0.217)    0.399     0.352    (0.050)    0.125     0.382
Dividends from net
 investment income......      (0.011)   (0.003)   (0.008)   (0.021)   (0.029)   (0.023)   (0.015)   (0.025)   (0.019)   (0.016)
Distribution from net
 realized gains on
 securities.............      (0.262)   (0.108)   (0.361)    0.000    (0.085)   (0.034)    0.000    (0.086)   (0.047)   (0.023)
Return of capital.......       0.000     0.000     0.000     0.000     0.000     0.000     0.000     0.000     0.000     0.000
                          ----------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Total from
 distributions..........      (0.273)   (0.111)   (0.369)   (0.021)   (0.094)   (0.057)   (0.015)   (0.001)   (0.056)   (0.039)
                          ----------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Net increase (decrease)
 in net assets..........      (0.192)    0.418     0.027     0.898    (0.311)    0.342     0.337    (0.141)    0.059     0.343
Net asset value at end
 of period..............  $    2.860  $  3.052  $  2.634  $  2.807  $  1.709  $  2.020  $  1.678  $  1.341  $  1.482  $  1.423
                          ----------  --------  --------  --------  --------  --------  --------  --------  --------  --------
                          ----------  --------  --------  --------  --------  --------  --------  --------  --------  --------
------------------------------------------------------------------------------------------------------------------------------
Total Return............        2.50%    20.80%    16.98%    53.99%   -10.90%    24.11%    28.37%    -4.31%     9.03%    38.18%
Net Assets (in
 thousands).............  $1,158,644  $778,904  $300,373  $158,048   $56,032   $59,922   $34,228   $26,123   $22,558    $7,988
Ratio of operating
 expenses in average net
 assets.................        0.72%     0.76%     0.87%     0.92%     0.98%     0.94%     0.97%     1.01%     1.12%     1.48%
Ratio of net investment
 income to average net
 assets.................        0.40%     0.12%     0.36%     0.92%     1.58%     1.25%     0.91%     1.27%     1.23%     1.40%
Portfolio turnover
 rate...................        73.3%     91.4%    100.3%    107.2%     51.8%     35.0%     48.9%     88.7%     53.9%     71.7%
------------------------------------------------------------------------------------------------------------------------------

                    HARTFORD DIVIDEND AND GROWTH FUND, INC.
                              FINANCIAL HIGHLIGHTS

THE FOLLOWING INFORMATION HAS BEEN EXAMINED BY ARTHUR ANDERSEN LLP, INDEPENDENT PUBLIC ACCOUNTANTS, WHOSE REPORT THEREON IS INCLUDED IN THE STATEMENT OF ADDITIONAL INFORMATION, WHICH IS INCORPORATED BY REFERENCE TO THIS PROSPECTUS.

   (FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)
---------------------------------------------------------------
                                                     03/06/94-
                                                    12/31/94(a)
---------------------------------------------------------------
Net asset value at beginning of period............    $ 1.000
Net investment income.............................      0.024
Net realized and unrealized gains (losses) on
 investments......................................     (0.005)
                                                    -----------
Total from investment operations..................      0.019
Dividends from net investment income..............     (0.024)
Distribution from net realized gains on
 securities.......................................     (0.001)
Return of capital.................................      0.000
                                                    -----------
Total from distributions..........................     (0.025)
                                                    -----------
Net increase (decrease) in net assets.............     (0.006)
Net asset value at end of period..................    $ 0.994
                                                    -----------
                                                    -----------
---------------------------------------------------------------
Total Return......................................       1.96%
Net Assets (in thousands).........................    $55,066
Ratio of operating expenses to average net
 assets...........................................       0.83%*
Ratio of net investment income to average net
 assets...........................................       3.52%*
Portfolio turnover rate...........................       27.8%
---------------------------------------------------------------

(a) The Fund was declared effective by the Securities and Exchange Commission on March 6, 1994.

 * Annualized

                           HARTFORD INDEX FUND, INC.
                              FINANCIAL HIGHLIGHTS

THE FOLLOWING INFORMATION, INSOFAR AS IT RELATES TO EACH OF THE FIVE YEARS IN THE PERIOD ENDED DECEMBER 31, 1994, HAS BEEN EXAMINED BY ARTHUR ANDERSEN LLP, INDEPENDENT PUBLIC ACCOUNTANTS, WHOSE REPORT THEREON IS INCLUDED IN THE STATEMENT OF ADDITIONAL INFORMATION, WHICH IS INCORPORATED BY REFERENCE TO THIS PROSPECTUS.

                        (FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)
---------------------------------------------------------------------------------------------------------
                            YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                           ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    05/01/87-
                          12/31/94  12/31/93  12/31/92  12/31/91  12/31/90  12/31/89  12/31/88  12/31/87
---------------------------------------------------------------------------------------------------------
Net asset value at
 beginning of period....  $  1.546  $  1.450  $  1.380  $  1.134  $  1.220  $  0.960  $  0.854  $  1.000
Net investment income...     0.038     0.035     0.033     0.036     0.037     0.029     0.030     0.018
Net realized and
 unrealized gains
 (losses) on
 investments............    (0.024)    0.098     0.080     0.294    (0.088)    0.280     0.106    (0.144)
                          --------  --------  --------  --------  --------  --------  --------  ---------
Total from investment
 operations.............     0.014     0.131     0.093     0.330    (0.049)    0.289     0.136    (0.128)
Dividends from net
 investment income......    (0.038)   (0.035)   (0.033)   (0.036)   (0.037)   (0.029)   (0.030)   (0.018)
Distribution from net
 realized gains on
 securities.............     0.000     0.000     0.000    (0.038)    0.000     0.000     0.000     0.000
Return of capital.......     0.000     0.000     0.000     0.000     0.000     0.000     0.000     0.000
                          --------  --------  --------  --------  --------  --------  --------  ---------
Total from
 distributions..........    (0.038)   (0.035)   (0.033)   (0.074)   (0.037)   (0.029)   (0.030)   (0.018)
                          --------  --------  --------  --------  --------  --------  --------  ---------
Net increase (decrease)
 in net assets..........    (0.024)    0.096     0.060     0.256    (0.088)    0.260     0.108    (0.146)
Net asset value at end
 of period..............  $  1.522  $  1.546  $  1.450  $  1.390  $  1.134  $  1.220  $  0.960  $  0.854
                          --------  --------  --------  --------  --------  --------  --------  ---------
                          --------  --------  --------  --------  --------  --------  --------  ---------
---------------------------------------------------------------------------------------------------------
Total Return............      0.94%     9.12%     6.82%    29.53%    -3.99%    30.47%    18.35%   -12.91%
Net Assets (in
 thousands).............  $157,680  $140,398   $82,335   $47,770   $26,541   $19,456   $10,050    $7,212
Ratio of operating
 expenses to average net
 assets.................      0.45%     0.49%     0.80%     0.87%     0.91%     1.10%     1.23%     1.35%*
Ratio of net investment
 income to average net
 assets.................      2.50%     2.38%     2.48%     2.89%     3.27%     2.60%     3.29%     2.39%*
Portfolio turnover
 rate...................       1.8%      0.8%      1.2%      8.7%     25.5%     12.9%     20.9%      1.9%
---------------------------------------------------------------------------------------------------------

* Annualized

                HARTFORD INTERNATIONAL OPPORTUNITIES FUND, INC.
                              FINANCIAL HIGHLIGHTS

THE FOLLOWING INFORMATION HAS BEEN EXAMINED BY ARTHUR ANDERSEN LLP, INDEPENDENT PUBLIC ACCOUNTANTS, WHOSE REPORT THEREON IS INCLUDED IN THE STATEMENT OF ADDITIONAL INFORMATION, WHICH IS INCORPORATED BY REFERENCE TO THIS PROSPECTUS.

         (FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)
---------------------------------------------------------------------------
                            YEAR      YEAR      YEAR      YEAR
                           ENDED     ENDED     ENDED     ENDED    07/02/90-
                            1994      1993      1992      1991    12/31/90(A)
---------------------------------------------------------------------------
Net asset value at
 beginning of period....  $  1.215  $  0.017  $  0.973  $  0.871  $  1.000
Net investment income...     0.016     0.008     0.013     0.011     0.015
Net realized and
 unrealized gains
 (losses) on
 investments............    (0.040)    0.298    (0.058)    0.102    (0.129)
                          --------  --------  --------  --------  ---------
Total from investment
 operations.............    (0.024)    0.307    (0.043)    0.113    (0.114)
Dividends from net
 investment income......    (0.016)   (0.009)   (0.013)   (0.011)   (0.015)
Distribution from net
 realized gains on
 securities.............     0.000     0.000     0.000     0.000     0.000
Return of capital.......     0.000     0.000     0.000     0.000     0.000
                          --------  --------  --------  --------  ---------
Total from
 distributions..........    (0.016)   (0.009)   (0.013)   (0.011)   (0.015)
                          --------  --------  --------  --------  ---------
Net increase (decrease)
 in net assets..........    (0.040)    0.298    (0.056)    0.102    (0.129)
Net asset value at end
 of period..............  $  1.176  $  1.215  $  0.917  $  0.973  $  0.871
                          --------  --------  --------  --------  ---------
                          --------  --------  --------  --------  ---------
---------------------------------------------------------------------------
Total Return............     -1.94%    33.73%    -4.43%    13.00%   -11.78%
Net Assets (in
 thousands).............  $563,765  $281,608   $47,580   $22,854    $9,352
Ratio of operating
 expenses to average net
 assets.................      0.65%     1.00%     1.23%     1.24%     1.04%*
Ratio of net investment
 income to average net
 assets.................      1.42%     0.84%     1.40%     1.17%     2.85%*
Portfolio turnover
 rate...................      46.4%     31.8%     25.1%     24.7%      3.0%
---------------------------------------------------------------------------

(a) The Fund was declared effective by the Securities and Exchange Commission on July 2, 1990.

 * Annualized

                           HARTFORD STOCK FUND, INC.
                              FINANCIAL HIGHLIGHTS

THE FOLLOWING INFORMATION, INSOFAR AS IT RELATES TO EACH OF THE FIVE YEARS IN THE PERIOD ENDED DECEMBER 31, 1994, HAS BEEN EXAMINED BY ARTHUR ANDERSEN LLP, INDEPENDENT PUBLIC ACCOUNTANTS, WHOSE REPORT THEREON IS INCLUDED IN THE STATEMENT OF ADDITIONAL INFORMATION, WHICH IS INCORPORATED BY REFERENCE TO THIS PROSPECTUS.

                                  (FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)
------------------------------------------------------------------------------------------------------------------------------
                             YEAR       YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                            ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                           12/31/94   12/31/93  12/31/92  12/31/91  12/31/90  12/31/89  12/31/88  12/31/87  12/31/86  12/31/85
------------------------------------------------------------------------------------------------------------------------------
Net asset value at
 beginning of period....  $    3.099  $  2.985  $  2.927  $  2.452  $  2.775  $  2.304  $  1.977  $  2.177  $  2.107  $  1.711
Net investment income...       0.061     0.053     0.051     0.059     0.070     0.065     0.045     0.045     0.049     0.052
Net realized and
 unrealized gains
 (losses) on
 investments............      (0.111)    0.339     0.219     0.532    (0.179)    0.522     0.327     0.084     0.198     0.461
                          ----------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Total from investment
 operations.............      (0.050)    0.382     0.270     0.591    (0.109)    0.587     0.372     0.129     0.245     0.513
Dividends from net
 investment income......      (0.061)   (0.053)   (0.051)   (0.058)   (0.070)   (0.065)   (0.045)   (0.045)   (0.049)   (0.052)
Distribution from net
 realized gains on
 securities.............      (0.187)   (0.205)   (0.181)   (0.057)   (0.144)   (0.051)    0.000    (0.284)   (0.126)   (0.085)
Return of capital.......       0.000     0.000     0.000     0.000     0.000     0.000     0.000     0.000     0.000     0.000
                          ----------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Total from
 distributions..........      (0.248)   (0.258)   (0.232)   (0.118)   (0.214)   (0.118)   (0.045)   (0.329)   (0.175)   (0.117)
                          ----------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Net increase (decrease)
 in net assets..........      (0.298)    0.134     0.038     0.475    (0.323)    0.471     0.327    (0.200)    0.070     0.396
Net asset value at end
 of period..............  $    2.801  $  3.089  $  2.965  $  2.927  $  2.452  $  2.775  $  2.304  $  1.977  $  2.177  $  2.107
                          ----------  --------  --------  --------  --------  --------  --------  --------  --------  --------
                          ----------  --------  --------  --------  --------  --------  --------  --------  --------  --------
------------------------------------------------------------------------------------------------------------------------------
Total Return............       -1.89%    14.34%    10.04%    24.58%    -3.87%    26.02%    19.00%     5.41%    12.33%    31.49%
Net Assets (in
 thousands).............  $1,163,158  $968,425  $569,903  $408,489  $257,553  $266,756  $187,511  $170,319  $148,126  $126,344
Ratio of operating
 expenses to average net
 assets.................        0.50%     0.53%     0.57%     0.60%     0.66%     0.64%     0.85%     0.65%     0.86%     0.84%
Ratio of net investment
 income to average net
 assets.................        2.17%     1.88%     1.90%     2.14%     2.76%     2.31%     2.08%     1.83%     2.24%     2.86%
Portfolio turnover
 rate...................        63.8%     59.0%     59.8%     24.3%     20.2%     24.4%     22.8%     27.0%     25.7%     32.1%
------------------------------------------------------------------------------------------------------------------------------

                          HARTFORD ADVISERS FUND, INC.
                              FINANCIAL HIGHLIGHTS

THE FOLLOWING INFORMATION, INSOFAR AS IT RELATES TO EACH OF THE FIVE YEARS IN THE PERIOD ENDED DECEMBER 31, 1994, HAS BEEN EXAMINED BY ARTHUR ANDERSEN LLP, INDEPENDENT PUBLIC ACCOUNTANTS, WHOSE REPORT THEREON IS INCLUDED IN THE STATEMENT OF ADDITIONAL INFORMATION, WHICH IS INCORPORATED BY REFERENCE TO THIS PROSPECTUS.

                                   (FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)
--------------------------------------------------------------------------------------------------------------------------------
                             YEAR        YEAR       YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                            ENDED       ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                           12/31/94    12/31/93   12/31/92  12/31/91  12/31/90  12/31/89  12/31/88  12/31/87  12/31/86  12/31/85
--------------------------------------------------------------------------------------------------------------------------------
Net asset value at
 beginning of period....  $    1.752  $    1.676  $  1.649  $  1.438  $  1.543  $  1.332  $  1.213  $  1.227  $  1.179  $  0.987
Net investment income...       0.054       0.050     0.059     0.063     0.074     0.062     0.051     0.051     0.054     0.064
Net realized and
 unrealized gains
 (losses) on
 investments............      (0.099)      0.145     0.070     0.223    (0.059)    0.221     0.119     0.025     0.089     0.192
                          ----------  ----------  --------  --------  --------  --------  --------  --------  --------  --------
Total from investment
 operations.............      (0.045)      0.195     0.129     0.286     0.015     0.283     0.170     0.076     0.143     0.256
Dividends from net
 investment income......      (0.054)     (0.050)   (0.059)   (0.063)   (0.074)   (0.062)   (0.051)   (0.051)   (0.054)   (0.064)
Distribution from net
 realized gains on
 securities.............      (0.052)     (0.069)   (0.043)   (0.010)   (0.048)   (0.010)    0.000    (0.039)   (0.041)    0.000
Return of capital.......       0.000       0.000     0.000     0.000     0.000     0.000     0.000     0.000     0.000     0.000
                          ----------  ----------  --------  --------  --------  --------  --------  --------  --------  --------
Total from
 distributions..........      (0.106)     (0.119)   (0.102)   (0.073)   (0.122)   (0.072)   (0.051)   (0.080)   (0.095)   (0.064)
                          ----------  ----------  --------  --------  --------  --------  --------  --------  --------  --------
Net increase (decrease)
 in net assets..........      (0.151)      0.078     0.027     0.213    (0.107)    0.211     0.119    (0.014)    0.048     0.192
Net asset value at end
 of period..............  $    1.600  $    1.752  $  1.676  $  1.649  $  1.436  $  1.543  $  1.332  $  1.213  $  1.227  $  1.179
                          ----------  ----------  --------  --------  --------  --------  --------  --------  --------  --------
                          ----------  ----------  --------  --------  --------  --------  --------  --------  --------  --------
--------------------------------------------------------------------------------------------------------------------------------
Total Return............       -2.74%      12.25%     8.30%    20.33%     1.28%    21.72%    14.24%     8.08%    12.70%    28.85%
Net Assets (in
 thousands).............  $3,034,034  $2,426,550  $985,747  $831,424  $416,839  $371,917  $264,750  $239,704  $127,214   $41,288
Ratio of operating
 expenses to average net
 assets.................        0.65%       0.69%     0.78%     0.81%     0.89%     0.89%     0.90%     0.91%     0.98%     0.97%
Ratio of net investment
 income to average net
 assets.................        3.34%       3.07%     3.55%     4.13%     4.65%     4.14%     3.93%     4.00%     4.36%     6.03%
Portfolio turnover
 rate...................        60.0%       55.3%     72.8%     42.1%     35.7%     33.5%     30.9%     28.3%     23.3%     63.0%
--------------------------------------------------------------------------------------------------------------------------------

                            HARTFORD BOND FUND, INC.
                              FINANCIAL HIGHLIGHTS

THE FOLLOWING INFORMATION, INSOFAR AS IT RELATES TO EACH OF THE FIVE YEARS IN THE PERIOD ENDED DECEMBER 31, 1994, HAS BEEN EXAMINED BY ARTHUR ANDERSEN LLP, INDEPENDENT PUBLIC ACCOUNTANTS, WHOSE REPORT THEREON IS INCLUDED IN THE STATEMENT OF ADDITIONAL INFORMATION, WHICH IS INCORPORATED BY REFERENCE TO THIS PROSPECTUS.

                                 (FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)
----------------------------------------------------------------------------------------------------------------------------
                            YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                           ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                          12/31/94  12/31/93  12/31/92  12/31/91  12/31/90  12/31/89  12/31/88  12/31/87  12/31/86  12/31/85
----------------------------------------------------------------------------------------------------------------------------
Net asset value at
 beginning of period....  $  1.044  $  1.024  $  1.081  $  0.979  $  0.976  $  0.945  $  0.952  $  1.033  $  1.0?7  $  0.929
Net investment income...     0.060     0.062     0.074     0.072     0.075     0.079     0.077     0.080     0.091     0.104
Net realized and
 unrealized gains
 (losses) on
 investments............    (0.100)    0.039    (0.019)    0.082     0.003     0.031    (0.007)   (0.081)    0.028     0.078
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Total from investment
 operations.............    (0.040)    0.101     0.055     0.154     0.078     0.110     0.070    (0.001)    0.127     0.182
Dividends from net
 investment income......    (0.060)   (0.062)   (0.074)   (0.072)   (0.075)   (0.079)   (0.077)   (0.080)   (0.091)   (0.104)
Distribution from net
 realized gains on
 securities.............    (0.018)   (0.019)   (0.018)    0.000     0.000     0.000     0.000     0.000     0.000     0.000
Return of capital.......     0.000     0.000     0.000     0.000     0.000     0.000     0.000     0.000     0.000     0.000
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Total from
 distributions..........    (0.078)   (0.081)   (0.092)   (0.072)   (0.075)   (0.079)   (0.077)   (0.081)   (0.091)   (0.104)
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Net increase (decrease)
 in net assets..........    (0.118)    0.020    (0.037)    0.082     0.003     0.031    (0.007)   (0.081)    0.026     0.078
Net asset value at end
 of period..............  $  0.926  $  1.044  $  1.024  $  1.081  $  0.979  $  0.978  $  0.945  $  0.952  $  1.033  $  1.007
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
----------------------------------------------------------------------------------------------------------------------------
Total Return............     -3.95%    10.24%     5.53%    16.43%     8.39%    12.10%     7.80%    -0.01%    12.19%    20.62%
Net Assets (in
 thousands).............  $247,458  $239,602  $128,538  $ 97,377  $ 70,915  $ 61,602  $ 54,215  $ 50,037  $ 57,160  $ 43,843
Ratio of operating
 expenses to average net
 assets.................      0.55%     0.57%     0.84%     0.66%     0.67%     0.67%     0.69%     0.69%     0.71%     0.69%
Ratio of net investment
 income to average net
 assets.................      6.23%     5.83%     7.21%     7.29%     7.82%     8.09%     8.12%     8.15%     8.93%    10.73%
Portfolio turnover
 rate...................     328.8%    494.3%    434.1%    337.0%    161.6%    225.0%    230.3%     53.3%     48.7%     53.7%
Current Yield*..........      7.19%     4.93%     6.48%     8.62%     8.17%     7.92%     9.15%     8.67%     8.82%    10.29%
----------------------------------------------------------------------------------------------------------------------------

*The  yield information will fluctuate and publication  of yield may not provide a  basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies. In addition, the yield information may be of limited use for comparative purposes because it does not reflect charges  imposed at the Separate Account level which, if included, would decrease the yield.

                    HARTFORD MORTGAGE SECURITIES FUND, INC.
                              FINANCIAL HIGHLIGHTS

THE FOLLOWING INFORMATION, INSOFAR AS IT RELATES TO EACH OF THE FIVE YEARS IN THE PERIOD ENDED DECEMBER 31, 1994, HAS BEEN EXAMINED BY ARTHUR ANDERSEN LLP, INDEPENDENT PUBLIC ACCOUNTANTS, WHOSE REPORT THEREON IS INCLUDED IN THE STATEMENT OF ADDITIONAL INFORMATION, WHICH IS INCORPORATED BY REFERENCE TO THIS PROSPECTUS.

                                 (FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)
----------------------------------------------------------------------------------------------------------------------------
                            YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR    1/15/85
                           ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED       TO
                          12/31/94  12/31/93  12/31/92  12/31/91  12/31/90  12/31/89  12/31/88  12/31/87  12/31/86  12/31/85
----------------------------------------------------------------------------------------------------------------------------
Net asset value at
 beginning of period....  $  1.075  $  1.079     1.115  $  1.054  $  1.045  $  1.006  $  1.011  $  1.087  $  1.077  $  1.000
Net investment income...     0.068     0.071     0.088     0.088     0.087     0.088     0.087     0.093     0.104     0.111
Net realized and
 unrealized gains
 (losses) on
 investments............    (0.085)   (0.004)   (0.038)    0.061     0.009     0.039    (0.005)   (0.087)    0.010     0.077
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Total from investment
 operations.............    (0.017)    0.067     0.050     0.149     0.096     0.127     0.082     0.026     0.114     0.188
Dividends from net
 investment income......    (0.068)   (0.071)   (0.088)   (0.088)   (0.087)   (0.088)   (0.087)   (0.093)   (0.104)   (0.111)
Distribution from net
 realized gains on
 securities.............    (0.005)    0.000     0.000     0.000     0.000     0.000     0.000    (0.009)    0.000     0.000
Return of capital.......     0.000     0.000     0.000     0.000     0.000     0.000     0.000     0.000     0.000     0.000
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Total from
 distributions..........    (0.073)   (0.071)   (0.088)   (0.088)   (0.087)   (0.088)   (0.087)   (0.102)   (0.104)   (0.111)
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Net increase (decrease)
 in net assets..........    (0.090)   (0.004)   (0.038)    0.061     0.009     0.039    (0.005)   (0.076)    0.010     0.077
Net asset value at end
 of period..............  $  0.984  $  1.075  $  1.079  $  1.115  $  1.054  $  1.045  $  1.006  $  1.011  $  1.087  $  1.077
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
----------------------------------------------------------------------------------------------------------------------------
Total Return............     -1.61%     6.31%     4.64%    14.71%     8.70%    13.13%     8.38%     2.64%    11.13%    20.61%
Net Assets (in
 thousands).............  $304,147  $365,198  $258,711  $162,484  $105,620   $85,908   $85,075   $84,075  $100,518   $50,090
Ratio of operating
 expenses to average net
 assets.................      0.48%     0.49%     0.56%     0.58%     0.58%     0.58%     0.60%     0.61%     0.62%     0.56%
Ratio of net investment
 income to average net
 assets.................      6.65%     6.49%     7.98%     8.25%     8.42%     8.84%     8.58%     9.02%     9.57%
Portfolio turnover
 rate...................     385.7%    183.4%    277.2%    152.2%     85.6%     91.3%    185.0%    143.8%    103.1%    124.7%
Current Yield**.........      7.84%     5.73%     7.51%     8.16%     8.21%     8.28%     9.12%     9.41%     8.80%    10.33%
----------------------------------------------------------------------------------------------------------------------------

(a) The Fund was declared effective by the Securities and Exchange Commission on January 15, 1985.

 * Annualized

 ** The yield information will fluctuate and publication of yield may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies. In addition, the yield information may be of limited use for comparative purposes because it does not reflect charges imposed at the Separate Account level which, if included, would decrease the yield.

                          HVA MONEY MARKET FUND, INC.
                              FINANCIAL HIGHLIGHTS

THE FOLLOWING INFORMATION, INSOFAR AS IT RELATES TO EACH OF THE FIVE YEARS IN THE PERIOD ENDED DECEMBER 31, 1994, HAS BEEN EXAMINED BY ARTHUR ANDERSEN LLP, INDEPENDENT PUBLIC ACCOUNTANTS, WHOSE REPORT THEREON IS INCLUDED IN THE STATEMENT OF ADDITIONAL INFORMATION, WHICH IS INCORPORATED BY REFERENCE TO THIS PROSPECTUS.

                                 (FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)
----------------------------------------------------------------------------------------------------------------------------
                            YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                           ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                          12/31/94  12/31/93  12/31/92  12/31/91  12/31/90  12/31/89  12/31/88  12/31/87  12/31/86  12/31/85
----------------------------------------------------------------------------------------------------------------------------
Net asset value at
 beginning of period....  $  1.000  $  1.000  $  1.000  $  1.000  $  1.000  $  1.000  $  1.000  $  1.000  $  1.000  $  1.000
Net investment income...     0.039     0.029     0.038     0.059     0.078     0.088     0.071     0.063     0.068     0.082
Net realized and
 unrealized gains
 (losses) on
 investments............     0.000     0.000     0.000     0.000     0.000     0.000     0.000     0.000     0.000     0.000
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Total from investment
 operations.............     0.039     0.029     0.038     0.059     0.078     0.088     0.071     0.063     0.068     0.082
Dividends from net
 investment income......    (0.039)   (0.029)   (0.038)   (0.059)   (0.078)   (0.088)   (0.071)   (0.063)   (0.068)   (0.082)
Distribution from net
 realized gains on
 securities.............     0.000     0.000     0.000     0.000     0.000     0.000     0.000     0.000     0.000     0.000
Return of capital.......     0.000     0.000     0.000     0.000     0.000     0.000     0.000     0.000     0.000     0.000
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Total from
 distributions..........    (0.039)   (0.029)   (0.038)   (0.059)   (0.078)   (0.088)   (0.071)   (0.063)   (0.068)   (0.082)
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Net increase (decrease)
 in net assets..........     0.000     0.000     0.000     0.000     0.000     0.000     0.000     0.000     0.000     0.000
Net asset value at end
 of period..............  $  1.000  $  1.000  $  1.000  $  1.000  $  1.000  $  1.000  $  1.000  $  1.000  $  1.000  $  1.000
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
----------------------------------------------------------------------------------------------------------------------------
Total Return............      3.95%     2.94%     3.63%     6.01%     8.03%     9.10%     7.40%     6.49%     8.77%     8.53%
Net Assets (in
 thousands).............  $321,465  $234,088  $180,248  $177,483  $194,462  $129,808  $127,348  $104,002   $79,683   $84,025
Ratio of operating
 expenses to average net
 assets.................      0.47%     0.46%     0.53%     0.54%     0.57%     0.58%     0.58%     0.58%     0.58%     0.55%
Ratio of net investment
 income to average net
 assets.................      3.99%     2.81%     3.60%     5.88%     7.80%     8.75%     7.19%     6.36%     6.58%     8.21%
Portfolio turnover
 rate...................     --        --        --        --        --        --        --        --        --        --
Current Yield*..........      5.43%     2.89%     3.09%     4.66%     7.73%     8.21%     8.48%     7.17%     5.45%     7.78%
Effective Yield*........      5.58%     2.93%     3.14%     4.79%     8.03%     8.55%     8.86%     7.43%     5.60%     6.13%
----------------------------------------------------------------------------------------------------------------------------

* The yield information will fluctuate and publication of yield  may not provide a basis for comparison with bank  deposits, other  investments which are insured and/or pay a fixed yield  for a stated period of time, or other investment companies.
  In addition, the yield  information may be of  limited use for  comparative purposes because it  does not reflect  charges imposed at the Separate Account level which, if included, would decrease the yield.

                HARTFORD U.S. GOVERNMENT MONEY MARKET FUND, INC.
                              FINANCIAL HIGHLIGHTS

THE FOLLOWING INFORMATION, INSOFAR AS IT RELATES TO EACH OF THE FIVE YEARS IN THE PERIOD ENDED DECEMBER 31, 1994, HAS BEEN EXAMINED BY ARTHUR ANDERSEN LLP, INDEPENDENT PUBLIC ACCOUNTANTS, WHOSE REPORT THEREON IS INCLUDED IN THE STATEMENT OF ADDITIONAL INFORMATION, WHICH IS INCORPORATED BY REFERENCE TO THIS PROSPECTUS.

                                 (FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)
----------------------------------------------------------------------------------------------------------------------------
                            YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                           ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                          12/31/94  12/31/93  12/31/92  12/31/91  12/31/90  12/31/89  12/31/88  12/31/87  12/31/86  12/31/85
----------------------------------------------------------------------------------------------------------------------------
Net asset value at
 beginning of period....  $  1.000  $  1.000  $  1.000  $  1.000  $  1.000  $  1.000  $  1.000  $  1.000  $  1.000  $  1.000
Net investment income...     0.036     0.027     0.032     0.055     0.073     0.081     0.057     0.056     0.081     0.078
Net realized and
 unrealized gains
 (losses) on
 investments............     0.000     0.000     0.000     0.000     0.000     0.000     0.000     0.000     0.000     0.000
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Total from investment
 operations.............     0.036     0.027     0.032     0.055     0.073     0.081     0.057     0.056     0.081     0.078
Dividends from net
 investment income......    (0.036)   (0.027)   (0.032)   (0.055)   (0.073)   (0.081)   (0.057)   (0.056)   (0.081)   (0.078)
Distribution from net
 realized gains on
 securities.............     0.000     0.000     0.000     0.000     0.000     0.000     0.000     0.000     0.000     0.000
Return of capital.......     0.000     0.000     0.000     0.000     0.000     0.000     0.000     0.000     0.000     0.000
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Total from
 distributions..........    (0.036)   (0.027)   (0.032)   (0.055)   (0.073)   (0.081)   (0.057)   (0.056)   (0.081)   (0.078)
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Net increase (decrease)
 in net assets..........     0.000     0.000     0.000     0.000     0.000     0.000     0.000     0.000     0.000     0.000
Net asset value at end
 of period..............  $  1.000  $  1.000  $  1.000  $  1.000  $  1.000  $  1.000  $  1.000  $  1.000  $  1.000  $  1.000
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
----------------------------------------------------------------------------------------------------------------------------
Total Return............      3.67%     2.68%     3.22%     5.61%     7.52%     8.43%     6.92%     5.75%     6.29%     8.07%
Net Assets (in
 thousands).............    $9,619    $9,449   $10,525   $11,257   $10,496    $7,814    $7,262    $5,888    $5,812    $6,455
Ratio of operating
 expenses to average net
 assets.................      0.58%     0.58%     0.75%     0.73%     0.73%     0.77%     0.75%     0.58%     0.60%     0.82%
Ratio of net investment
 income to average net
 assets.................      3.63%     2.85%     3.19%     5.48%     7.29%     8.14%     8.78%     5.57%     6.08%     7.72%
Portfolio turnover
 rate...................     --        --        --        --        --        --        --        --        --        --
Current Yield*..........      5.14%     2.87%     2.69%     4.24%     7.59%     7.53%     8.27%     6.17%     5.28%     7.20%
Effective Yield*........      5.27%     2.71%     2.72%     4.31%     7.88%     7.82%     8.82%     6.36%     5.40%     7.46%
----------------------------------------------------------------------------------------------------------------------------

*  The yield information will fluctuate and publication of yield  may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies. In addition, the yield information may be of limited use for comparative purposes because its does not reflect charges imposed at the Separate Account level which, if included, would decrease the yield.

                                   THE FUNDS

    The Funds are made available to serve as the underlying investment vehicles for certain variable annuity and variable life insurance separate accounts of ITT Hartford Life Insurance Companies. The Hartford Investment Management Company, Inc. ("HIMCO" or the "Adviser") serves as investment adviser to Hartford Index Fund, Inc., Hartford Bond Fund, Inc., Hartford Mortgage Securities Fund, Inc., HVA Money Market Fund, Inc. and Hartford U.S. Government Money Market Fund, Inc. and as investment manager to Hartford Capital Appreciation Fund, Inc. (formerly Hartford Aggressive Growth Fund, Inc.), Hartford Dividend and Growth Fund, Inc., Hartford International Opportunities Fund, Inc., Hartford Stock Fund, Inc., Hartford Advisers Fund, Inc., and Hartford International Advisers Fund, Inc. Wellington Management Company ("WMC" or the "Sub-Adviser") serves as investment sub-adviser to Hartford Capital Appreciation Fund, Inc., Hartford Dividend and Growth Fund, Inc., Hartford International Opportunities Fund, Inc., Hartford Stock Fund, Inc., Hartford Advisers Fund, Inc., and Hartford International Advisers Fund, Inc.

                       INVESTMENT OBJECTIVES AND POLICIES
                                  OF THE FUNDS

    The Funds have different investment objectives and policies, as described below. The differences in objectives and policies among the Funds can be expected to affect the return of each Fund and the degree of market and financial risk to which each Fund is subject. For more information about the investment strategies employed by the Funds, see "Common Investment Policies and Risk Factors." The investment objective of each Fund is fundamental and cannot be changed without the affirmative vote of a majority of the outstanding voting securities of the particular Fund. All other policies not specifically designated as fundamental are nonfundamental and may be changed by the Board of Directors of the particular Fund. See the Statement of Additional Information for a complete listing of investment restrictions.

HARTFORD CAPITAL APPRECIATION FUND, INC. (FORMERLY HARTFORD AGGRESSIVE GROWTH FUND, INC.)

    Hartford Capital Appreciation Fund, Inc. (the "Capital Appreciation Fund") was incorporated in 1983 under Maryland law.

    INVESTMENT OBJECTIVE. The Capital Appreciation Fund seeks to achieve growth of capital by investing in securities selected solely on the basis of potential for capital appreciation; income, if any, is an incidental consideration.

    INVESTMENT POLICIES. The Capital Appreciation Fund seeks to achieve its objective by investing primarily in equity securities and securities convertible into equity securities. The Sub-Adviser identifies, through fundamental analysis, companies that it believes have substantial near-term capital appreciation potential regardless of company size or industry sector. This approach is sometimes referred to as a "stock picking" approach and results in having all market capitalization sectors (i.e., small, medium, and large companies) represented in the portfolio. Small and medium companies are selected primarily on the basis of dynamic earnings growth potential. Larger companies are selected primarily based on the expectation for a catalyst event that will trigger stock price appreciation. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value.

    The Capital Appreciation Fund will invest primarily in securities issued by U.S. companies but may also invest in securities issued by non-U.S. companies, including those traded in U.S. markets and non-U.S. markets. Under normal circumstances, securities of non-U.S. companies will not exceed 20% of the Capital Appreciation Fund's total assets. The Capital Appreciation Fund's investments in securities of non-U.S. companies may include ADRs and GDRs. When selecting securities of non-U.S. issuers, the Sub-Adviser also will evaluate the economic and political climate and the principal securities markets of the country in which an issuer is located. The Capital Appreciation Fund will be subject to certain risks as a result of its ability to invest in the securities of non-U.S. companies. See "Common Investment Policies and Risk Factors."

    From  time  to  time,  the  Capital Appreciation  Fund  may  invest  in debt securities. The non- convertible debt securities in which the Capital Appreciation Fund may invest include debt securities assigned within the four highest bond rating categories by Moody's or S&P, i.e., investment grade, or considered to be of comparable quality as determined by the Sub-Adviser. In addition, the Capital Appreciation Fund may invest up to 5% of total assets in high yield debt securities, commonly known as "junk bonds." Such securities are rated as low as "C" by Moody's and S&P, or if unrated, are of comparable quality as determined by the Sub-Adviser. See "Common Investment Policies and Risk Factors."

    Although the Capital Appreciation Fund intends to be fully invested in equity and debt securities, it may hold cash or cash equivalents and may invest any portion or all of its assets in high quality money market instruments in the following circumstances: (1) during periods when the Sub- Adviser deems it necessary for temporary defensive purposes; (2) to meet liquidity needs; or (3) in anticipation of investment of its assets.

    The Capital Appreciation Fund may invest up to 10% of its total assets in illiquid securities and may from time to time purchase securities on a when-issued or delayed delivery basis. In addition, the Capital Appreciation Fund may invest to a limited extent in other investment companies and may enter into certain currency transactions. Finally, the Capital Appreciation Fund may invest in options, futures, and options on futures. See "Common Investment Policies and Risk Factors."

HARTFORD DIVIDEND AND GROWTH FUND, INC.

    Hartford Dividend and Growth Fund, Inc. (the "Dividend and Growth Fund") was incorporated in 1993 under Maryland law.

    INVESTMENT OBJECTIVE. The Dividend and Growth Fund seeks to achieve a high level of current income consistent with growth of capital and reasonable investment risk.

    INVESTMENT POLICIES. The Dividend and Growth Fund seeks to achieve its objective by investing primarily in equity securities and securities convertible into equity securities that typically have above average income yield and whose prospects for capital appreciation are considered favorable by the Sub-Adviser. The Sub-Adviser uses fundamental analysis to evaluate a security for purchase or sale by the Dividend and Growth Fund. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. As a key component of the fundamental analysis done for the Dividend and Growth Fund, the Sub-Adviser evaluates a company's ability to sustain and potentially increase its dividend. The Dividend and Growth Fund's portfolio will be broadly diversified by industry and company; the Fund seeks to diversify its investments over a carefully selected list of securities in order to moderate the risks inherent in equity investments.

    The Dividend and Growth Fund will invest primarily in securities issued by U.S. companies but may also invest in securities issued by non-U.S. companies, including those traded in U.S. markets and non-U.S. markets. Under normal circumstances, securities of non-U.S. companies will not exceed 20% of the Dividend and Growth Fund's total assets. The Dividend and Growth Fund's investments in securities of non-U.S. companies may include ADRs and GDRs. When selecting securities of non-U.S. issuers, the Sub-Adviser also will evaluate the economic and political climate and the principal securities markets of the country in which an issuer is located. The Dividend and Growth Fund will be subject to certain risks as a result of its ability to invest in the securities of non-U.S. companies. See "Common Investment Policies and Risk Factors."

    From time to time, the Dividend and Growth Fund may invest in debt securities. The non- convertible debt securities in which the Dividend and Growth Fund may invest include debt securities assigned within the four highest bond rating categories by Moody's or S&P, i.e., investment grade, or considered to be of comparable quality as determined by the Sub-Adviser.

    Although the Dividend and Growth Fund intends to be fully invested in equity and debt securities, it may hold cash or cash equivalents and may invest any portion or all of its assets in high quality money market instruments in the following circumstances: (1) during periods when the Sub- Adviser deems it necessary for temporary defensive purposes; (2) to meet liquidity needs; or (3) in anticipation of investment of its assets.

    The Dividend and Growth Fund may invest up to 15% of its total assets in illiquid securities and may from time to time purchase securities on a when-issued or delayed delivery basis. In addition, the Dividend and Growth Fund may invest to a limited extent in other investment companies and may engage in certain currency transactions. Finally, the Dividend and Growth Fund may invest in options, futures, and options on futures. See "Common Investment Policies and Risk Factors."

HARTFORD INDEX FUND, INC.

    Hartford Index Fund, Inc. (the "Index Fund") was incorporated in 1983 under Maryland law.

    INVESTMENT OBJECTIVE. The Index Fund seeks to provide investment results which approximate the price and yield performance of publicly-traded common stocks in the aggregate.

    INVESTMENT POLICIES. The Index Fund uses the Standard & Poor's 500 Composite Stock Price Index (the "Index") as its standard performance comparison because it represents a significant proportion of the total market value of all common stocks, is well known to investors and, in the opinion of the management of the Index Fund, is representative of the performance of publicly-traded common stocks. Therefore, the Index Fund attempts to approximate the capital performance and dividend income of the Index.

    The Index Fund will generally invest in no fewer than 475 stocks. The Adviser will select stocks for the Index Fund's portfolio after taking into account their individual weights in the Index. Temporary cash balances, normally not expected to exceed 2% of the Index Fund's net assets, may be invested in short-term money market instruments. The Index Fund may invest in ADRs and GDRs. The Index Fund may also from time to time enter into stock index futures contracts and options on such futures contracts to maintain optimal exposure to the Index and to hedge against changes in security prices. See "Common Investment Policies and Risk Factors."

    The Index is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. S&P chooses the stocks to be included in the Index on a proprietary basis. Inclusion of a stock in the Index in no way implies an opinion by S&P as to its attractiveness as an investment; nor is S&P a sponsor or in any other way affiliated with the Index Fund.

    The weightings of stocks in the Index are based on each stock's relative total market value, that is, its market price per share times the number of shares outstanding. Because of this weighting, as of December 31, 1994, 50 percent of the Index was composed of the 58 largest companies, the five largest being General Electric Co., AT&T Corp., Exxon Corp., Coca-Cola Company and Royal Dutch Petroleum.

    No attempt is made to "manage" the Index Fund's portfolio in the traditional sense, using economic, financial and market analysis, nor will the adverse financial situation of a company directly result in its elimination from the Index Fund's portfolio unless, of course, the company is removed from the Index. From time to time administrative adjustments may be made in the Index Fund's portfolio because of mergers, changes in the composition of the Index and similar reasons.

    The Index Fund's management believes that the "indexing" approach described above is an effective method of substantially duplicating percentage changes in the Index. It is a reasonable expectation that the correlation between the performance of the Index Fund (before expenses) and that of the Index will be above 98%; a figure of 100% would indicate perfect correlation. The Index Fund is regularly monitored to determine if it is meeting its targeted performance. In the event of any deviation from the targeted performance, the security holdings of the Index Fund are rebalanced to better replicate the Index. At some time in the future, the Board of Directors of the Index Fund may, subject to shareholder approval, select another index if such a standard of comparison is deemed to be more representative of the performance of common stocks.

    The Index Fund's ability to approximate the performance of the Index will depend to some extent on the size of cash flows into and out of the Index Fund. Investment changes to accommodate these cash flows will be made to maintain the similarity of the Index Fund's portfolio to the Index, to the maximum practicable extent.

HARTFORD INTERNATIONAL OPPORTUNITIES FUND, INC.

    Hartford   International  Opportunities   Fund,  Inc.   (the  "International
Opportunities Fund") was incorporated in 1990 under Maryland law.

    INVESTMENT OBJECTIVE. The International Opportunities Fund seeks to achieve long-term total rate of return consistent with prudent investment risk through investment primarily in equity securities issued by non-U.S. companies.

    INVESTMENT POLICIES. The International Opportunities Fund seeks to achieve its investment objective by investing in a diversified portfolio of primarily equity securities which covers a broad range of countries, industries, and companies. The International Opportunities Fund anticipates that, under normal market conditions, it will diversify its investments among a minimum of five countries; the Fund will not invest more than 20% of its net assets in securities of issuers located in any one country, except that it may invest up to 35% of its net assets in securities of issuers located in any one of the following countries: Australia, Canada, France, Japan, the United Kingdom or Germany.

    Securities in which the International Opportunities Fund invests are denominated in both U.S. dollars and non-U.S. currencies (including the European Currency Unit) and generally are traded on non-U.S. markets.

    Under normal market conditions, at least 70% of the International Opportunities Fund's total assets will be invested in equity securities issued by non-U.S. companies. Equity securities in which the International Opportunities Fund invests include common stocks, preferred stocks, convertible securities, and warrants and rights to acquire such securities. The International Opportunities Fund may invest in ADRs and GDRs. See "Common Investment Policies and Risk Factors." Equity investments are selected on the basis of fundamental analysis to identify those markets and securities that provide capital appreciation potential. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of value. In analyzing companies for investment, the Sub-Adviser looks for, among other things, a strong balance sheet, attractive industry dynamics, strong competitive advantages, and attractive relative value within the context of a security's primary trading market. In addition to fundamental analysis of companies and industries, the Sub-Adviser evaluates the economic and political environments of the countries in which the securities are traded. The International Opportunities Fund's investments in debt securities will be substantially similar to the debt securities investments permitted for the International Advisers Fund. See "Hartford International Advisers Fund, Inc. -- Investment Policies."

    Although the International Opportunities Fund intends to be fully invested in equity and debt securities, it may hold cash and cash equivalents (U.S. dollars, non-U.S. currencies, multinational currency units) and may invest any portion or all of its assets in high quality money market instruments of U.S., non-U.S., or supranational issuers in the following circumstances: (1) during periods when the Sub-Adviser deems it necessary for temporary defensive purposes; (2) to meet liquidity needs; or (3) in anticipation of investment of its assets. The International Opportunities Fund may invest in non-U.S. money market funds and commingled pools offered by non-U.S. banks.

    The International Opportunities Fund will be subject to certain risks as a result of its ability to invest in the securities of non-U.S. companies. The International Opportunities Fund is permitted to invest up to 15% of its total assets in illiquid securities and may from time to time purchase securities on a when-issued or delayed delivery basis. In addition, the International Opportunities Fund may invest to a limited extent in other investment companies and enter into certain currency transactions. Finally, the International Opportunities Fund is permitted to invest in options, futures and options on futures. See "Common Investment Policies and Risk Factors."

HARTFORD STOCK FUND, INC.

    Hartford Stock Fund, Inc. (the "Stock Fund") was incorporated in 1976 under Maryland law.

    INVESTMENT OBJECTIVE.  The Stock  Fund seeks  to achieve  long-term  capital
growth   primarily  through  capital  appreciation,   with  income  a  secondary
consideration, by investing in primarily equity securities.

    INVESTMENT POLICIES. The Stock Fund seeks to achieve its objective by investing primarily in equity securities and securities convertible into equity securities, using a two-tiered investment approach. First, under what is sometimes referred to as a "top down" approach, the Sub-Adviser analyzes the macro economic and investment environment. This includes an evaluation of economic conditions, U.S. fiscal and monetary policy, demographic trends, and investor sentiment. Through top down analysis, the Sub-Adviser anticipates secular and cyclical changes and identifies industries and economic sectors that are expected to grow faster than the overall economy.

    Second, top down analysis is followed by what is sometimes referred to as a "bottom up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. The Stock Fund's portfolio emphasizes high-quality growth companies. The key characteristics of high-quality growth companies include a leadership position within an industry, a strong balance sheet, a high return on equity, sustainable or increasing dividends, a strong management team, and a globally competitive position. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value.

    The Stock Fund will invest primarily in securities issued by U.S. companies but may also invest in securities issued by non-U.S. companies, including those traded in U.S. markets and non-U.S. markets. Under normal circumstances, securities of non-U.S. companies will not exceed 20% of the Stock Fund's total assets. The Stock Fund's investments in securities of non-U.S. companies may include ADRs and GDRs. When selecting securities of non-U.S. issuers, the Sub-Adviser also will evaluate the economic and political climate and the principal securities markets of the country in which an issuer is located. The Stock Fund will be subject to certain risks as a result of its ability to invest in the securities of non-U.S. companies. See "Common Investment Policies and Risk Factors."

    From time to time, the Stock Fund may invest in debt securities. The non-convertible debt securities in which the Stock Fund may invest include debt securities assigned within the four highest bond rating categories by Moody's or S&P, i.e., investment grade, or considered to be of comparable quality as determined by the Sub-Adviser.

    Although the Stock Fund intends to be fully invested primarily in equity securities and securities convertible into equity securities it may hold cash or cash equivalents and may invest any portion or all of its assets in high quality money market instruments in the following circumstances: (1) during periods when the Sub-Adviser deems it necessary for temporary defensive purposes; (2) to meet liquidity needs; or (3) in anticipation of investment of its assets.

    The Stock Fund may invest up to 10% of its total assets in illiquid securities and may from time to time purchase securities on a when-issued or delayed delivery basis. In addition, the Stock Fund may invest to a limited extent in other investment companies and may enter into certain currency transactions. Finally, the Stock Fund may invest in options, futures and options on futures. See "Common Investment Policies and Risk Factors."

HARTFORD ADVISERS FUND, INC.

    Hartford Advisers Fund, Inc. (the "Advisers Fund") was incorporated in 1982 under Maryland law.

    INVESTMENT OBJECTIVE. The Advisers Fund seeks to achieve maximum long-term total rate of return consistent with prudent investment risk by investing in common stock and other equity securities, bonds and other debt securities, and money market instruments.

    INVESTMENT POLICIES. The Advisers Fund seeks to achieve its objective through the active allocation of its assets among the asset categories of equity and debt securities and money market instruments, based upon the Sub-Adviser's judgment of the projected investment environment for financial assets, relative fundamental values and attractiveness of each asset category, and expected future returns of each asset category. The Sub-Adviser will base its asset allocation decisions on fundamental analysis and will not attempt to make short-term market timing decisions among asset categories. As a result, shifts in asset allocation are expected to be gradual and continuous and the Advisers Fund will normally have some portion of its assets invested in each asset category. The Advisers Fund does not have percentage limitations on the amount allocated to each asset category.

    The Advisers Fund's investments in equity securities and securities that are convertible into equity securities will be substantially similar to the investments permitted for the Stock Fund. See "Hartford Stock Fund, Inc. -- Investment Policies." The Advisers Fund's investments in debt securities will be substantially similar to the investments permitted for the Bond Fund. See "Hartford Bond Fund, Inc. -- Investment Policies." In the event a security owned by the Advisers Fund is downgraded to a rating category below investment grade, the Advisers Fund generally will sell it within a reasonable period thereafter based on the Sub-Adviser's outlook for the issuer and the security.

    The Advisers Fund will invest primarily in securities issued by U.S. companies but may also invest in securities issued by non-U.S. companies, including those traded in U.S. markets and non-U.S. markets. Under normal circumstances, securities of non-U.S. companies will not exceed 20% of the Advisers Fund's total assets. The Advisers Fund's investments in securities of non-U.S. companies may include ADRs and GDRs. When selecting securities of non-U.S. issuers, the Sub-Adviser also will evaluate the economic and political climate and the principal securities markets of the country in which an issuer is located. The Advisers Fund will be subject to certain risks as a result of its ability to invest in the securities of non-U.S. companies. See "Common Investment Policies and Risk Factors."

    The Advisers Fund may hold cash and cash equivalents and may invest any portion or all of its assets in high quality money market instruments in the following circumstances: (1) when the Sub-Adviser expects returns on such instruments to be attractive relative to investments in equity and debt securities; (2) during periods when the Sub-Adviser deems it necessary for temporary defensive purposes; (3) to meet liquidity needs; or (4) in anticipation of investment of its assets.

    The Advisers Fund may invest up to 10% of its total assets in illiquid securities and may from time to time purchase securities on a when-issued or delayed delivery basis. In addition, the Advisers Fund may invest to a limited extent in other investment companies and enter into certain currency transactions. Finally, the Advisers Fund may invest in options, futures, and options on futures. See "Common Investment Policies and Risk Factors."

HARTFORD INTERNATIONAL ADVISERS FUND, INC.

    Hartford International Advisers Fund, Inc. (the "International Advisers Fund") was incorporated in 1994 under Maryland law.

    INVESTMENT OBJECTIVE. The International Advisers Fund seeks to achieve maximum long-term total rate of return consistent with prudent investment risk.

    INVESTMENT POLICIES. The International Advisers Fund seeks to achieve its objective through the active allocation of its assets among the asset categories of equity and debt securities and money market instruments, based upon its judgment of the projected investment environment for financial assets, relative fundamental values and attractiveness of each asset category, and expected future returns of each asset category. The Sub-Adviser will base its asset allocation decisions on fundamental analysis and will not attempt to make short-term timing decisions among asset categories. As a result, shifts in asset allocation are expected to be gradual and continuous and the International Advisers Fund will normally have some portion of its assets invested in each asset category at all times. The International Advisers Fund does not have percentage limitations on the amount allocated to each asset category.

    The International Advisers Fund will consist of a diversified portfolio of securities covering a broad range of countries, industries, and companies. The International Advisers Fund anticipates that, under normal market conditions, it will diversify its investments among a minimum of five countries; the Fund will not invest more than 20% of its net assets in securities of issuers located in any one country, except that it may invest up to 35% of its net assets in securities of issuers located in any one of the following countries: Australia, Canada, France, Japan, the United Kingdom or Germany.

    Securities in which the International Advisers Fund invests are denominated in both U.S. dollars and non-U.S. currencies (including the European Currency
Unit) and generally are traded on non-U.S. markets.

    The International Advisers Fund's investments in equity securities will be substantially similar to the equity securities investments permitted for the International Opportunities Fund. See "Hartford International Opportunities Fund, Inc. -- Investment Policies."

    The International Advisers Fund's investments in debt securities include, but are not limited to: (1) debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (2) debt obligations issued or guaranteed by a non-U.S. sovereign government or one of its agencies or political subdivisions, including Brady Bonds (see "Common Investment Policies and Risk Factors"); (3) debt obligations issued or guaranteed by supranational organizations such as the World Bank; (4) debt obligations of non-U.S. banks and bank holding companies; (5) non-U.S. corporate debt securities; (6) debt obligations of U.S. banks and corporations; (7) non-U.S. commercial paper; (8) asset-backed securities and mortgage-related securities, including CMOs; these debt securities will be rated investment grade by Moody's or S&P, or, if unrated, will be determined by the Sub-Adviser to be of comparable quality (see "Common Investment Policies and Risk Factors"); and (9) repurchase agreements involving any of the foregoing. The International Advisers Fund's investments in debt securities will be based on an analysis of such factors as yield, credit quality, economic policies, inflation rates, and the pace of economic growth in various markets.

    Debt securities in which the International Advisers Fund may invest include investment grade, non-convertible debt securities assigned within the four highest bond rating categories by Moody's or S&P, or, if unrated, which are determined by the Sub-Adviser to be of comparable quality. In addition, the International

Advisers Fund may invest up to 15% of its total assets in high yield debt securities, commonly known as "junk bonds." Such securities are rated as low as "C" by Moody's and by S&P, or, if unrated, are of comparable quality as determined by the Sub-Adviser. See "Common Investment Policies and Risk Factors."

    The International Advisers Fund may hold cash and cash equivalents (U.S. dollars, non-U.S. currencies, multinational currency units) and may invest any portion or all of its assets in high quality money market instruments, including, but not limited to, instruments of U.S., non-U.S., or supranational issuers. These money market instruments may also include non-U.S. money market funds and commingled pools offered by non-U.S. banks. The International Advisers Fund may invest in high quality money market instruments in the following circumstances: (1) when the Sub-Adviser expects returns on such instruments to be attractive relative to investments in equity and debt securities; (2) during periods when the Sub-Adviser deems it necessary for temporary defensive purposes; (3) to meet liquidity needs; or (4) in anticipation of investment of its assets.

    The International Advisers Fund will be subject to certain risks as a result of its ability to invest in the securities of non-U.S. companies. The International Advisers Fund may invest up to 15% of its total assets in illiquid securities and may from time to time purchase securities on a when-issued or delayed delivery basis. In addition, the International Advisers Fund may invest to a limited extent in other investment companies and may enter into certain currency transactions. Finally, the International Advisers Fund may invest in options, futures, and options on futures. See "Common Investment Policies and Risk Factors."

HARTFORD BOND FUND, INC.

    Hartford Bond Fund, Inc. (the "Bond Fund") was incorporated in 1982 under Maryland law.

    INVESTMENT OBJECTIVE. The Bond Fund seeks to achieve maximum current income consistent with preservation of capital by investing primarily in fixed-income securities.

    INVESTMENT POLICIES. The Bond Fund's investments in bonds and other debt securities include: (i) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (ii) publicly-traded, non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers and rated investment grade by Moody's or S&P, or if unrated, determined by the Adviser to be of comparable quality; (iii) asset-backed securities and mortgage- related securities, including CMOs, which are rated investment grade by Moody's or S&P, or, if unrated, which are determined by the Adviser to be of comparable quality (see "Common Investment Policies and Risk Factors"); (iv) securities issued or guaranteed as to principal or interest by a sovereign government or one of its agencies or political subdivisions, supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other non-U.S. issuers and rated investment grade by Moody's or S&P, or, if unrated, which are determined by the Adviser to be of comparable quality. Bonds and other debt securities owned by the Bond Fund will be denominated in U.S. dollars. In the event a security owned by the Bond Fund is downgraded to a rating category below investment grade, the Bond Fund generally will sell it within a reasonable period thereafter based on the Adviser's outlook for the issuer and the security.

    The Bond Fund will invest primarily in securities issued by U.S. companies but may also invest in securities issued by non-U.S. companies, including those traded in U.S. markets and non-U.S. markets. Under normal circumstances, securities of non-U.S. companies will not exceed 20% of the Bond Fund's total assets. The Bond Fund's investments in securities of non-U.S. companies may include ADRs and GDRs. When selecting securities of non-U.S. issuers, the Adviser also will evaluate the economic and political climate, and the principal securities markets of the country in which an issuer is located. The Bond Fund will be subject to certain risks as a result of its ability to invest in the securities of non-U.S. companies. See "Common Investment Policies and Risk Factors."

    The Bond Fund will invest at least 65% of its total assets in bonds and debt securities with a maturity of at least one year. The Bond Fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities carrying warrants to purchase equity securities. The Bond Fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities.

    Although the Bond Fund intends to be fully invested in equity and debt securities, it may hold cash or cash equivalents and may invest any portion or all of its assets in high quality money market instruments in the following circumstances: (1) during periods when the Adviser deems it necessary for temporary defensive purposes; (2) to meet liquidity needs; or (3) in anticipation of investment of its assets.

    The Bond Fund may invest up to 10% of its total assets in illiquid securities and may from time to time purchase securities on a when-issued or delayed delivery basis. In addition, the Bond Fund may invest to a limited extent in other investment companies.

HARTFORD MORTGAGE SECURITIES FUND, INC.

    Hartford Mortgage Securities Fund, Inc. (the "Mortgage Securities Fund") was incorporated in 1984 under Maryland law.

    INVESTMENT OBJECTIVE. The Mortgage Securities Fund seeks maximum current income consistent with safety of principal and maintenance of liquidity by investing primarily in mortgage-related securities, including securities issued by the Government National Mortgage Association.

    INVESTMENT POLICIES. The Mortgage Securities Fund seeks to achieve its objective by investing, under normal circumstances, at least 65% of its total assets in high quality mortgage-related securities either (i) issued by U.S. Government agencies, instrumentalities or sponsored corporations or (ii) rated A or better by Moody's or S&P or, if not rated, which are of equivalent investment quality as determined by the Adviser. At times the Mortgage Securities Fund may invest in mortgage-related securities not meeting the foregoing investment quality standards when the Adviser deems such investments to be consistent with the Fund's investment objective; however, no such investments will be made in excess of 20% of the value of the Fund's total assets. Such investments will be considered mortgage-related securities for purposes of the policy that the Fund invest at least 65% of the value of its total assets in mortgage-related securities, including securities issued by the GNMA. See "Common Investment Policies and Risk Factors".

    Consistent with its objective, the Mortgage Securities Fund may seek to increase its current return by writing covered call or covered put options with respect to some or all of the securities held in its portfolio. In addition, through the writing and purchase of options and the purchase and sale of interest rate futures contracts and related options, the Mortgage Securities Fund may at times seek to reduce fluctuations in net asset value by hedging against a decline in the value of securities owned by the Fund or an increase in the price of securities which the Fund plans to purchase. The Mortgage
Securities Fund may also invest up to 10% of its total assets in illiquid securities, purchase asset-backed securities, and enter into swap transactions. See "Common Investment Policies and Risk Factors."

    Although the Mortgage Securities Fund intends to be fully invested in debt securities, it may hold cash or cash equivalents and invest any portion or all of its assets in high quality money market instruments in the following circumstances: (1) during periods when the Sub-Adviser deems it necessary for temporary defensive purposes; (2) to meet liquidity needs; or (3) in anticipation of investment of its assets.

HARTFORD U.S. GOVERNMENT MONEY MARKET FUND, INC.

    Hartford U.S. Government Money Market Fund, Inc. (the "U.S. Government Money Market Fund") was incorporated in 1982 under Maryland law.

    INVESTMENT OBJECTIVE. The U.S. Government Money Market Fund seeks to achieve maximum current income consistent with preservation of capital.

    INVESTMENT POLICIES. The U.S. Government Money Market Fund's portfolio will consist entirely of cash and investments permitted by Rule 2a-7 under the 1940 Act. Each has an effective maturity date of 397 days or less, computed in accordance with Rule 2a-7, from date of purchase. The average maturity of the portfolio will vary according to the Adviser's appraisal of money market conditions and will not exceed 90 days.

    The U.S. Government Money Market Fund seeks to achieve its objective by investing in short-term, marketable obligations issued or guaranteed by the U.S. Government or by agencies or instrumentalities of the U.S. Government, whether or not they are guaranteed by the full faith and credit of the U.S. government.

HVA MONEY MARKET FUND, INC.

    HVA Money Market Fund, Inc. (the "Money Market Fund") was incorporated in 1982 under Maryland law.

    INVESTMENT OBJECTIVE. The Money Market Fund seeks to achieve maximum current income consistent with liquidity and preservation of capital.

    INVESTMENT POLICIES. The Money Market Fund's portfolio will consist entirely of cash and investments permitted under Rule 2a-7 of the 1940 Act. Each has an effective maturity date of 397 days or less computed in accordance with Rule 2a-7. The average maturity of the portfolio will vary according to the Adviser's appraisal of money market conditions and will not exceed 90 days.

    The Money Market Fund seeks to achieve its objective by investing in money market securities such as, but not limited to: (a) banker's acceptances; (b) obligations of governments (whether U.S. or non-U.S.) and their agencies and instrumentalities; (c) short-term corporate obligations, including commercial paper, notes, and bonds; (d) other short-term debt obligations; (e) obligations of U.S. banks, non-U.S. branches of U.S. banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks; and (f) asset-backed securities. See "Common Investment Policies and Risk Factors." Under normal circumstances, foreign securities will not exceed 25% of the Money Market Fund's total assets.

    The Money Market Fund will make portfolio investments primarily in anticipation of or in response to changing economic and money market conditions and trends. However, it is anticipated that from time to time the Money Market Fund will take advantage of temporary disparities in the yield relationships among the different segments of the money market or among particular instruments within the same segment of the market, to make purchases and sales when the Adviser deems that such transactions will improve the yield or return of the portfolio.

                         COMMON INVESTMENT POLICIES AND
                                  RISK FACTORS

REPURCHASE AGREEMENTS

    The Funds may enter into repurchase agreements with respect to securities issued or guaranteed by the U.S. Government, with commercial banks having assets in excess of $1 billion or with recognized government securities dealers with net capital in excess of $50 million. The Fund's Boards of Directors have established standards for evaluation of the creditworthiness of the banks and securities dealers with which the Funds will engage in repurchase agreements and monitors on a quarterly basis the Adviser's and Sub-Adviser's compliance with such standards.

    A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. It may also be viewed as the loan of money by a Fund to the seller. The resale price normally is in excess of the purchase price, reflecting an agreed upon market rate. The rate is effective for the period of time a Fund is invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will a Fund invest in repurchase agreements for a period of more than one year. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. A Fund will always receive as collateral securities whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by a Fund in each agreement, and a Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and may incur disposition costs in connection with liquidating the collateral. A Fund may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 10% of the Fund's total assets would be invested in such repurchase agreements together with any other investment for which market quotations are not readily available.

ILLIQUID SECURITIES

    Each Fund, except the Index Fund, the U.S. Government Money Market Fund and the Money Market Fund, is permitted to invest in illiquid securities. No illiquid securities will be acquired if upon the purchase more than 10% or 15% of the value of a Fund's total assets, varying by Fund (15% for the Dividend and Growth Fund, International Advisers Fund and International Opportunities Fund, 10% for the Advisers Fund, Capital Appreciation Fund, Bond Fund, Mortgage Securities Fund and Stock Fund), would consist of these securities. "Illiquid securities" are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine a Fund's net asset value.

    Under current interpretations of the SEC Staff, the following securities in which a Fund may invest will be considered illiquid: (1) repurchase agreements maturing in more than seven days; (2) certain restricted securities (securities whose public resale is subject to legal or contractual restrictions); (3) options, with respect to specific securities, not traded on a national securities exchange that are not readily marketable; and (4) any other securities in which a Fund may invest that are not readily marketable.

    These   Funds  may  purchase  without  limit,  however,  certain  restricted securities that can be resold to qualifying institutions pursuant to a regulatory exemption under Rule 144A under the 1933 Act ("Rule 144A securities"). If a dealer or institutional trading market exists for Rule 144A securities, such securities are deemed to be liquid and thus treated as exempt from a Fund's 10% or 15% limitation on the investment in illiquid securities. Under the supervision of the Board of Directors, the Adviser or Sub-Adviser determines the liquidity of Rule 144A securities and, through reports from the Adviser or Sub-Adviser, the Board of Directors monitors trading activity in these securities. In reaching liquidity decisions, the Adviser or Sub-Adviser will consider, among other things, the following factors: (1) the frequency of trades and price quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the procedures for transfer). Because institutional trading in Rule 144A securities is relatively new, it is difficult to predict accurately how these markets will develop. If institutional trading in Rule 144A securities declines, a Fund's liquidity could be adversely affected to the extent that a Fund is invested in such securities.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

    The Capital Appreciation Fund, the Dividend and Growth Fund, the International Opportunities Fund, the Stock Fund, the Index Fund, the Advisers Fund, the International Advisers Fund, the Bond Fund and the Mortgage Securities Fund may purchase or sell securities on a when-issued or delayed-delivery basis. When-issued or delayed-delivery transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. While these Funds will purchase securities on a when-issued or delayed-delivery basis only with the intention of acquiring the securities, the Funds may sell the securities before the settlement date, if the Adviser or Sub-Adviser deems it advisable. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. The Fund's Custodian will maintain, in a segregated account of the Fund, cash, U.S. Government securities or other liquid, high-grade debt obligations having a value equal to or greater than the Fund's purchase commitments; the custodian will likewise segregate securities sold on a delayed-delivery basis.

OTHER INVESTMENT COMPANIES

    The Capital Appreciation Fund, the Dividend and Growth Fund, the International Opportunities Fund, the Bond Fund, the Stock Fund, the Advisers Fund, and the International Advisers Fund are permitted to invest in other investment companies. Securities issued in certain countries are currently accessible to the Funds only through such investments. The investment in other investment companies is limited in amount by the 1940 Act, and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies. No Fund may acquire more than 3% of the outstanding voting securities of any other investment company, and no Fund may have more than 5% of its total assets invested in any other investment company. See "Investment Restrictions of the Funds" in the Statement of Additional Information.

CURRENCY TRANSACTIONS

    The Capital Appreciation Fund, the Dividend and Growth Fund, the International Opportunities Fund, the Stock Fund, the Advisers Fund and the International Advisers Fund may engage in currency transactions to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange-listed and over-the-counter ("OTC") currency futures contracts and options thereon, exchange listed and OTC options on currencies, and currency swaps.

    These Funds may invest in forward currency contracts, which involve a privately negotiated obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. In addition, these Funds may engage in currency swaps, which are agreements to exchange cash flows based on the notional difference among two or more currencies. See "Swap Agreements." These Funds also may engage in exchange-listed and OTC currency futures contracts and options thereon, and exchange listed and OTC options on currencies. See "Options and Futures Contracts."

    These Funds may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Funds have, or in which the Funds expect to have, exposure. To reduce the effect of currency fluctuation on the value of existing or anticipated holdings of their securities, these Funds may also engage in proxy hedging. Proxy hedging is used when the currency to which a portfolio holding is exposed is difficult to hedge generally or difficult to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to buy U.S. dollars and to sell a currency, the changes in the value of which generally are considered to be linked to the currency to which the portfolio holding is exposed. The amount of the contract would not exceed the market value of the Fund's securities denominated in the linked currency.

    The use of currency transactions to protect the value of a Fund's assets against a decline in the value of a currency does not eliminate fluctuations in the value of the Fund's underlying securities. Further, these Funds may enter into currency transactions only with counterparties that the Sub-Adviser deems to be creditworthy.

OPTIONS AND FUTURES CONTRACTS

    In seeking to protect against the effect of changes in equity market values, currency exchange rates or interest rates that are adverse to the present or prospective position of the Funds, for cash flow management, and, to a lesser extent, to enhance returns, the Capital Appreciation Fund, the Dividend and Growth Fund, the Index Fund, the International Opportunities Fund, the Stock Fund, the Advisers Fund, the International Advisers Fund, the Bond Fund and the Mortgage Securities Fund may employ certain hedging, income enhancement and risk management techniques, including the purchase and sale of options, futures and options on futures involving equity and debt securities and foreign currencies, aggregates of equity and debt securities, indices of prices of equity and debt securities, and other financial indices. A Fund's ability to engage in these practices may be limited by tax considerations and certain other legal considerations.

    These Funds may write covered call options or purchase covered put options on portfolio securities as a partial hedge (to the extent of the premium received less transaction costs) against a decline in the value of portfolio securities and in circumstances in which the Adviser or the Sub-Adviser anticipates that the price of the underlying securities will not increase above the exercise price of the option by an amount greater than the premium received (less transaction costs incurred) by the Fund. This strategy limits potential capital appreciation in the portfolio securities subject to the put or call option.

    These Funds may also write covered put and call options and purchase put and call options on foreign currencies to hedge against the risk of foreign exchange fluctuations on foreign securities the particular Fund holds in its portfolio or that it intends to purchase. For example, if a Fund enters into a contract to purchase securities denominated in foreign currency, it could effectively establish the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if a Fund held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, the Fund could hedge against such a decline by purchasing a put option on the foreign currency involved.

    In addition, these Funds may purchase put and call options and write covered put and call options on aggregates of equity and debt securities, indices of prices of equity and debt securities and other financial indices, and may enter into futures contracts and options thereon for the purchase or sale of aggregates of equity and debt securities, indices of equity and debt securities and other financial indices, all for the purpose of protecting against potential changes in the market value of portfolio securities or in interest rates. Aggregates are composites of equity or debt securities that are not tied to a commonly known index. An index is a measure of the value of a group of securities or other interests. An index assigns relative values to the securities included in that index, and the index fluctuates with changes in the market value of those securities.

    These Funds may write covered options only. "Covered" means that, so long as a Fund is obligated as the writer of a call option, it will own either the underlying securities or currency or an option to purchase the same underlying securities or currency having an expiration date not earlier than the expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will establish or maintain with its custodian for the term of the option a segregated account consisting of cash,

U.S. Government securities or other liquid, high grade debt obligations having a value equal to the fluctuating market value of the optioned securities or currencies. A Fund will cover any put option it writes by maintaining a segregated account with its custodian as described above. A Fund will not write covered call options on portfolio securities representing more than 25% of the value of its total assets.

    To hedge against fluctuations in currency exchange rates, these Funds may purchase or sell foreign currency futures contracts, and write put and call options and purchase put and call options on such futures contracts. For example, a Fund may use foreign currency futures contracts when it anticipates a general weakening of the foreign currency exchange rate that could adversely affect the market values of the Fund's foreign securities holdings. In this case, the sale of futures contracts on the underlying currency may reduce the risk of the Fund of a reduction in market value caused by foreign currency variations and, by so doing, provide an alternative to the liquidation of securities positions in the Fund and resulting transaction costs. When the Fund anticipates a significant foreign exchange rate increase while intending to invest in a non-U.S. security, the Fund may purchase a foreign currency futures contract to hedge against a rise in foreign exchange rates pending completion of the anticipated transaction. Such a purchase of a futures contract would serve as a temporary measure to protect the Fund against any rise in the foreign exchange rate that may add additional costs to acquiring the non-U.S. security position. The Fund similarly may use futures contracts on equity and debt securities to hedge against fluctuations in the value of securities it owns or expects to acquire.

    These Funds also may purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate at limited risk. A Fund may purchase a call option on a foreign currency futures contract to hedge against a rise in the foreign exchange rate while intending to invest in a non-U.S. security of the same currency. A Fund may purchase put options on foreign currency futures contracts to hedge against a decline in the foreign exchange rate or the value of its non-U.S. portfolio securities. A Fund may write a call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of non-U.S. securities and in circumstances in which the Fund anticipates that the foreign exchange rate will not increase above the exercise price of the option by an amount greater than the premium received (less transaction costs incurred by the Fund). This strategy will limit potential capital appreciation in the underlying currency.

    To the extent that a Fund enters into futures contracts, options on futures contracts and options on foreign currencies that are traded on an exchange regulated by the CFTC, in each case that are not for BONA FIDE hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account the unrealized profits and unrealized losses on any such contracts the Fund has entered into. However, the "in-the-money" amount of such options may be excluded in computing the 5% limit. Adoption of this guideline will not limit the percentage of the Fund's assets at risk to 5%.

    Although any one Fund may not employ all or any of the foregoing strategies, its use of options, futures and options thereon and forward currency contracts (as described under "Currency Transactions") would involve certain investment risks and transaction costs to which it might not be subject were such strategies not employed. Such risks include: (1) dependence on a Fund's ability to predict movements in the prices of individual securities, fluctuations in the general securities markets or market sections and movements in interest rates and currency markets; (2) imperfect correlation between movements in the price of the securities or currencies hedged or used for cover; (3) the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which a Fund invests;
(4) lack of assurance that a liquid secondary market will exist for any particular option, futures contract, option thereon or forward contract at any particular time, which may affect a Fund's ability to establish or close out a position; (5) possible impediments to effective portfolio management or the ability to meet current obligations caused by the segregation of a large percentage of a Fund's assets to cover its obligations; and (6) the possible need to defer closing out certain options, futures contracts, options thereon and forward contracts in order to continue to qualify for the beneficial tax treatment afforded "regulated investment companies" under the Code. In the event that the anticipated change in the price of the securities or currencies that are the subject of such a strategy does not occur, it may be that a Fund would have been in a better position had it not used such a strategy at all.

NON-U.S. SECURITIES, INCLUDING ADRS AND GDRS

    Each Fund, except the Mortgage Securities Fund and the U.S. Government Money Market Fund, is permitted to invest a portion of its assets in non-U.S. securities, including, in the case of permitted equity investments, ADRs and GDRs, as described under each Fund's investment objective and policies. ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a non-U.S. issuer deposited in a domestic bank or non-U.S. branch of a U.S. bank. ADRs are traded on a U.S. securities exchange, or in an over-the-counter market, and are denominated in U.S. dollars. GDRs are certificates issued globally and evidence a similar ownership arrangement. GDRs are traded on non-U.S. securities exchanges and are denominated in non-U.S. currencies. The value of an ADR or a GDR will fluctuate with the value of the underlying security, will reflect any changes in exchange rates and otherwise will involve risks associated with investing in non-U.S. securities.

    The International Opportunities Fund and the International Advisers Fund are permitted to invest in Brady Bonds, which are debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank debt. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the IMF. The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued bonds ("Brady Bonds"). Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with debt restructuring. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. Brady Bonds issued to date may be purchased and sold in the secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European securities depositories. See also "High Yield Securities."

    Investing in securities issued by non-U.S. companies involves considerations and potential risks not typically associated with investing in obligations issued by U.S. companies. Less information may be available about non-U.S. companies than about U.S. companies and non-U.S. companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. companies. The values of non-U.S. investments are affected by changes in currency rates or exchange control regulations, restrictions or prohibition on the repatriation of non-U.S. currencies, application of non-U.S. tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the U.S. or outside the U.S.) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies.

    Investing in non-U.S. sovereign debt will expose a Fund to the direct or indirect consequences of political, social or economic changes in the developing and emerging countries that issue the securities. The ability and willingness of sovereign obligors in developing and emerging countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which the Funds may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and unemployment. Some of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the IMF, the World Bank and other international agencies.

MORTGAGE-RELATED SECURITIES

    The mortgage-related securities in which the International Opportunities Fund, International Advisers Fund, Advisers Fund and Bond Fund may invest, and the Mortgage Securities Fund principally invests, provide funds for mortgage loans made to residential home buyers. These include securities which represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as the Funds) by various governmental, government-related and private organizations. These Funds may also invest in similar mortgage-related securities which provide funds for multi-family residences or commercial real estate properties. CMOs will also be considered mortgage-related securities.

    Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer, servicer, insurer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as GNMA securities) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether or not the mortgagor actually makes the payment.

    The principal governmental (i.e., backed by the full faith and credit of the U.S. Government) guarantor of mortgage-related securities is the GNMA. GNMA is a wholly-owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities known as Ginnie Maes issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

    Government-related (i.e., not backed by the full faith and credit of the U.S. Government) guarantors include the FNMA and the FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities known as Fannie Maes issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC is a corporate instrumentality of the U.S. Government created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") known as Freddy Macs which represent interests in mortgages from portfolios created by FHLMC. FHLMC guarantees the timely payment of interest and ultimate collection of principal but PCs are not backed by the full faith and credit of the United States Government.

    Commercial banks, savings and loan institutions, private mortgage insurance companies, investment banks, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may in addition be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in the former pools. However, timely payment of interest and principal in these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. Such insurance and guarantees and the credit worthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers can meet their obligations under the policies. These Funds may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers the Adviser or Sub-Adviser determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

    These Funds may invest in CMOs, which are securities collateralized by mortgages or mortgage-backed securities. CMOs are issued with a variety of classes or series, which have different maturities.

    These Funds expect that governmental, government-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. These Funds may invest in stripped mortgage- backed securities, which security is separated into the interest and principal component of a mortgage backed security and are sold as separate securities. As new types of mortgage-related securities are developed and offered to investors, the Adviser or Sub-Adviser will, consistent with a Fund's investment objective, policies and quality standards, consider making investments in such new types of securities.

ASSET-BACKED SECURITIES

    The International Opportunities Fund, the International Advisers Fund, the Advisers Fund, the Bond Fund, the Mortgage Securities Fund, and the Money Market Fund may invest in asset-backed securities. The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. These Funds may invest in these and other types of asset-backed securities that may be developed in the future.

SWAP AGREEMENTS

    Each Fund, except the Index Fund, the U.S. Government Money Market Fund and the Money Market Fund, may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate multiplied by a "notional principal amount," in return for payments equal to a fixed rate multiplied by the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

    In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

    Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to exchange floating rate payments for fixed rate payments, the swap agreement would tend to decrease the Fund's exposure to rising interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

INVESTMENT GRADE SECURITIES

    The U.S. Government Money Market Fund and the Money Market Fund are permitted to invest only in high-quality short-term instruments as defined by Rule 2a-7 under the 1940 Act. Each of the other Funds is permitted to invest in investment grade securities (i.e., rated as low as "Baa" by Moody's and as low as "BBB" by S&P, and unrated securities of comparable quality as determined by the Adviser or Sub-Adviser). Debt securities carrying the fourth highest rating (i.e., "Baa" by Moody's and "BBB" by S&P, and unrated securities of comparable quality as determined by the Adviser or Sub-Adviser) are viewed to have adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in debt securities in the higher rating categories and such bonds lack outstanding investment characteristics and do have speculative characteristics.

MONEY MARKET INSTRUMENTS

    The Funds may invest in high quality money market instruments, including, but not limited to: (1) securities issued or guaranteed by governments, their agencies or instrumentalities; (2) commercial paper; (3) certificates of deposit; (4) bankers' acceptances and other bank obligations; and (5) repurchase agreements involving any of the foregoing. The U.S. Government Money Market Fund may only invest in high quality money market instruments, issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

HIGH YIELD SECURITIES

    To the extent described in their investment policies, the Capital Appreciation Fund, the International Opportunities Fund and the International Advisers Fund are permitted to invest in high yield securities, commonly known as "junk bonds" (i.e., rated as low as "C" by Moody's and by S&P, and unrated securities of comparable quality as determined by the Sub-Adviser). Securities in the rating categories below Baa as determined by Moody's and BBB as determined by S&P are considered to be of poor standing and predominantly speculative. The rating services' descriptions of securities in the lower rating categories, including their speculative characteristics, are set forth in the Appendix to this Prospectus. These securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. These securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held by a Fund with a commensurate effect on the value of the Fund's shares.

OTHER RISK FACTORS

    As mutual funds that primarily invest in equity and/or debt securities, each Fund is subject to market risk, i.e., the possibility that equity and/or debt prices in general will decline over short or even extended periods of time. The financial markets tend to be cyclical, with periods when security prices generally rise and periods when security prices generally decline.

    The value of the debt securities in which the Funds invest will tend to increase when interest rates are falling and to decrease when interest rates are rising.

    No Fund should be considered to be a complete investment program in and of itself. Each prospective purchaser should take into account his or her own investment objectives as well as his or her other investments when considering the purchase of shares of any investment company.

    There can be no assurance that the investment objectives of the Funds will be met. In addition, the risk inherent in investing in the Funds is common to any security -- the net asset value will fluctuate in response to changes in economic conditions, interest rates and the market's perception of the underlying portfolio securities of each Fund.

    HIMCO, as Adviser to certain Funds, and WMC, as Sub-Adviser to certain Funds, attempt, in pursuit of a Fund's investment objective, to select appropriate individual securities for inclusion in a Fund's portfolio. In addition, HIMCO and WMC attempt to successfully forecast market trends and increase investments in the types of securities best suited to take advantage of such trends. Thus, the investor is dependent on HIMCO's and WMC's success not only in selecting individual securities, but also in identifying attractive asset classes to determine the total mix of invested assets.

                            MANAGEMENT OF THE FUNDS

    Each Fund's Board of Directors manages the business and affairs of that Fund and takes action on all matters not reserved for the shareholders, including the annual election of officers of the Fund who carry out all orders and resolutions of the Board of Directors and carry out functions relating to the day to day management of the affairs of the Fund.

INVESTMENT ADVISORY AND MANAGEMENT SERVICES

    HIMCO serves as investment adviser or manager to each Fund. HIMCO serves as investment adviser to the Bond Fund, the Money Market Fund, the U.S. Government Money Market Fund, the Mortgage Securities Fund and the Index Fund, pursuant to Investment Advisory Agreements, effective as of August 1, 1984, with each Fund. HIMCO serves as investment manager for the Advisers Fund, the Capital Appreciation Fund and the Stock Fund, pursuant to Investment Management Agreements, effective as of August 1, 1984, with each Fund. Each of these agreements was approved by the Funds' Board of Directors on July 17, 1984, was renewed on July 22, 1986 and has been reapproved each year since. Each of these agreements was approved by the shareholders on October 31, 1984. HIMCO serves as the investment manager for the International Opportunities Fund, pursuant to an Investment Management Agreement, effective as of June 15, 1990, with the Fund. This agreement was approved by the Fund's Board of Directors on January 30, 1990, was renewed on April 22, 1991 and has been reapproved each year since, and was approved by the Fund's shareholders on April 22, 1991. HIMCO serves as the investment manager for the Dividend and Growth Fund, pursuant to an Investment Management Agreement, effective as of March 8, 1994, with the Fund. This agreement was approved by the Fund's Board of Directors on January 25, 1994, and by the Fund's shareholders on March 8, 1994. HIMCO serves as the investment manager for the International Advisers Fund, pursuant to an Investment Management Agreement, effective as of February 28, 1995, with the Fund. This agreement was approved by the Fund's Board of Directors on October 21, 1994 and by the Fund's shareholders on February 28, 1995.

    The Investment Advisory Agreements with respect to the Bond Fund, the Money Market Fund, the U.S. Government Money Market Fund, the Mortgage Securities Fund and the Index Fund will remain in effect through July 31, 1995, unless sooner terminated or reapproved. The Investment Management Agreements with respect to the Advisers Fund, the Capital Appreciation Fund and the Stock Fund will remain in effect through July 31, 1995, unless sooner terminated or reapproved. The Investment Management Agreement with respect to the International Opportunities Fund will remain in effect through June 30, 1995, unless sooner terminated. The Investment Management Agreement with respect to the Dividend and Growth Fund will remain in effect through March 8, 1996, unless sooner terminated or reapproved. The Investment Management Agreement with respect to the International Advisers Fund will remain in effect through February 28, 1997, unless sooner terminated or reapproved.

    For  1994, the advisory and  management fees for the  Funds were as follows:
Advisers Fund, $12,575,934; Capital Appreciation Fund, $4,889,579; Bond Fund, $808,161; Dividend and Growth Fund, $99,465; Index Fund, $300,556; International Opportunities Fund, $2,546,060; Money Market Fund, $704,435; Mortgage Securities Fund, $827,557; Stock Fund, $3,096,882; and U.S. Government Money Market Fund, $23,635.

    Under the terms of the Investment Advisory Agreements, HIMCO has responsibility for the investment decisions with respect to the assets of the Bond Fund, the Money Market Fund, the U.S. Government Money Market Fund, the Mortgage Securities Fund and the Index Fund. HIMCO continuously provides the Funds' Board of Directors with an investment program for its consideration and, upon approval of the program by the Board, HIMCO implements the same by placing orders for the purchase or sale of securities.

    The investment advisory fee for the Money Market Fund, the U.S. Government Money Market Fund and the Mortgage Securities Fund is .25% annually of the value of the average daily net assets of each Fund. The investment advisory fee for the Index Fund is .20% annually of the value of the average daily net assets of the Fund. The investment advisory fee for the Bond Fund is:

       .325% annually of the value of the average daily net assets of the Fund up to $250,000,000;
       .30% annually of the value of the next $250,000,000 of the average daily net assets of the Fund;
       .275% annually of the value of the next $500,000,000 of the average daily net assets of the Fund;
       .25% annually of the value of the average daily net assets of the Fund in excess of $1,000,000,000.

    Under the terms of the Investment Management Agreements, HIMCO, subject to the supervision of the Funds' Board of Directors, provides investment management supervision to the Stock Fund, the Advisers Fund, the Capital Appreciation Fund, the International Opportunities Fund, the Dividend and Growth Fund and the International Advisers Fund in accordance with the Funds' investment objectives, policies and restrictions. HIMCO's responsibilities include:

        (1) Engaging, subject to consultation with the Funds' Board of Directors, the services of one or more firms to serve as investment sub-adviser to the Funds;

        (2) Reviewing from time to time the investment policies and restrictions of the Funds in light of the Funds' performance and otherwise and, after consultation with the investment sub-adviser, recommending any appropriate changes to the Funds' Board of Directors;

        (3) Supervising the investment program prepared for the Funds by the investment sub-adviser;

        (4) Monitoring on a continuing basis the performance of the Funds' portfolio securities;

        (5) Arranging for the provision of such economic and statistical data as HIMCO shall determine or as may be requested by the Funds' Board of Directors;

        (6) Providing the Funds' Board of Directors with such information concerning important economic and political developments as HIMCO shall deem appropriate or as shall be requested by the Funds' Board of Directors.

    For services rendered to the Funds, HIMCO charges a monthly fee based on the following annual rates as applied to the average of the calculated daily net asset value of the Funds.

    Advisers, Capital Appreciation, Dividend and Growth, International Advisers and International Opportunities Funds:

       .575% annually of the value of the average daily net assets of the Fund up to $250,000,000;
       .525% annually of the next $250,000,000 of the value of the average daily net assets of the Fund;
       .475% annually of the next $500,000,000 of the value of the average daily net assets of the Fund;
       .425% annually of the value of the average daily net assets of the Fund in excess of $1,000,000,000.

    HIMCO has agreed to waive its fees for the International Advisers Fund until the assets (excluding assets contributed by companies affiliated by HIMCO) first reach $20 million.

    Stock Fund:

       .325% annually of the value of the average daily net assets of the Fund up to $250,000,000;
       .275% annually of the value of the next $250,000,000 of the average daily net assets of the Fund;
       .225% annually of the next $500,000,000 of the value of the average daily net assets of the Fund;
       .150% annually of the value of the average daily net assets of the Fund in excess of $1,000,000,000.

    HIMCO, Hartford Plaza, Hartford, Connecticut 06115, is a wholly-owned subsidiary of Hartford Life Insurance Company ("HL") and was organized under the laws of the State of Connecticut in 1981. HIMCO also serves as investment adviser to several other HL-sponsored funds which are also registered with the SEC. HL is ultimately owned by Hartford Fire Insurance Company, one of the largest multiple lines insurance carriers in the United States. Hartford Fire Insurance Company is a subsidiary of ITT Corporation.

    Certain officers of the Funds are also officers and directors of HIMCO; Joseph H. Gareau is a Director and the President of HIMCO; Andrew W. Kohnke is a Managing Director of HIMCO; Donald E. Waggaman, Jr. is the Treasurer of HIMCO; and Charles M. O'Halloran is a Director, Secretary and Counsel of HIMCO.

INVESTMENT SUB-ADVISORY SERVICES

    WMC serves as Sub-Adviser to the International Opportunities Fund, pursuant to an Investment Sub-Advisory Agreement, effective as of June 15, 1990, with the Fund. This agreement was approved by the Fund's Board of Directors on January 30, 1990, was renewed in 1992 and has been reapproved each year since. It was approved by the Fund's shareholders on April 22, 1991. WMC serves as Sub-Adviser to the Dividend and Growth Fund, pursuant to an Investment Sub-Advisory Agreement, effective as of March 8, 1994, with the Fund. This agreement was approved by the Fund's Board of Directors on October 26, 1993, and by the Fund's shareholders on March 8, 1994. WMC serves as Sub-Adviser to the Advisers Fund, the Capital Appreciation Fund and the Stock Fund pursuant to Investment Sub-Advisory Agreements, effective as of May 1, 1994 with each Fund. Each of these agreements was approved by the Fund's Board of Directors on January 24, 1994 and by the Fund's shareholders on April 26, 1994. WMC serves as Sub-Adviser to the International Advisers Fund, pursuant to an Investment Sub-Advisory Agreement, effective as of February 28, 1995, with the Fund. This agreement was approved by the Fund's Board of Directors on October 21, 1994, and by the Fund's shareholders on February 28, 1995.

    Under the terms of the Investment Sub-Advisory Agreements, WMC provides an investment program to HIMCO for use by HIMCO in rendering services to these Funds. WMC makes all determinations with respect to the purchase and sale of portfolio securities (subject to the terms and conditions of the investment objectives, policies and restrictions of these Funds and to the supervision of the Funds' Board of Directors and HIMCO) and places, in the name of the Funds, all orders for execution of these Funds' portfolio transactions. In conjunction with such activities, WMC regularly furnishes reports to these Funds' Board of Directors concerning economic forecasts, investment strategy, portfolio activity and performance of the Funds.

    For services rendered to these Funds, WMC charges a quarterly fee to HIMCO. The Funds will not pay WMC's fee nor any part thereof, nor will the Funds have any obligation or responsibility to do so. WMC's quarterly fee is based upon the following annual rates as applied to the average of the calculated daily net asset value of each Fund.

    Advisers Fund, Stock Fund, Dividend and Growth Fund:

       .325% annually of the value of the average daily net assets of the Fund up to $50,000,000;
       .25% annually of the next $100,000,000 of the value of the average daily net assets of the Fund;
       .20% annually of the next $350,000,000 of the value of the average daily net assets of the Fund;
       .15% annually of the value of the average daily net assets of the Fund in excess of $500,000,000.

    Capital   Appreciation   Fund,   International   Opportunities   Fund    and
International Advisers Fund:

       .40% annually of the value of the average daily net assets of the Fund up to $50,000,000;
       .30% annually of the next $100,000,000 of the value of the average daily net assets of the Fund;
       .25% annually of the next $100,000,000 of the value of the average daily net assets of the Fund;
       .20% annually of the value of the average daily net assets of the Fund in excess of $500,000,000.

    WMC has agreed to waive its fees for the International Advisers Fund until the assets (excluding assets contributed by companies affiliated with HIMCO) first reach $20 million.

    The Investment Sub-Advisory Agreements with respect to the Advisers Fund, the Capital Appreciation Fund and the Stock Fund will remain in effect through May 1, 1996, unless sooner terminated. The Investment Sub-Advisory Agreement with respect to the International Opportunities Fund will remain in effect through July 27, 1995, unless sooner terminated. The Investment Sub-Advisory Agreement with respect to the Dividend and Growth Fund will remain in effect through March 8, 1996, unless sooner terminated. The Investment Sub-Advisory Agreement with respect to the International Advisers Fund will remain in effect through February 28, 1997, unless sooner terminated.

    WMC is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions and individuals. As of March 31, 1995, WMC held discretionary management authority with respect to approximately $88 billion of client assets. WMC and its predecessor organizations have provided investment advisory services to investment companies since 1933 and to investment counseling clients since 1960. WMC, 75 State Street, Boston, MA 02109, is a Massachusetts general partnership, of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland, and John B. Neff.

PORTFOLIO MANAGERS

    Saul J. Pannell, Senior Vice President of WMC, serves as portfolio manager to the Capital Appreciation Fund. Mr. Pannell has been a portfolio manager with WMC since 1979.

    Laurie A. Gabriel, CFA and Senior Vice President of WMC, serves as portfolio manager to the Dividend and Growth Fund. Ms. Gabriel joined WMC in 1976. She has been a quantitative research analyst with WMC since 1986, and took on portfolio management responsibilities in 1987.

    The International Opportunities Fund is managed by WMC's Global Equity Strategy Group, headed by Trond Skramstad, Senior Vice President of WMC. The Global Equity Strategy Group is comprised of global portfolio managers and senior investment professionals. No person or persons is primarily responsible for making recommendations to or within the Global Equity Strategy Group. Prior to joining WMC as Director of WMC's International Equity Department in 1993, Mr. Skramstad was a global equity portfolio manager at Scudder, Stevens & Clark since 1990.

    Rand L. Alexander, Senior Vice President of WMC, serves as portfolio manager to the Stock Fund. Mr. Alexander has been a portfolio manager with WMC since 1990. He was employed by the Putnam Investment Management Company as a portfolio manager and security analyst from 1981 until 1989.

    Paul D. Kaplan, Senior Vice President of WMC, serves as portfolio manager to the Advisers Fund. Mr. Kaplan manages the fixed income component of the Advisers Fund. He has been a portfolio manager with WMC since 1982. Rand L. Alexander, who is portfolio manager to the Stock Fund, manages the equity component of the Advisers Fund.

    The equity component of the International Advisers Fund is managed by WMC's Global Equity Strategy Group, headed by Trond Skramstad. The debt component of the International Advisers Fund is managed by Robert Evans, Vice President of WMC. Prior to joining WMC as a portfolio manager in 1995, Mr. Evans was a Senior Global Fixed Income Portfolio Manager with Pacific Investment Management Company from 1991 through 1994, and in the Global Fixed Income Department of Lehman Brothers International in London, England and New York City, New York from 1985 through 1990.

    The Bond Fund and the Mortgage Securities Fund are both managed by Tracy T. Eccles and Timothy J. Wilhide. Ms. Eccles is a Senior Vice President of HIMCO and an Assistant Vice President of ITT Hartford Life. She is a Senior Portfolio Manager, and also manages several fixed income insurance company separate accounts. She has worked for ITT Hartford since 1986 trading various fixed income securities, including mortgage-backed securities, corporates and treasuries. Prior to joining ITT Hartford, Ms. Eccles worked as an international trade officer for a major New York bank. A Chartered Financial Analyst, she received her B.A. from Smith College and her MBA from Northwestern University. Mr. Wilhide is a Portfolio Manager and Vice President of HIMCO. He has 17 years of experience in the fixed income markets. Prior to joining ITT Hartford in June 1994, Mr. Wilhide was vice president and fixed income manager for J.P. Morgan & Co. He received his B.A. from Gannon University and his MBA from the University of Delaware.

                     ADMINISTRATIVE SERVICES FOR THE FUNDS

    An Administrative Services Agreement between each Fund and HL provides that HL will manage the business affairs and provide administrative services to each Fund. Under the terms of these Agreements, HL will provide the following: administrative personnel, services, equipment and facilities and office space for proper operation of the Funds.

    HL has also agreed to arrange for the provision of additional services necessary for the proper operation of the Funds, although the Funds pay for these services directly. See "Expenses of the Funds."

    As compensation for the services to be performed by HL, each Fund pays to HL, as promptly as possible after the last day of each month, a monthly fee equal to the annual rate of .175% of the average daily net assets of the Fund.

                             EXPENSES OF THE FUNDS

    Each Fund shall assume and pay the following costs and expenses: interest; taxes; brokerage charges (which may be to affiliated broker-dealers); costs of preparing, printing and filing any amendments or supplements to the registration forms of each Fund and its securities; all federal and state registration, qualification and filing costs and fees, (except the initial costs and fees, which will be borne by HL), issuance and redemption expenses, transfer agency and dividend and distribution disbursing agency costs and expenses; custodian fees and expenses; accounting, auditing and legal expenses; fidelity bond and other insurance premiums; fees and salaries of directors, officers and employees of each Fund other than those who are also officers of HL; industry membership dues; all annual and semiannual reports and prospectuses mailed to each Fund's shareholders as well as all quarterly, annual and any other periodic report required to be filed with the SEC or with any state; any notices required by a federal or state regulatory authority, and any proxy solicitation materials directed to each Fund's shareholders as well as all printing, mailing and tabulation costs incurred in connection therewith, and any expenses incurred in connection with the holding of meetings of each Fund's shareholders and other miscellaneous expenses related directly to the Funds' operations and interest.

    The total expenses of each Fund including administrative and investment advisory fees for 1994 as a percentage of the Funds' average net assets were as follows: Stock Fund, .50%; Bond Fund, .55%; Money Market Fund, .47%; U.S. Government Money Market Fund, .58%; Advisers Fund, .65%; Capital Appreciation Fund, .72%; Mortgage Securities Fund, .48%; Index Fund .45%; International Opportunities Fund, .85%; Dividend and Growth Fund, .83%. The International Advisers Fund did not commence operations in 1994.

                        PERFORMANCE RELATED INFORMATION

    The Funds may advertise certain performance related information. Performance information about a Fund is based on the Fund's past performance only and is no indication of future performance.

    Each Fund may include its total return in advertisements or other sales material. When a Fund advertises its total return, it will usually be calculated for one year, five years, and ten years or some other relevant periods if the Fund has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions).

    The U.S. Government Money Market Fund and the Money Market Fund may advertise yield and effective yield. The yield of each of those Funds is based upon the income earned by the Fund over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is assumed to be reinvested in Fund shares and thus compounded in the course of a 52-week period.

                                   DIVIDENDS

    The shareholders of each Fund shall be entitled to receive such dividends as may be declared by each Fund's Board of Directors, from time to time based upon the investment performance of the assets making up that Fund's portfolio. The policy with respect to each Fund, except the U.S. Government Money Market Fund and the Money Market Fund, is to pay dividends from net investment income monthly and to make distributions of realized capital gains, if any, once each year. The U.S. Government Money Market Fund and the Money Market Fund declare dividends on a daily basis and pay them monthly.

    Such dividends and distributions will be automatically invested in additional full or fractional shares monthly on the last business day of each month at the per share net asset value on that date. Provision is also made to pay such dividends and distributions in cash if requested. Such dividends and distributions will be in cash or in full or fractional shares of the Fund at net asset value.

                                NET ASSET VALUE

    The net asset value of each Fund's shares will be determined as of the close of business (currently 4:00 P.M. Eastern Time) on each day the NYSE is open for trading, except for the Bond Fund and the Mortgage Securities Fund. The Bond Fund and the Mortgage Securities Fund will be closed for business when the bond markets are closed. Orders for the purchase of a Fund's shares received prior to the close of the NYSE on any day on which the Fund is open for business will be priced at the per-share net asset value determined as of the close of the NYSE. Orders received after the close of the NYSE or on a day on which the NYSE or a Fund are not open for business will be priced at the per-share net asset value next determined.

    The per-share net asset value of the shares each Fund will be determined by dividing the value of the Fund's assets, less the liabilities, by the number of outstanding shares issued by the Fund.

    Equity securities are valued at the last sales price as of the time when the valuation is being made. If no sales took place on such day and in the case of certain equity securities traded over-the-counter, then such securities are valued at the mean between the bid and the asked prices. Debt securities (other than short-term obligations) including mortgage-backed securities, are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Short-term investments with a maturity of 60 days or less when purchased are valued at cost plus interest earned (amortized cost), which approximates market value. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days.

    From such time, until maturity, the investments are valued at amortized cost using the value of the investment on the 61st day. Options are valued at the last sales price; if no sale took place on such day, then options are valued at the mean between the bid and asked prices.

    Assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of a Fund's Board of Directors.

                            PURCHASE OF FUND SHARES

    Fund shares are made available to serve as the underlying investment vehicles for variable annuity and variable life insurance separate accounts of ITT Hartford Life Insurance Companies. Shares of the Funds are sold on a no-load basis at their net asset values. See "Net Asset Value" and "Sale and Redemption of Shares."

    It is conceivable that in the future it may be disadvantageous for variable annuity separate accounts and variable life insurance separate accounts to invest in the Funds simultaneously. Although ITT Hartford Life Insurance Companies and the Funds do not currently foresee any such disadvantages either to variable annuity contract owners or variable life insurance policyowners, each Fund's Board of Directors intends to monitor events in order to identify any material conflicts between such contract owners and policyowners and to determine what action, if any, should be taken in response thereto. If the Board of Directors of a Fund were to conclude that separate funds should be established for variable life and variable annuity separate accounts, the variable life and variable annuity contract holders would not bear any expenses attendant to the establishment of such separate funds.

                         SALE AND REDEMPTION OF SHARES

    The shares of each Fund are sold and redeemed by the Fund at their net asset value next determined after receipt of a purchase or redemption order in good order in writing at its home office, P.O. Box 2999, Hartford, CT 06104-2999. Hartford Equity Sales Company, Inc., Hartford, Connecticut, is the Fund's principal underwriter. The value of shares redeemed may be more or less than original cost, depending upon the market value of the portfolio securities at the time of redemption. Payment for shares redeemed will be made within seven days after the redemption request is received in proper form by the Funds. However, the right to redeem Fund shares may be suspended or payment therefor postponed for any period during which: (1) trading on the NYSE is closed for other than weekends and holidays; (2) an emergency exists, as determined by the SEC, as a result of which (a) disposal by a Fund of securities owned by it is not reasonably practicable, or (b) it is not reasonably practicable for a Fund to determine fairly the value of its net assets; or (3) the SEC by order so permits for the protection of stockholders of the Funds.

                              FEDERAL INCOME TAXES

    Each Fund has elected and intends to qualify under Part I of Subchapter M of the Code. Each Fund intends to distribute all of its net income and gains to shareholders. Such distributions are taxable income and capital gains. Each Fund will inform shareholders of the amount and nature of such income and gains. Each Fund may be subject to a 4% nondeductible excise tax as well as an income tax measured with respect to certain undistributed amounts of income and capital gain. Each Fund expects to make such additional distributions of net investment income as are necessary to avoid the application of these taxes. For a discussion of the tax implications of a purchase or sale of the Funds' shares by the insurer, reference should be made to the section entitled "Federal Tax Considerations" in the appropriate separate account prospectus.

    If eligible, each Fund may make an election to pass through to its shareholders, ITT Hartford Life Insurance Companies, a credit for any foreign taxes paid during the year. If such election is made, the pass-through of the foreign tax credit will result in additional taxable income and income tax to ITT Hartford Life Insurance Companies. The amount of additional tax may be more than offset by the foreign tax credits which are passed through. These foreign tax credits may provide a benefit to ITT Hartford Life Insurance Companies.

                   OWNERSHIP AND CAPITALIZATION OF THE FUNDS

CAPITAL STOCK

    As of the date of this prospectus, the authorized capital stock of the Funds consisted of the following shares of a par value of $.10 per share: Advisers Fund, 3 billion; Capital Appreciation Fund, 800 million; Bond Fund, 800 million; Dividend and Growth Fund, 750 million; Index Fund, 400 million; International Opportunities Fund, 1500 million; Money Market Fund, 800 million; Mortgage Securities Fund, 800 million; Stock Fund, 800 million; U.S. Government Money Market Fund, 100 million; International Advisers Fund, 100 million.

    As of December 31, 1994, Hartford Accident and Indemnity Company owned 3,000,000 shares (5.4%) of Dividend and Growth Fund. As of March 1, 1995, HL owned 10,000,000 shares (100%) of the International Advisers Fund.

    At December 31, 1994, certain HL group pension contracts held direct interests in shares of the Funds as follows:

                                                                      PERCENT OF
                                                           SHARES    TOTAL SHARES
                                                         ----------  ------------
 Hartford Advisers Fund, Inc...........................  10,709,364     0.56%
 Hartford Capital Appreciation Fund, Inc...............   5,313,800     1.31%
 Hartford Index Fund, Inc..............................   9,462,900     9.14%
 Hartford International Opportunities Fund, Inc........   5,547,408     1.16%
 Hartford Mortgage Securities Fund, Inc................  16,249,689     5.26%
 Hartford Stock Fund, Inc..............................      65,899     0.02%

VOTING

    Each shareholder shall be entitled to one vote for each share of the Funds held upon all matters submitted to the shareholders generally. With respect to the Funds' shares, issued as described above under "Purchase of Fund Shares," as well as Fund shares which are not otherwise attributable to variable annuity contract owners or variable life policy holders, the ITT Hartford Life Insurance Companies shall be the shareholders of record. Each of the ITT Hartford Life Insurance Companies will vote all Fund shares, pro rata, according to the written instructions of the contract owners of the variable annuity contracts and the policy holders of the variable life contracts issued by it using the Funds as investment vehicles. This position is consistent with the policy of the SEC Staff.

OTHER RIGHTS

    Each share of Fund stock, when issued and paid for in accordance with the terms of the offering, will be fully paid and non-assessable. Shares of Fund stock have no pre-emptive, subscription or conversion rights and are redeemable as set forth under "Sale and Redemption of Shares." There are no shareholder pre-emptive rights. Upon liquidation of a Fund, the shareholders of that Fund shall be entitled to share, pro rata, in any assets of the Fund after discharge of all liabilities and payment of the expenses of liquidation.

                              GENERAL INFORMATION

REPORTS TO SHAREHOLDERS

    The  Funds  will   issue  unaudited  semiannual   reports  showing   current
investments in each Fund and other information and annual financial statements examined by independent auditors for the Funds.

CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENTS

    Chase Manhattan Bank, N.A., New York, New York, serves as custodian of the Funds' assets. Hartford Life Insurance Company, P.O. Box 2999, Hartford, Connecticut 06104-2999, serves as Transfer and Dividend Disbursing Agent for the Funds.

"MAJORITY" DEFINED

    As used in this Prospectus, the term "majority of the Fund's outstanding shares" means the vote of: (1) 67% or more of each Fund's shares present at a meeting, if the holders of more than 50% of the outstanding shares of each Fund are present or represented by proxy, or (2) more than 50% of each Fund's outstanding shares, whichever is less.

PENDING LEGAL PROCEEDINGS

    As of the date of this Prospectus, there are no pending legal proceedings involving the Funds or the Adviser or Sub-Adviser as a party.

REQUESTS FOR INFORMATION

    This Prospectus does not contain all the information included in the Registration Statement filed with the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the SEC's office in Washington, D.C. Statements contained in the Prospectus as to the contents of any contract or other document referred to herein are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Prospectus forms a part, each such statement being qualified, in all respects by such reference.

    For additional information, write to "Hartford Family of Funds", c/o Individual Annuity Operations, P.O. Box 2999, Hartford, CT 06104-2999.

                                    APPENDIX
                     RATINGS OF BONDS AND COMMERCIAL PAPER

    The rating information which follows describes how the rating services mentioned presently rate the described securities. No reliance is made upon the rating firms as "experts" as that term is defined for securities purposes. Rather, reliance on this information is on the basis that such ratings have become generally accepted in the investment business.

RATING OF BONDS

    Investments in publicly traded non-convertible corporate debt securities issued by U.S. corporations will be made in such securities having one of the four highest ratings assigned to such bonds by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("Standard & Poor's"). Such ratings are as follows:

    MOODY'S

    Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

    A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever earning any real investment standing.

    STANDARD & POOR'S

    AAA--Bonds rated AAA are the highest grade obligations. Capacity to pay interest and repay principal is extremely strong.

    AA--Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.

    A--Bonds rated A have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to the considerable investment strength but are not entirely free from adverse effects of changes in circumstances and economic conditions than debt in the highest rated categories.

    BBB--Bonds rated BBB and regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category then in higher rated categories.

    BB, B, CCC, CC, C--Debt rated BB, B, CCC, CC, and C is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

RATING OF COMMERCIAL PAPER

    Purchases of corporate debt securities used for short-term investment, generally called commercial paper, will be limited to the top two grades of Moody's, Standard & Poor's, Duff & Phelps, Fitch Investor Services and Thomson Bank Watch or other NRSROs (nationally recognized statistical rating organizations) rating services and will be an eligible security under Rule 2a-7.

    MOODY'S

    Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

        - Leading market positions in well-established industries.

        - High rates of return on funds employed.

        - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

        - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

        - Well-established access to a range of financial markets and assured sources of alternate liquidity.

    Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

    Issuers rate Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

    Issuers rated Not Prime do not fall within any of the Prime rating categories.

    STANDARD & POOR'S

    The relative strength or weakness of the following factors determines whether the issuer's commercial paper is rated A-1 or A-2.

        - Liquidity ratios are adequate to meet cash requirements.

    Liquidity ratios are basically as follows, broken down by the type of issuer:

        Industrial Company: acid test ratio, cash flow as a percent of current liabilities, short-term debt as a percent of current liabilities, short-term debt as a percent of current assets.

        Utility:  current liabilities as a  percent of revenues, cash flow as  a
    percent   of  current   liabilities,  short-term   debt  as   a  percent  of
    capitalization.

        Finance Company: current ratio, current liabilities as a percent of net receivables, current liabilities as a percent of total liabilities.

        - The long-term senior debt rating is "A" or better; in some instances "BBB" credits may be allowed if other factors outweigh the "BBB".

        - The issuer has access to at least two additional channels of borrowing.

        - Basic earnings and cash flow have an upward trend with allowances made for unusual circumstances.

        - Typically, the issuer's industry is well established and the issuer has a strong position within its industry.

        - The reliability and quality of management are unquestioned.

PROSPECTUS
MAY 1, 1995

                CALVERT RESPONSIBLY INVESTED BALANCED PORTFOLIO
                             4550 MONTGOMERY AVENUE
                                  SUITE 1000N
                            BETHESDA, MARYLAND 20814
                                 (301) 951-4820
                                 (800) 368-2750

    The Calvert Responsibly Invested Balanced Portfolio (formerly the Calvert Socially Responsible Series) (the "Portfolio") is a series of Acacia Capital Corporation (the "Fund"), an open-end management investment company whose investment advisor is Calvert Asset Management Company, Inc. (the "Investment Advisor").

    The investment objective of the Portfolio is to achieve a total return above the rate of inflation through an actively managed, nondiversified portfolio of common and preferred stocks, bonds, and money market instruments which offer income and capital growth opportunity and which satisfy the social concern criteria established for the Portfolio. There can be no assurance that the objective of the Portfolio will be realized. See "Investment Objective and Policies."

    This Prospectus sets forth the information that a prospective policyholder should know before directing investment in the Portfolio and it should be read and kept for future reference. A Statement of Additional Information dated May 1, 1995, which contains further information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. A copy of the Statement of Additional Information may be obtained without charge by calling the Fund at the numbers above, or by writing the Fund at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814.

    Shares of the Fund are offered only to insurance companies for allocation to certain of their variable separate accounts.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                                                        PAGE
Financial Highlights...............................................................................          44
The Fund...........................................................................................          45
Investment Objective and Policies of the Portfolio.................................................          45
The Fund and Its Management........................................................................          48
Purchase and Redemption of Shares..................................................................          50
Dividends and Distributions........................................................................          51
Total Return and Yield Information.................................................................          51
Taxes..............................................................................................          52
Transfer and Dividend Disbursing Agent.............................................................          52

                  CRI BALANCED (FORMERLY, CRI MANAGED GROWTH)
                              FINANCIAL HIGHLIGHTS

The following table provides information about the Portfolio's financial history. It expresses the information in terms of a single share outstanding throughout each period. The table has been audited by those independent accountants whose reports are included in the Fund's Annual Report to Shareholders for each of the respective periods presented. The table should be read in conjunction with the financial statements and their related notes. The current Annual Report to Shareholders is incorporated by reference into the Statement of Additional Information.

                                                                         YEAR ENDED DECEMBER 31,
                                              1994           1993           1992           1991           1990          1989
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period....        $1.537         $1.465         $1.403         $1.249        $1.247        $1.068
                                               -------        -------        -------        -------       -------       -------
                                               -------        -------        -------        -------       -------       -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income.................          .046           .045           .044           .050          .050          .042
  Net realized and unrealized gain
   (loss) on investments................         (.097)          .072           .062           .154          .002          .179
                                               -------        -------        -------        -------       -------       -------
    Total from investment operations....         (.051)          .117           .106           .204          .052          .221
                                               -------        -------        -------        -------       -------       -------
DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income..         (.046)         (.045)         (.044)         (.050)        (.050)        (.042)
                                               -------        -------        -------        -------       -------       -------
    Total distributions.................         (.046)         (.045)         (.044)         (.050)        (.050)        (.042)
                                               -------        -------        -------        -------       -------       -------
Total increase (decrease) in net asset
 value..................................         (.097)          .072           .062           .154          .002          .179
                                               -------        -------        -------        -------       -------       -------
Net asset value, end of period..........        $1.440         $1.537         $1.465         $1.403        $1.249        $1.247
                                               -------        -------        -------        -------       -------       -------
                                               -------        -------        -------        -------       -------       -------
--------------------------------------------------------------------------------------------------------------------------------
Total return(1).........................         (3.30%)         8.00%          7.61%         16.40%         4.18%        20.69%
                                               -------        -------        -------        -------       -------       -------
                                               -------        -------        -------        -------       -------       -------
Ratio of expenses to average net
 assets.................................           .80%           .81%           .85%           .85%          .77%          .50%
                                               -------        -------        -------        -------       -------       -------
                                               -------        -------        -------        -------       -------       -------
Ratio of net income to average net
 assets.................................          3.39%          3.69%          4.05%          4.49%         5.69%         4.85%
                                               -------        -------        -------        -------       -------       -------
                                               -------        -------        -------        -------       -------       -------
Increase reflected in net income ratio
 due to expense reimbursement...........            --             --             --             --            --           .46%
                                               -------        -------        -------        -------       -------       -------
                                               -------        -------        -------        -------       -------       -------
Portfolio turnover......................            43%            14%            15%            12%           11%           28%
                                               -------        -------        -------        -------       -------       -------
                                               -------        -------        -------        -------       -------       -------
Net assets, end of period...............  $ 66,592,680   $ 53,999,759   $ 28,471,358   $ 14,945,973   $ 6,759,546   $ 2,572,761
                                           -----------    -----------    -----------    -----------    ----------    ----------
                                           -----------    -----------    -----------    -----------    ----------    ----------
Number of shares outstanding at end of
 period (in thousands)..................        46,244         35,142         19,433         10,656         5,410         2,064
                                               -------        -------        -------        -------       -------       -------
                                               -------        -------        -------        -------       -------       -------
--------------------------------------------------------------------------------------------------------------------------------

                                                                      FROM INCEPTION
                                                                      (SEPT. 2, 1986)
                                                                        TO DEC. 31,
                                               1988          1987          1986
------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period....       $1.004        $0.958         $1.000
                                              -------       -------      ---------
                                              -------       -------      ---------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income.................         .054          .019           .010
  Net realized and unrealized gain
   (loss) on investments................         .064          .046          (.042)
                                              -------       -------      ---------
    Total from investment operations....         .118          .065          (.032)
                                              -------       -------      ---------
DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income..        (.054)        (.019)         (.010)
                                              -------       -------      ---------
    Total distributions.................        (.054)        (.019)         (.010)
                                              -------       -------      ---------
Total increase (decrease) in net asset
 value..................................         .064          .046          (.042)
                                              -------       -------      ---------
Net asset value, end of period..........       $1.068        $1.004         $0.958
                                              -------       -------      ---------
                                              -------       -------      ---------
----------------------------------------------------------------------------------------
Total return(1).........................        11.75%         6.78%          3.31%
                                              -------       -------      ---------
                                              -------       -------      ---------
Ratio of expenses to average net
 assets.................................          .50%          .50%           .10%(a)
                                              -------       -------      ---------
                                              -------       -------      ---------
Ratio of net income to average net
 assets.................................         4.95%         3.72%          1.59%(a)
                                              -------       -------      ---------
                                              -------       -------      ---------
Increase reflected in net income ratio
 due to expense reimbursement...........          .30%          .82%          1.41%(a)
                                              -------       -------      ---------
                                              -------       -------      ---------
Portfolio turnover......................           40%           17%            --
                                              -------       -------      ---------
                                              -------       -------      ---------
Net assets, end of period...............  $ 1,293,692   $ 1,022,484   $    143,745
                                           ----------    ----------    -----------
                                           ----------    ----------    -----------
Number of shares outstanding at end of
 period (in thousands)..................        1,211         1,018            150
                                              -------       -------      ---------
                                              -------       -------      ---------
----------------------------------------------------------------------------------------

         (a)  Annualized

         (1) Total return is for the Portfolio only and does not reflect sales charges and expenses deducted by the Insurance companies. Total return has not been audited prior to 1989.

                                    THE FUND

    Acacia Capital Corporation (the "Fund"), a Maryland corporation, is an open-end investment company. The shares of the Fund currently are sold only to insurance companies (collectively, the "Insurance Companies") for allocation to their separate accounts (collectively, the "Variable Accounts") to fund the benefits under certain variable annuity and variable life insurance policies (collectively, the "Policies") issued by such companies. Accordingly, the interest of a policy owner in the shares is subject to the terms of the particular annuity or life insurance policy and is described in the attached prospectus for one of the Policies, which should be reviewed carefully by a person considering the purchase of a Policy. The rights of the Insurance Companies as shareholders should be distinguished from the rights of a policy owner which are described in the Policies. Policy owners should consider that the investment return experience of the Portfolio will affect the value of the policy and the amount of annuity payments or life insurance benefits received under a policy. See the attached prospectus(es) for the Policies for a description of the relationship between increases or decreases in the net asset value of Portfolio shares (and any distributions on such shares) and the benefits provided under a policy.

               INVESTMENT OBJECTIVE AND POLICIES OF THE PORTFOLIO

    The investment objective of the Portfolio discussed below is not fundamental and may be changed upon 60 days' written notice to shareholders without a shareholder vote. There can be no assurance that the investment objective of the Portfolio will be realized.

    The investment objective of the Portfolio is to seek growth of capital through investment in enterprises that make a significant contribution to society through their products and services and through the way they do business. The Portfolio is designed for long-term investment and seeks to achieve a total return above the rate of inflation through an actively managed portfolio of stocks, bonds and money market instruments (including repurchase agreements secured by such instruments) selected with a concern for the social impact of each investment. It is not the policy of the Portfolio to take great risks to obtain speculatively or aggressively high returns. There is no predetermined percentage of assets allocated to either stocks or bonds or money market instruments, although, as an operating policy, the Portfolio will have at least 25% of its assets in fixed income senior securities. Equity investments are selected by the Sub-Advisor, NCM Capital Management Group, Inc., subject to direction and control by the Fund's Advisor and Board of Directors. Fixed-income investments are selected by the Advisor. The Investment Advisors determine the mix for the Portfolio depending upon their view of market conditions and the economic outlook.

    To implement its investment objectives, the Portfolio follows the following policies which, unless otherwise specified as a fundamental policy, are operating policies and may be changed without shareholder vote. The Portfolio may purchase both common and preferred stock. For its fixed-income investments, the Portfolio normally invests in bonds which are considered investment grade, including bonds which are direct or indirect obligations of the U.S. Government, or which at the date of investment are rated AAA, AA, A, or BBB by Standard & Poor's Corporation or Aaa, Aa, A, or Baa by Moody's Investors Service, Inc. Bonds rated Baa or BBB are considered medium grade obligations and possess speculative characteristics. The Portfolio may purchase lower-rated obligations but no more than 20% of its assets may be invested in obligations rated lower than B. The Portfolio may purchase without limitation bonds which are unrated but of comparable quality to bonds rated B or better, as determined by the Advisors under the supervision of the Board of Directors. See Additional Risk Factors--Non-Investment Grade Securities, and the Statement of Additional Information for additional information concerning bond ratings.

    The Portfolio may purchase money market instruments, including repurchase agreements with recognized securities dealers and banks secured by such instruments, selected in accordance with the Portfolio's social criteria. Such money market instruments may include: obligations issued or guaranteed as to principal by the U.S. Government, its agencies and instrumentalities; U.S. dollar-denominated certificates of deposit, time deposits and bankers' acceptances of U.S. banks, generally banks with assets in excess of $1 billion; and commercial paper which at the date of investment is rated A-1 by Standard and Poor's Corporation or Prime-1 by Moody's Investors Service, Inc., or if not rated, is of comparable quality.

    Due to the particular social objective of the Portfolio, opportunities may exist to promote promising approaches to social goals through privately placed instruments. Since private placement investments are restricted securities and have no readily available market, the Portfolio has a fundamental policy that such investments in the Portfolio are limited to no more than 10% of the Portfolio's assets.

    All investments for the Portfolio are selected with a concern for the social impact of each investment. The Portfolio has developed the following criteria for the selection of organizations in which the Portfolio invests. The Portfolio seeks to invest in a producer or service provider which:

    1. Delivers safe products and services in ways that sustain our natural environment.

    2. Is managed with participation throughout the organization in defining and achieving objectives.

    3. Negotiates fairly with its workers, provides an environment supportive of their wellness, does not discriminate on the basis of race, gender, religion, age, disability, ethnic origin or sexual orientation, does not consistently violate regulations of the Equal Employment Opportunity Commission, and provides opportunities for women, disadvantaged minorities and others from whom equal opportunities have often been denied.

    4. Fosters awareness of a commitment to human goals, such as creativity, productivity, self-respect, and responsibility, within the organization and the world, and continually recreates a context within which these goals can be realized.

    The Portfolio will not invest in an issuer primarily engaged in the production of nuclear energy or in the manufacture of equipment to produce nuclear energy, business activities in support of repressive regimes, or the manufacture of weapons systems.

    Each investment is selected on the basis of its abilities to contribute to the dual objective of the Portfolio. All potential investments are first screened for financial soundness and then evaluated according to the Portfolio's social criteria. To the greatest extent possible, investments are made in companies exhibiting unusual, positive accomplishment with respect to one or more of the criteria. All companies must meet the Portfolio's minimum standards for all the criteria. It should be noted that the Portfolio's social criteria tend to limit the availability of investment opportunities more than is customary with other investment companies.

    The selection of an organization for investment by the Series does not constitute endorsement or validation by the Fund, nor does the exclusion of an organization necessarily reflect failure to satisfy the Series' social criteria. Policyholders directing investment in the Series are invited to send brief descriptions of companies they believe might be suitable for investment by the Series.

RISKS OF FOREIGN SECURITIES

    The Portfolio may invest up to 10% of its assets in the securities of foreign issuers. There are substantial and different risks involved in investing in foreign securities. You should consider these risks carefully. For example, there is generally less publicly available information about foreign companies than is available about companies in the U.S. Foreign companies are generally not subject to uniform audit and financial reporting standards, practices and requirements comparable to those in the U.S.

    Foreign securities involve currency risks. The U.S. dollar value of a foreign security tends to decrease when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar falls against such currency. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security. Dividend and interest payments may be returned to the country of origin, based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed. Losses and other expenses may be incurred in converting between various currencies in connections with purchases and sales of foreign securities.

    Foreign stock markets are generally not as developed or efficient as those in the U.S. In most foreign markets volume and liquidity are less than in the U.S. and, at times, volatility of price can be greater than that in the U.S. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges. There is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the U.S.

    There is also the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets, political or social instability, or diplomatic developments which could adversely affect investments, assets or securities transactions of the Fund in some foreign countries. The Fund is not aware of any investment or exchange control regulations which might substantially impair the operations of the Fund as described, although this could change at any time.

    Investing in emerging markets in particular, those countries whose economies and capital markets are not as developed as those of more industrialized nations, carries its own special risks. Among other risks, the economies of such countries may be affected to a greater extent than in other countries by price fluctuations of a single commodity, by severe cyclical climatic conditions, lack of significant history in operating under a market-oriented economy, or by political instability, including risk of expropriation.

    For many foreign securities, there are U.S. dollar-denominated American Depositary Receipts ("ADRs"), which are traded in the U.S. on exchanges or over the counter and are generally sponsored and issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers' stock, the Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the U.S. for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. The Fund may also invest in European Depositary Receipts ("EDRs"), which are receipts evidencing an arrangement with a European bank similar to that for ADRs and are designed for use in the European securities markets. EDRs are not necessarily denominated in the currency of the underlying security.

    The dividends and interest payable on certain of the Fund's foreign securities may be subject to foreign withholding taxes, thus reducing the net amount available for distribution to the Fund's shareholders. You should understand that the expense ratio of the Portfolio can be expected to be higher than those of investment companies investing only in domestic securities since the costs of operations are higher.

ADDITIONAL NONFUNDAMENTAL INVESTMENT POLICIES

    The Portfolio has adopted the following operating (i.e., nonfundamental) investment policies which may be changed by the Board of Directors without shareholder approval:

    The Portfolio may invest up to less than one percent of its respective assets in investments in securities that offer a rate of return below the then prevailing market rate and that present attractive opportunities for furthering the Portfolio's social criteria. In applying this restriction, the percentage of a Portfolio's assets in such securities is based on the aggregate cumulative value at the time of the respective acquisitions of such securities currently held by the Portfolio. These securities are unrated and are generally considered non-investment grade debt securities which involve a greater risk of default or price decline than investment-grade securities. Through diversification and credit analysis, investment risk can be reduced, although there can be no assurance that losses will not occur.

ADDITIONAL RISK FACTORS

    NONDIVERSIFIED PORTFOLIOS

    There may be risks associated with the Portfolio being nondiversified. Specifically, since a relatively high percentage of the assets of the Portfolio may be invested in the obligations of a limited number of issuers, the value of the shares of a nondiversified Portfolio may be more susceptible to any single economic, political or regulatory event than the shares of a diversified Portfolio would be.

    INTEREST RATE RISK

    All fixed income instruments are subject to interest-rate risk: that is, if market interest rates rise, the current principal value of a bond will decline. In general, the longer the maturity of the bond, the greater the decline in value will be.

    NON-INVESTMENT GRADE SECURITIES

    Noninvestment-grade securities tend to be less sensitive to interest rate changes than higher-rated investments, but are more sensitive to adverse economic changes and individual corporate developments. This may affect the issuer's ability to make principal and interest payments on the debt obligation. There is also a greater risk of price declines due to changes in the issuer's creditworthiness. Because the market for lower-rated securities may be less active ("thinner") than for higher-rated securities, it may be difficult for the fund to sell the securities. Because of a lack of objective data, a thinly-traded market may make it difficult to value the securities, so that the Board of Directors may have to exercise its judgment in assigning a value. See the Appendix in the Statement of Additional Information for more information on bond ratings.

REPURCHASE AGREEMENTS

    A repurchase agreement is a transaction where the Portfolio buys a security at one price and simultaneously agrees to sell that same security back to the original owner at a higher price. Under the direction and supervision of the Fund's Board of Directors, the Investment Advisor and Sub-Advisor review the creditworthiness of the other party to the agreement and must find it satisfactory before engaging in a repurchase agreement. In all instances the Fund holds underlying securities with a value equal to the total repurchase price the other party has agreed to pay. However, in the event of the bankruptcy of the other party, the Portfolio could experience delays in recovering its money, may realize only a partial recovery or even no recovery, and may also incur disposition costs. The Portfolio is not expected generally to invest more than a very small portion of its assets in repurchase agreements.

OTHER INFORMATION

    In addition to the investment policies described above, the investment program is subject to further policies and restrictions which are described in the Statement of Additional Information. The Portfolio may, to a limited extent, lend its portfolio securities and engage in reverse repurchase agreements. Unless otherwise specified, the policies and restrictions for the Portfolio are not fundamental and may be changed without shareholder approval. Policyholder inquiries should be directed to the Fund at (301) 951-4820 or (800) 368-2750, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814.

                          THE FUND AND ITS MANAGEMENT

    The Fund is an open-end management investment company. The Board of Directors supervises the business affairs and investments of the Fund, which are managed on a daily basis by the Fund's Investment Advisor. The Fund was incorporated under the laws of the State of Maryland on September 27, 1982. The Fund is a series fund which issues classes of stock, one for each Portfolio.

INVESTMENT ADVISOR

    The Fund's investment advisor is Calvert Asset Management Company, Inc. (the "Investment Advisor"), which is located at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Calvert Asset

Management is a wholly-owned subsidiary of Calvert Group, Ltd., which is in turn an indirect wholly-owned subsidiary of Acacia Mutual Life Insurance Company. As of December 31, 1994, Calvert Group, Ltd. had assets in excess of $4.2 billion under management and administration. Pursuant to its investment advisory agreement with the Fund, the Investment Advisor manages the fixed-income investments of the Portfolio and is responsible for the overall management of the business affairs of each Portfolio, subject to the direction and authority of the Fund's Board of Directors.

    The  Sub-Advisor  to the  Portfolio is  NCM  Capital Management  Group, Inc.
(NCM). Pursuant to its Investment Sub-Advisory Agreement with the Investment Advisor, NCM manages the equity portion of the Portfolio selections for the Portfolio. NCM was founded by Maceo K. Sloan in 1986 as a subsidiary of North Carolina Mutual Life Insurance Company, which was established by Mr. Sloan's ancestors in 1898 and is one of the oldest and largest minority-owned financial institutions in the country. NCM has been an employee-owned subsidiary of Sloan Financial Group since 1991. Sloan Financial Group is controlled by Mr. Sloan and Justin F. Beckett, Executive Vice President and a Director of NCM. NCM is one of the largest minority-owned investment management firms in the country, and provides products in equity, fixed-income and balanced portfolio management. It is also one of the industry leaders in the employment and training of minority and women investment professionals. NCM has served as sub-advisor to the Portfolio since February 1995.

    Wendell E. Mackey, Vice President of NCM, is the portfolio manager with respect to the Portfolio's equity investments. Mr. Mackey earned his B.B.A. degree from Howard University, and his M.M degree from Kellogg Graduate School of Management at Northwestern University. He subsequently worked with several securities firms before joining NCM as an equity portfolio manager in 1993. He has managed the Portfolio since February 1995.

    Ms. Denzler manages the Portfolio's fixed-income investments. She has been managing funds for the Advisor since 1988. She holds a B.S. degree from Radford University and is a Chartered Financial Analyst.

ADVISORY FEE

    The Investment Advisor is receives from the Portfolio a monthly base fee, computed on a daily basis at an annual rate of 0.70% of the average daily net assets of the Portfolio.

    The Advisor pays the Sub-advisor a base fee of 0.25% of one-half of the Portfolio's average net assets. In addition, under the circumstances described below, the Advisor and Sub-advisor may earn (or have their fees reduced by) performance fee adjustments based on the extent to which performance of the Portfolio exceeds or trails the Lipper Balanced Funds Index. Payment of the performance fee adjustment begins July 1, 1996. The specific adjustments are as follows:

ADVISOR'S PERFORMANCE FEE ADJUSTMENT

PERFORMANCE VERSUS THE             PERFORMANCE
LIPPER BALANCED FUNDS INDEX      FEE ADJUSTMENT
-----------------------------  -------------------
6% to < 12%                             0.05%
12% to < 18%                            0.10%
18% or more                             0.15%

SUB-ADVISOR'S PERFORMANCE FEE ADJUSTMENT

PERFORMANCE VERSUS THE             PERFORMANCE
LIPPER BALANCED FUNDS INDEX      FEE ADJUSTMENT
-----------------------------  -------------------
6% to < 12%                             0.05%
12% to < 18%                            0.10%
18% or more                             0.15%

The performance fee adjustment to the Sub-advisor is paid out of the fee the Advisor receives from the Portfolio. The initial performance period will be the twelve month period between July 1, 1995, and July 1, 1996. Each month an additional month's performance will be factored into the calculation until a total of 36 months comprises the performance computation period. Payment by the Portfolio of the performance adjustment will be conditioned on: (1) the performance of the Portfolio as a whole having exceeded the Lipper Balanced Funds Index; and (1) payment of the performance adjustment not causing the Portfolio's performance to fall below the Lipper Balanced Funds Index.

EXPENSES

    The Fund's expenses, which are accrued daily, include: the fee of the Investment Advisor; costs of executing portfolio transactions; pricing costs; interest; taxes; custodian and transfer agent fees; legal and auditing fees; bookkeeping and dividend disbursing expenses; and certain other expenses relating to the Fund's operations. The Fund's organizational expenses were paid by the Investment Advisor, and other expenses that the investment advisory agreement does not state are payable by the Fund will be assumed by the Investment Advisor. Certain expenses are paid by the Portfolio that incurs them, while other expenses are allocated among each Series on the basis of its relative size (that is, the amount of its net assets), or by the Board of Directors as appropriate.

    The Investment Advisor has agreed to reimburse the Fund for the amount, if any, by which the aggregate expenses of the Portfolio (including the investment advisory fee but excluding brokerage commissions, interest, taxes, and extraordinary expenses) exceed the limit of any state in which the Portfolios' shares are qualified for sale. Expenses constituted 0.80% of the average net assets of the Portfolio for 1994.

CAPITAL STOCK

    The Fund issues separate shares of stock for each of its Portfolios. Shares of each of the series have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that series. No series has preference over another series. When issued, shares are fully paid and nonassessable and do not have preemptive or conversion rights or cumulative voting rights. The Fund's shareholders, the Insurance Companies, will vote Fund shares allocated to the Variable Accounts in accordance with instructions received from policy owners. Under certain circumstances, which are described in the accompanying prospectus of the variable life policy, the voting instructions received from variable life insurance policy owners may be disregarded.

                       PURCHASE AND REDEMPTION OF SHARES

    The Fund offers its shares, without sales charge, only for purchase by the Insurance Companies for allocation to their Variable Accounts. Shares are purchased by the Variable Accounts at the net asset value of the Portfolio next determined after the Insurance Company receives the premium payment. The Fund continuously offers its shares in the Portfolio at a price equal to the net asset value per share. Initial and subsequent payments allocated to the Fund are subject to the limits applicable in the Policies issued by the Insurance Companies.

    It is conceivable that in the future it may be disadvantageous for both annuity Variable Accounts and life insurance Variable Accounts, or for Variable Accounts of different Insurance Companies, to invest simultaneously in the Fund, although currently neither the Insurance Companies nor the Fund foresee any such disadvantages to either variable annuity or variable life insurance policy owners of any Insurance Company. The Fund's Board of Directors intends to monitor events in order to identify any material conflicts between such policy owners and to determine what action, if any, should be taken in response thereto.

    The Insurance Companies redeem shares of the Fund to make benefit and surrender payments under the terms of its Policies. Redemptions are processed on any day on which the Fund is open for business (each day the New York Stock Exchange is open), and are effected at the Fund's net asset value next determined after the appropriate Insurance Company receives a surrender request in acceptable form.

    Payment for redeemed shares will be made promptly, but in no event later than seven days. However, the right of redemption may be suspended or the date of payment postponed in accordance with the Rules under the 1940 Act. The amount received upon redemption of the shares of the Fund may be more or less than the amount paid for the shares, depending upon the fluctuations in the market value of the assets owned by the Fund. The Fund redeems all full and fractional shares of the Portfolio for cash. The redemption price is the net asset value per share. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption.

    The net asset value of the shares of the Portfolio is determined once daily as of the close of business of the New York Stock Exchange, on days when the Exchange is open for business, or for any other day when there is a sufficient degree of trading in the investments of the Portfolio to affect materially its net asset value per share (except on days when no orders to purchase or redeem shares of the Portfolio have been received). The net asset value is determined by adding the values of all securities and other assets of the Portfolio, subtracting liabilities and expenses, and dividing by the number of outstanding shares of the Portfolio.

    Except for money market instruments maturing in 60 days or less, securities held by the Portfolio are valued at their market value if market quotations are readily available. Otherwise, such securities are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be made by persons acting pursuant to the direction of the Board. All money market instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis.

                          DIVIDENDS AND DISTRIBUTIONS

    It is the Fund's intention to distribute substantially all of the net investment income, if any, of the Portfolio. For dividend purposes, net investment income of the Portfolio consists of all payments of dividends or interest received by such Portfolio less estimated expenses (including the investment advisory fee). All net realized capital gains, if any, of each Portfolio are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Portfolio at net asset value.

                       TOTAL RETURN AND YIELD INFORMATION

    The Portfolio may advertise its "total return" from time to time. Total return refers to the total change in value of an investment in the Portfolio over a specified period. It differs from yield in that yield figures measure only the income component of the Portfolio's portfolio investments, while total return includes not only the effect of income dividends but also any change in net asset value, or principal amount, during the stated period. The total return of the Portfolio is the ratio of the increase (or decrease) in value of a hypothetical investment in the Portfolio at the end of a measuring period to the amount initially invested in the Portfolio. Total return is computed by taking the total number of shares purchased by a hypothetical $1,000 investment, adding all additional shares purchased within the period with reinvested dividends and distributions, calculating the value of those shares at the end of the period, and dividing the result by the initial $1,000 investment. For periods of more than one year, the cumulative total return is then adjusted for the number of years, taking compounding into account, to calculate average annual total return during that period.

    Total return is historical in nature and is not intended to indicate future performance. Total return will be quoted for the most recent one-year period, and the average annual total return will be quoted for the most recent five- and ten-year periods, or the period from the commencement of the public offering of the Portfolio, if shorter.

    Actual total return quotations may also be advertised for other specified periods, such as calendar years and calendar quarters. Cumulative total return for periods of more than one year may also be quoted. These figures will be accompanied by the standard, average annual total return quotations. The total return of the Portfolio does not include the effect of paying the sales charges on the particular insurance policy or annuity contract for which the Portfolio serves as the investment vehicle.

                                     TAXES

    As a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code, as amended, the Fund is not subject to federal income tax, nor to the federal excise tax imposed by the Tax Reform Act of 1986, to the extent that it distributes its net investment income and realized capital gains. Since the only shareholders of the Fund are the Insurance Companies, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to purchasers of the annuity or life insurance policies, see the prospectuses for the Policies.

                     TRANSFER AND DIVIDEND DISBURSING AGENT

    Calvert Shareholder Services, Inc., having its principal place of business at 4550 Montgomery Avenue, Bethesda, Maryland 20814, is the Fund's transfer agent and dividend disbursing agent.

This form must be completed for all tax-sheltered annuities.

                     SECTION 403(b)(11) ACKNOWLEDGMENT FORM

    The Hartford variable annuity contract which you have recently purchased is subject to certain restrictions imposed by the Tax Reform Act of 1986. Contributions to the contract after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed to you unless you have:

       a. attained age 59 1/2

       b. terminated employment

       c. died, or

       d. become disabled.

Distributions of post December 31, 1988 contributions may also be made if you have experienced a financial hardship. Also there may be a 10% penalty tax for distributions made because of financial hardship or separation from service. Also, please be aware that your 403(b) Plan may also offer other financial alternatives other than the Hartford variable annuity. Please refer to your Plan.

Please complete the following and return to:

    Hartford Life Insurance Company
    Attn: RPVA Administration
    P.O. Box 2999
    Hartford, CT 06104-2999

Name of Contract Owner/Participant: ____________________________________________
Address: _______________________________________________________________________
City or Plan/School District: __________________________________________________
Date: __________________________________________________________________________
Participant No: ________________________________________________________________
Signature: _____________________________________________________________________

    To    obtain   a   Statement   of   Additional
Information, complete the form below and mail to:

    Attn: RPVA Administration
    Hartford Life Insurance Companies
    P.O. Box 2999
    Hartford, CT 06104-2999

    Please  send   a   Statement   of   Additional
Information for Separate Account DC-I and Separate
Account Two (DC-II)(Form HV-1879-9) to me at the following address.

    _________________________________________
                      (name)
     _________________________________________
                     (street)
     _________________________________________
         (city/state)           (zip code)

          PRINCIPAL UNDERWRITER
          Hartford Equity Sales Company, Inc. (HESCO)
          Hartford Securities Distribution Company, Inc. (HSD)
          Hartford Plaza, Hartford, CT 06115
                                                                        HARTFORD
          INDEPENDENT AUDITORS FOR HARTFORD
          LIFE INSURANCE COMPANY AND
          THE GENERAL ACCOUNT OPTION
                                                                  LIFE INSURANCE
          Arthur Andersen & Co.
          Hartford, Connecticut 06103
                                                                         COMPANY
          INSURER
          Hartford Life Insurance Company
          Executive Offices: P.O. Box 2999
          Hartford, CT 06104-2999
                                                    SEPARATE ACCOUNT TWO (DC-II)
                                                                      PROSPECTUS
                                                     INCLUDING THE PROSPECTUS OF
                                                                       THE FUNDS

                                             Group Variable Annuity Contracts

               HV-2025
   [LOGO]
          HARTFORD LIFE INSURANCE COMPANY
                                                               BULK RATE
          P.O. BOX 2999, HARTFORD, CT 06104-2999
                                                              U.S. POSTAGE
                                                                  PAID
                                                              PERMIT NO. 1
                                                            HARTFORD, CONN.